Exhibit 10.4
PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS

    ARTICLE 1: PROPERTY/PURCHASE PRICE

1.1    Certain Basic Terms.

(a)    Buyer and Notice Address:

HGI Acquisitions, LLC (“Buyer”)
999 Waterside Drive, Suite 2300
Norfolk, VA 23510
Attention: Legal Department
Email:hglegal@harborg.com

With a copy to:
c/o Harbor Group International, LLC
999 Waterside Drive, Suite 2300
Norfolk, Virginia 23510
Attention: T. Richard Litton, Jr., President
Email: officeofrlitton@harborg.com

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Attention: David Drewes
Telephone: (212) 728 8653
Email: ddrewes@willkie.com;

(b)    Seller and Notice Address: Per Schedule 1.1(b), attached. The Seller parties shall be collectively referred to herein as “Seller.” Notice Address for Seller as follows:

c/o Armada Hoffler Properties, Inc.
222 Central Park Avenue, Suite 1000
Virginia Beach, VA 23462
Attention: Legal Department
Email: legalnotices@armadahoffler.com

With a copy to:

Morrison & Foerster LLP
                        250 West 55th Street
                        New York, New York 10019
                        Attention: Jeffrey J. Temple and Tushna Gamadia
E-mail: jtemple@mofo.com; tgamadia@mofo.com

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(c)    Effective Date:    March 13, 2026

(d)    Purchase Price:    $562,000,000. The Purchase Price for the Property (as herein defined) shall be allocated among the individual Properties comprising the Property by mutual agreement of Seller and Buyer prior to the Closing Date, which may be reallocated following such mutual agreement by reasonable mutual consent of Seller and Buyer if required by Buyer’s lender or for any other reason (the “Allocated Purchase Price”). Any reference to the “Purchase Price” shall mean the aggregate Purchase Price for all of the Property. For each Property, the Allocated Purchase Price allocated thereto shall be allocated entirely to the Real Property and Improvements.

(e)    Earnest Money Deposit:    $15,000,000. The Earnest Money Deposit shall be deposited in accordance with Section 1.3 below. References to Earnest Money Deposit shall include interest thereon.

(f)    Due Diligence Period:    Buyer’s Due Diligence Period (as defined below) has ended.

(g)    Closing Date:     For all Properties, 30 days after the Effective Date (“Scheduled Closing Date”), subject to (i) a one-time extension right of Buyer to extend the Scheduled Closing Date to the Extended Closing Date (as defined below) with respect to all Properties and (ii) Buyer’s rights with respect to the Greenside Property as set forth herein. The Scheduled Closing Date and Extended Closing Date, as shall be applicable, are referred to herein as the “Closing Date”.

(h)    Title Company:    Waterside Title Agency
1125 Ocean Ave
Suite 1002
Lakewood NJ 08701
        Attention : Adina Sacks
        Email: ASacks@watersidetitle.com

(i)    Funding Agent:        Stewart Title Guaranty Company
        1360 Post Oak Blvd., Ste. 100, MC#11-15
Houston, TX 77056
Attention: Kimberly M. Schultz
Email: Kimberly.Schultz@Stewart.com

(j)    Seller’s Advisor:     Bank of America, N.A.

(k)    Closing Date Extension: Buyer shall have a one-time right to extend the Scheduled Closing Date for all Properties for an additional period of 30 days after the Scheduled Closing Date (such date, the “Extended

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Closing Date”) by delivering notice in writing to Seller no later than 5 business days prior to the Scheduled Closing Date of the Extended Closing Date. Notwithstanding the foregoing, the Closing of the Greenside Property and the Chandler Residence Property shall each occur in accordance with the applicable terms set forth in this Agreement.

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1.2    Property. Subject to the terms of this Purchase and Sale Agreement and Joint Escrow Instructions (this “Agreement”), Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, the following property (collectively, the “Property”):

(a)Those certain real properties, the address for each of which is set forth in Schedule 1.1(d) and as more particularly described in Exhibit A (collectively, the “Real Property”), together with the buildings, improvements and any parking areas thereon (collectively, the “Improvements”), and all rights, privileges and appurtenances of the above-described Real Property, including easements, hereditaments or rights-of-way relating thereto, and, without warranty, all right, title, and interest, if any, of Seller in and to the land lying within any street or roadway adjoining the Real Property or any vacated or hereafter vacated street or alley adjoining said Real Property.

(b)All of Seller’s right, title and interest, in and to all fixtures, furniture, furnishings, fittings, equipment, machinery, vehicles, appliances and other tangible personal property, if any, owned by Seller presently or hereafter located on the Real Property and used exclusively in the management, ownership, operation, leasing or maintenance of the Real Property (collectively, the “Personal Property”), but specifically excluding any items of personal property owned by tenants or any Condominium Board (as defined below) and any contracts, permits, warranties, guaranties and other intangible property held by the Condominium Board and all of the items listed on Exhibit F hereto.

(c)All of Seller’s interest, as landlord, in all existing leases, subleases, licenses and other occupancy contracts, whether or not of record, which provide for the use or occupancy of space or facilities on or relating to the Improvements, including all amendments thereto, and all leases which may be made by Seller after the date hereof and before Closing as permitted by this Agreement as disclosed in the Rent Roll (to the extent relating to residential tenants, the “Residential Leases”, and to the extent relating to any non-residential or commercial tenants (the “Commercial Leases”, and, together with the Residential Leases, collectively, the “Leases”), and all lease deposits, prepaid rentals and whatever rights of any kind or nature related thereto. Notwithstanding anything to the contrary herein, “Leases” shall not include the Ground Leases (as defined below).

(d)All of Seller’s right, title and interest, if any, in and to all of the following items, to the extent assignable and without warranty (collectively, the “Intangible Personal Property”): (A) licenses, entitlements, authorizations, approvals, and permits relating to the occupancy, ownership management and operation of the Property (including, but not limited to, (i) any accounting software or other computer systems licenses (ii) with respect to land use, development, and zoning), (B) if still in effect and at Buyer’s cost, guaranties and warranties (express or implied) received by Seller from any contractor, manufacturer or other person in connection with the construction or operation of the Property, (C) any and all patents, licenses, tradenames and trademarks, and service marks and names associated with its Real Property or its Improvements, plans and specifications for Improvements, any property-specific websites, domain names and uniform resource locators used in connection therewith, and (D) any other intangible property owned or hereafter to be acquired by Seller in connection with its Real Property, its Improvements, and its Personal Property.

(e)Other than (i) proprietary or confidential information or documents of Seller and (ii) any books and records that belong to any property manager or leasing manager and do not relate to the operation, management or leasing of the Property, all of Seller’s interest in the books and records with respect to the Property, including but not limited to leasing and property, management and maintenance

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records (whether paper or electronic), property level accounting records and financial reports for the twelve (12) months prior to the Effective Date, brochures, manuals, lists of prospective tenants, advertising materials, assignable telephone numbers, tenant lease files relating to the Leases, and reports and studies or other rights relating to the ownership, use or operation of its Improvements in the possession and control of Seller.

(f)All of Seller’s right, title and interest, if any, in and to the Assumed Contracts (as defined below).

(g)All of Seller’s rights and interest, as ground tenant, under that certain Ground Lease, dated as of October 15, 2015, between Block Street Apartments, LLC (as predecessor-in-interest to BSA Borrower, LLC) (“Baltimore Ground Lessor”) and Block Street Residential Development, LLC (“Baltimore Ground Lessee”), as amended by that certain First Amendment to Ground Lease, dated as of November 10, 2016, that certain Second Amendment to Ground Lease, dated as of February 20, 2017, that certain Third Amendment to Ground Lease, dated as of December 31, 2018, that certain Fourth Amendment to Ground Lease, dated as of April 23, 2019, and that certain Fifth Amendment to Ground Lease, dated as of June 1, 2020 (as amended, the “Baltimore Ground Lease”) with respect to the Property known as 1405 Point Street, Baltimore, MD (the “Point Street Property”).

(h)All of Seller’s rights and interest, as tenant, under that certain Lease Agreement, dated as of December 1, 2019, between Development Authority of Fulton County (“Chandler Residence Ground Lessor”, and, together with the Baltimore Ground Lessor, collectively, the “Ground Lessors”) and Southern Post, LLC (“Chandler Residence Ground Lessee”, and, together with the Baltimore Ground Lessee, collectively, the “Ground Lessees”) (as amended, the “Chandler Residence Ground Lease”, and, together with the Baltimore Ground Lease, collectively, the “Ground Leases”) with respect to the Property known as 1055 Alpharetta St, Roswell, GA (the “Chandler Residence Property”, and, together with the Point Street Property, collectively, the “Ground Lease Properties”).

(i)All of Seller’s other rights under the Condominium Documents (as defined below).

1.3Earnest Money Deposit. The Earnest Money Deposit in the amount set forth in Section 1.1(e), in immediately available federal funds, evidencing Buyer’s good faith to perform Buyer’s obligations under this Agreement, shall be deposited by Buyer with the Funding Agent not later than 1 business day after the Effective Date. In the event that Buyer fails to timely deposit the Earnest Money Deposit with the Funding Agent, Seller may terminate this Agreement whereupon this Agreement shall be of no force and effect, and neither party shall have any further rights or liabilities hereunder except as provided in this Agreement. Except as otherwise provided in this Agreement, the Earnest Money Deposit shall be non-refundable to Buyer but applicable to the Purchase Price at Closing. The Funding Agent shall pay the Earnest Money Deposit to Seller at and upon the Closing, or otherwise, to the party entitled to receive the Earnest Money Deposit in accordance with this Agreement.

1.4    Independent Contract Consideration. A portion of the Earnest Money Deposit in the sum of $100.00 (the “Independent Contract Consideration”) has been bargained for and agreed to as consideration for Buyer’s exclusive option to purchase the Property continuing through the Closing or earlier termination of this Agreement as provided herein, and for Seller’s execution and delivery of this Agreement. The Independent Contract Consideration is in addition to and independent of all other

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consideration provided in this Agreement, is non-refundable in all events, and shall be released to Seller upon the termination of this Agreement for any reason.

    ARTICLE 2: AS-IS, WHERE-IS SALE; ACCESS TO PROPERTY

2.1    Property Information. Buyer acknowledges that prior to the Effective Date, Seller has provided to Buyer access to a virtual data room (“Data Room”) containing, and has otherwise delivered or made available via such data room, by federal express, UPS or other courier service or other electronic transfer (i.e. email transmission) to Buyer certain documents, reports, agreements, materials, financial statements and other information regarding the Property, in all cases to the extent in Seller’s or its property manager’s possession or reasonable control (collectively, the “Property Information”), including: (i) copies of the current Rent Roll and operating statements for each Property for the past three (3) calendar years and 2025 year to date; (ii) intentionally omitted; (iii) intentionally omitted ; (iv) a copy of the most recent ALTA surveys of the Real Property and Improvements with respect to each Property (provided that Buyer may have an updated survey prepared); (v) copies of all subdivision maps, tentative maps, permits and approvals from any governing authorities with respect to each Property; (vi) intentionally omitted; (vii) the most recent property tax bill for each Property; (viii) a schedule of all of the Personal Property for each Property; (ix) a schedule of all Service Contracts for each Property; and (x) the current form of Seller’s lease for the rental of apartment units for each Property. Seller will use good faith efforts to deliver any other non-confidential and non-proprietary documents and information which Buyer may reasonably request promptly following Buyer’s written request therefor (which may be via e-mail) provided the same is in Seller’s or its property manager’s possession or reasonable control and relates to the Property. Except as otherwise expressly provided herein, Seller makes no representations or warranties as to the accuracy or completeness of the Property Information.

2.2    Entry and Access.

(a)During the period from the Effective Date through the Closing or earlier termination of this Agreement, Buyer, its affiliates, members, partners, actual and prospective investors and its and their respective employees, contractors, consultants, agents, representatives, engineers, surveyors, appraisers, accountants, brokers, financial advisors, attorneys, lenders, and environmental consultants (collectively, “Buyer’s Agents”) shall have the right to enter upon the Property upon the terms set forth in that certain Access and Due Diligence Agreement dated as of January 28, 2026 (as the same may have been amended, restated or otherwise modified, “Access Agreement”) between Seller and Buyer, which terms with respect to such access and rights to inspect the Property are hereby incorporated into this Agreement by reference as if set forth in full, mutatis mutandis; provided, however that (i) all references to “Seller” in the Access Agreement shall mean Seller hereunder and all references to “Purchaser” in the Access Agreement shall mean Buyer hereunder and (ii) the Investigation Period (as defined in the Access Agreement) ends on the Closing Date.

(b)BUYER SHALL INDEMNIFY, DEFEND AND HOLD SELLER, SELLER’S AFFILIATES, PARTNERS, MEMBERS, SHAREHOLDERS, INVESTMENT MANAGERS, TRUSTEES, DIRECTORS, OFFICERS, EMPLOYEES, CONSULTANTS AND AGENTS OF EACH OF THEM AND THEIR RESPECTIVE HEIRS, SUCCESSORS, PERSONAL REPRESENTATIVES AND ASSIGNS (COLLECTIVELY, “SELLER PARTIES”) HARMLESS FROM AND AGAINST ANY AND ALL DAMAGES, LEGAL OR ADMINISTRATIVE PROCEEDINGS, DEMANDS, LIABILITIES, LOSSES, OBLIGATIONS, CLAIMS, CAUSES OF

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ACTION, LIENS, PENALTIES, FINES, JUDGMENTS, COST OR EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES) (COLLECTIVELY, “CLAIMS”) INCLUDING, BUT NOT LIMITED TO, LOSS OF LIFE, PERSONAL INJURY OR DAMAGE TO OR LOSS OF PROPERTY ACTUALLY SUFFERED, INCURRED OR SUSTAINED BY ANY OF THE SELLER PARTIES ARISING OUT OF, CAUSED BY OR RELATING TO THE PRESENCE OF BUYER OR ANY OF BUYER’S AGENTS ON THE PROPERTY, OR OCCASIONED WHOLLY OR IN PART BY ANY ACT OR OMISSION OF BUYER OR ANY OF BUYER’S AGENTS, INCLUDING IN THE COURSE OF PERFORMING ANY INSPECTIONS, TESTING OR INQUIRIES AT THE PROPERTY, INCLUDING WITHOUT LIMITATION DAMAGE TO THE PROPERTY OR RELEASE OF HAZARDOUS SUBSTANCES OR MATERIALS ONTO THE PROPERTY; PROVIDED, THAT THE FOREGOING INDEMNITY SHALL NOT IMPOSE LIABILITY ON BUYER FOR (X) MERELY DISCOVERING A PREEXISTING CONDITION AT THE PROPERTY (OR ANY PORTION THEREOF) TO THE EXTENT BUYER DOES NOT CONTRIBUTE TO OR EXACERBATE SUCH CONDITION OR (Y) ANY GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SELLER OR THE SELLER PARTIES. NOTWITHSTANDING THE FOREGOING, IN NO EVENT SHALL SELLER OR ANY SELLER PARTIES BE ENTITLED TO INDEMNIFICATION UNDER THIS SECTION 2.2 FOR CONSEQUENTIAL, SPECULATIVE, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES. THE PROVISIONS OF THIS SECTION 2.2 SHALL SURVIVE INDEFINITELY THE TERMINATION OF THIS AGREEMENT.

2.3     Intentionally Omitted
2.4    Buyer’s Reliance on its Investigations and Release. The provisions of this Section shall survive indefinitely the Closing, close of escrow and recordation of the Deed (as defined herein), and shall not be deemed merged into any of the Closing documents.

(a)Buyer acknowledges and agrees that it has been given during the Investigation Period (as such term is defined in the Access Agreement, and such period referred to herein as the “Due Diligence Period”), a full opportunity to inspect and investigate each and every aspect of the Property, either independently or through agents of Buyer’s choosing. AS A MATERIAL PART OF THE CONSIDERATION FOR THIS AGREEMENT, SELLER AND BUYER AGREE THAT EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT AND IN THE DOCUMENTS AND INSTRUMENTS REQUIRED TO BE DELIVERED BY SELLER AT CLOSING (“SELLER’S WARRANTIES”), SELLER IS SELLING AND BUYER IS PURCHASING AND TAKING THE PROPERTY ON AN “AS IS” BASIS, WITH ANY AND ALL LATENT AND PATENT DEFECTS. BUYER ACKNOWLEDGES THAT IT IS SOLELY RELYING UPON ITS EXAMINATION OF THE PROPERTY AND, EXCEPT FOR SELLER’S WARRANTIES, IT IS NOT RELYING UPON ANY REPRESENTATION, STATEMENT OR OTHER ASSERTION OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, FROM SELLER, ITS AGENTS OR BROKERS AS TO ANY MATTER CONCERNING THE PROPERTY, INCLUDING, WITHOUT LIMITATION: (I) THE QUALITY, NATURE, ADEQUACY AND PHYSICAL CONDITION OF THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, THE STRUCTURAL ELEMENTS, FOUNDATION, ROOF, APPURTENANCES, ACCESS, PARKING FACILITIES AND THE ELECTRICAL, MECHANICAL, HVAC, PLUMBING, SEWAGE, AND UTILITY SYSTEMS, FACILITIES AND APPLIANCES (INCLUDING WHETHER OR NOT THE PROPERTY LIES IN A FLOOD ZONE AND THE PRESENCE OR ABSENCE OF HAZARDOUS MATERIALS OR

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MOLD, FUNGUS, BACTERIA AND/OR OTHER BIOLOGICAL GROWTH OR BIOLOGICAL GROWTH FACTORS, OR ANY OTHER TYPE OF INDOOR CONTAMINANTS THAT MAY EXIST ON THE PROPERTY), (II) THE QUALITY, NATURE, ADEQUACY, AND PHYSICAL CONDITION OF SOILS, GEOLOGY AND ANY GROUNDWATER, (III) THE EXISTENCE, QUALITY, NATURE, ADEQUACY AND PHYSICAL CONDITION OF UTILITIES SERVING THE PROPERTY, (IV) THE DEVELOPMENT POTENTIAL OF THE PROPERTY, AND THE PROPERTY’S USE, HABITABILITY, MERCHANTABILITY, SUITABILITY, VALUE OR FITNESS OF THE PROPERTY FOR ANY PARTICULAR PURPOSE, (V) THE ZONING OR OTHER LEGAL STATUS OF THE PROPERTY OR ANY OTHER PUBLIC OR PRIVATE RESTRICTIONS ON USE OF THE PROPERTY, (VI) THE COMPLIANCE OF THE PROPERTY OR ITS OPERATION WITH ANY APPLICABLE CODES, LAWS, REGULATIONS, STATUTES, ORDINANCES, COVENANTS, CONDITIONS AND RESTRICTIONS OF ANY GOVERNMENTAL OR QUASI-GOVERNMENTAL ENTITY OR OF ANY OTHER PERSON OR ENTITY, (VII) THE PRESENCE OF HAZARDOUS MATERIALS ON, UNDER OR ABOUT THE PROPERTY OR THE ADJOINING OR NEIGHBORING PROPERTY, (VIII) THE QUALITY OF ANY LABOR AND MATERIALS USED IN ANY IMPROVEMENTS ON THE REAL PROPERTY, (IX) THE CONDITION OF TITLE TO THE PROPERTY, (X) THE STATUS OF COMPLIANCE WITH THE AMERICANS WITH DISABILITIES ACT OF 1990 (“ADA”) OR ANY APPLICABLE FAIR HOUSING LAWS, ANY APPLICABLE HEALTH AND SAFETY CODES, ANY APPLICABLE FAIR EMPLOYMENT LAWS, EACH AS AMENDED OR ANY FIRE CODES, BUILDING CODES OR HEALTH CODES; (XI) THE ECONOMICS OF THE OPERATION OF THE PROPERTY; AND (XII) THE LEASES.

(b)WITHOUT LIMITING THE ABOVE, EXCEPT WITH RESPECT TO A BREACH BY SELLER OF ANY OF THE SELLER’S WARRANTIES, BUYER, FOR AND ON BEHALF OF ITSELF, ANY ENTITY AFFILIATED WITH BUYER AND ITS SUCCESSORS AND ASSIGNS, WAIVES ITS RIGHT TO RECOVER FROM AND FOREVER RELEASES AND DISCHARGES THE SELLER PARTIES FROM AND AGAINST ANY AND ALL CLAIMS OF WHATEVER KIND OR NATURE, DIRECT OR INDIRECT, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, EXISTING AND FUTURE, CONTINGENT OR OTHERWISE (INCLUDING ANY ACTION OR PROCEEDING, BROUGHT OR THREATENED, OR ORDERED BY ANY APPROPRIATE GOVERNMENTAL ENTITY) THAT MAY ARISE ON ACCOUNT OF OR IN ANY WAY BE CONNECTED WITH OR RELATING TO THE PROPERTY CONDITION OR ANY LAW OR REGULATION APPLICABLE THERETO, INCLUDING WITHOUT LIMITATION, (A) THE PRESENCE, MISUSE, USE, DISPOSAL, RELEASE OR THREATENED RELEASE OF ANY HAZARDOUS SUBSTANCES AT THE PROPERTY, THE MANUFACTURING, PROCESSING, REGISTRATION, DISTRIBUTION, FORMULATION, PACKAGING OR LABELING OF HAZARDOUS SUBSTANCES OR PRODUCTS CONTAINING HAZARDOUS SUBSTANCES, AND ANY LIABILITY OR CLAIM RELATED TO THE PROPERTY ARISING UNDER THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION, AND LIABILITY ACT OF 1980, AS AMENDED (42 U.S.C. SECTION 9601 et seq.), THE SUPERFUND AMENDMENTS AND REAUTHORIZATION ACT OF 1986, THE RESOURCE CONSERVATION AND RECOVERY ACT OF 1976 (42 U.S.C. SECTION 6901 et seq.), THE CLEAN WATER ACT (33 U.S.C. SECTION 1251 et seq.), THE SAFE DRINKING WATER ACT (42 U.S.C. SECTION 300F et seq.), THE HAZARDOUS MATERIALS TRANSPORTATION ACT (49 U.S.C. SECTION 5101 et seq.),

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THE TOXIC SUBSTANCES CONTROL ACT (15 U.S.C. SECTION 2601 et seq.), EACH AS AMENDED, OR ANY OTHER CAUSE OF ACTION BASED ON ANY OTHER STATE, LOCAL, OR FEDERAL ENVIRONMENTAL LAW, RULE, ORDER, REGULATION OR BINDING AGREEMENT WITH ANY GOVERNMENTAL AUTHORITY, INCLUDING WITH RESPECT TO THE RECORDKEEPING, NOTIFICATION, DISCLOSURE AND REPORTING REQUIREMENTS RESPECTING HAZARDOUS SUBSTANCES (“ENVIRONMENTAL LAWS”).

2.5    Service Contracts. Buyer will assume the obligations arising from and after the Closing Date under all the labor, supply, service, maintenance, management, leasing or other agreements relating to the Property as set forth on Schedule 7.1(d) attached hereto (collectively, the “Service Contracts”) except any which (i) Buyer elects, by written notice to Seller before the Closing Date, to terminate and (ii) may be terminated by Closing without penalty (unless Buyer agrees to pay any such penalty) (provided Seller shall use commercially reasonable efforts to terminate any remaining Service Contracts as soon after the Closing as possible under the terms of such Service Contracts, at no additional cost to Seller); provided, however, that to the extent that any such Service Contracts are part of portfolio agreements including properties not otherwise being acquired by Buyer (or an affiliate of Buyer) from Seller (or an affiliate of Seller) on or about the Closing Date, they shall not be assignable. Seller shall terminate, at its sole cost and expense, any Service Contracts that are part of portfolio agreements with respect to the Properties. Buyer shall pay any termination, transfer or assignment charges in connection with the termination or assumption of any Service Contracts except with respect to any Service Contracts that are part of portfolio agreements with respect to the Properties. If any Service Contract to be assigned to Buyer requires vendor consent, then, prior to the Closing, Buyer and Seller shall use commercially reasonable efforts to obtain a consent to such assignment from each applicable vendor, failing which, such Service Contract shall not be assigned to Buyer at Closing. The Service Contracts that Buyer actually assumes at Closing in accordance with this Section 2.5 are collectively referred to herein as the “Assumed Contracts”.

    ARTICLE 3: TITLE AND SURVEY REVIEW

3.1    Delivery of Title Report. Prior to the Effective Date, Seller acknowledges that Buyer has ordered from the Title Company such preliminary title reports or title commitments, together with copies of all exceptions to coverage (collectively, the “Title Report”) covering the Real Property, together with copies of all documents referenced in the Title Report. The term “Existing Survey”, as used herein, shall, individually or collectively, as the context requires, refer to the most recent land survey of the applicable Real Property made available by Seller to Buyer in the Data Room. Buyer, at its option and expense, may obtain a new survey or an update of the Existing Survey (each new survey or updated survey together with each Existing Survey, a “Survey”).

3.2    Intentionally Omitted.

3.3    Title Policy. Prior to the Closing Date, Title Company shall have agreed to issue, at Closing, a standard American Land Title Association Owner’s Policy of Title Insurance for each Property, using the current policy jacket customarily provided by Stewart Title Guaranty Company (the “Title Policy”), in the amount of the Allocated Purchase Price with respect to each Property showing fee title to the applicable Real Property (or, with respect to the Ground Lease Properties, a leasehold interest) vested in Buyer, subject only to: (i) certain exceptions to the Title Policy mutually agreed upon by Buyer

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and Seller prior to the Effective Date and set forth on Schedule 3.4 attached hereto, (ii) interests of tenants in possession, as tenants only pursuant to Leases with no rights without any rights of first offer, rights of first refusal, purchase or similar options with respect to the Property, (iii) liens for real estate taxes and assessments which are not yet due and payable, provided apportionment thereof is made as provided for in this Agreement, (iv) any standard, preprinted conditions to the Title Policy customarily required by the Title Company in similar transactions as of the Effective Date, (v) any exceptions to title disclosed by the Survey of the Property (but excluding the Existing Survey with respect to the Chandler Residence Property, Allied Property, and Chronicle Mill Property), (vi) any exceptions or matters created by Buyer or Buyer’s Agents, but in each case, excluding any Mandatory Removal Items (as defined below), (vii) the terms, burdens, covenants, restrictions, conditions, duties, limitations, licenses, powers, easements, encroachments and rules and regulations set forth in, or permitted by, the Condominium Documents that are recorded, (viii) all applicable zoning and building laws, ordinances, maps, resolutions, and regulations of all governmental authorities having jurisdiction which affect the Property and the use and improvement thereof, and (ix) the Assumed Encumbrances to the extent assumed by Buyer in accordance with the terms hereof (the “Permitted Exceptions”), provided the Permitted Exceptions shall in no event include any Objections or matters Seller is required to cure under Section 3.4 or 3.5 below. The parties acknowledge and agree that the Chandler Residence Property, Allied Property, and Chronicle Mill Property have undergone substantial construction, development and physical changes since the dates of the Existing Surveys and accordingly Buyer shall have the right, within five (5) business days after receipt of Buyer’s updated Surveys of the Chandler Residence Property, Allied Property, and Chronicle Mill Property, as applicable , to review and object to any matters shown on such Surveys that constitute title exceptions, including, without limitation, any plottable or survey-related exceptions, only if and to the extent such matters have a material adverse impact on the use, occupancy or financeability of the Property, notwithstanding the expiration of the Due Diligence Period, and such objections shall be treated as New Exceptions under this Agreement.

3.4    Mandatory Removal Items. With respect to each Title Report and Survey received prior to the Effective Date, Seller agrees that it shall cause to be removed from the Title Policy the matters marked as objected to and/or to be removed on the Title Reports attached hereto as Schedule 3.4 (the “Objections”). Buyer shall be deemed to have approved and irrevocably waived any objections to any matters covered by the Title Report and the Existing Survey for such Property other than the Objections. Notwithstanding anything to the contrary herein, Seller shall, at its sole cost and expense, cause the release or discharge of the following on or prior the Closing (without any requirement that Buyer provide a notice of title objection with respect thereto): (i) any mortgage, deed of trust, assignment of leases and rents or other similar security instrument securing indebtedness for borrowed money encumbering the Property and any UCC fixture filing filed in connection therewith (other than Assumed Encumbrances with respect to the Assumption Property and other than the Chandler Residence Bond Security Instruments with respect to the Chandler Residence Property) and/or any tax lien, (ii) any mechanics or materialmen’s liens or judgments or other monetary lien encumbering the Property (other than Assumed Encumbrances with respect to the Assumption Property and other than the Chandler Residence Bond Security Instruments with respect to the Chandler Residence Property) (the release or discharge of which may be satisfied by Seller by bonding over in a manner satisfactory to Title Company) (but excluding those actually arising out of (1) the Greenside Repairs (which shall be remediated in accordance with the terms hereof), (2) the TI Work, or (3) work commissioned by any tenant at any Property and which is the obligation of such tenant to discharge under the terms of such tenant’s Lease (the foregoing clauses (i)-(ii), collectively, “Monetary Liens”), provided that Seller shall not be obligated to expend more than $5,000,000 in the aggregate (“Involuntary Monetary Liens Removal Cap”) to remove any Monetary Liens

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described in the preceding clause (ii) to the extent the same were not created by, through or under Seller, its agents or affiliates (“Involuntary Monetary Liens”) provided, further, that in the event more than the amount of the Involuntary Monetary Liens Removal Cap would be needed to remove any Involuntary Monetary Liens, and Seller otherwise does not remove the same, such failure shall constitute a Property Condition Failure with respect to such Property, and Buyer’s rights and remedies with respect to such Property Condition Failure shall be governed by Section 10.21, and (iii) any voluntary lien, encumbrance or other title exception (other than Permitted Exceptions) recorded against title to the Property by Seller on or after the date of (as applicable) the Title Report or Survey with respect to such Property (other than at the request or with the consent of Buyer or the removal of which is an obligation of any tenant or Condominium Board) (this clause (iii), “Voluntary Matters” and the items in clauses (i) through (iii), “Mandatory Removal Items”). The parties acknowledge and agree that Seller shall have the right to apply or cause Funding Agent to apply all or any portion of the Purchase Price to cause the release of any Mandatory Removal Items. For the avoidance of doubt, any objectionable items Seller has agreed to attempt to cure are not Permitted Exceptions, and Buyer shall be under no obligation to consummate the transactions contemplated hereby if such matters exist as of the Closing Date; however, Seller’s failure (despite commercially reasonable efforts) to remove such objections shall not be deemed a default or breach of this Agreement. For purposes of this Agreement, “Chandler Residence Bond Security Instruments” means the security instruments to which Seller and/or the Development Authority of Fulton County is a party that were entered into in accordance with the terms hereof in connection with the Chandler Residence Ground Lease.

3.5    Subsequently Disclosed Exceptions. If, at any time after the Effective Date, any update to a Title Report or Survey discloses any additional item that is not a Permitted Exception and that materially adversely affects title to a Property or has a material adverse effect on Buyer’s ability to operate the applicable Property as a multifamily complex, and was not disclosed on any version of or update to any of the Title Reports previously delivered to Buyer prior to the Effective Date (the “New Exception”), then Buyer shall have five (5) business days after the date of its receipt of such update (the “New Exception Review Period”) to notify Seller in writing (“New Exception Objection Notice”) of Buyer’s objection to the New Exception. If Buyer objects to the New Exception in the New Exception Objection Notice delivered to Seller, then Seller may in its sole discretion notify Buyer as to whether or not Seller is willing to cure the New Exception. If Seller elects to cure the New Exception, such New Exception shall be an “Objection” hereunder. If Seller fails to deliver a notice to Buyer within seven (7) business days after receipt of the New Exception Objection Notice, then Seller shall be deemed to have elected not to cure the New Exception. If such Seller elects not to cure such New Exception or otherwise fails to deliver a notice to Buyer as aforesaid, such failure to cure shall constitute a Title Drop Election with respect to such Property, and Buyer’s rights and remedies with respect to such Title Drop Election shall be governed by Section 10.21.

Section 3.6    Assumed Encumbrances.

(a)Seller and Buyer acknowledge that, in connection with that certain loan (the “Loan”) by The Northwestern Mutual Life Insurance Company (the “Lender”) in the principal amount as set forth on Schedule 3.6(a) (the “Loan Information Schedule”), the Greenside Property is presently encumbered by a deed of trust (a “Security Instrument”) and certain other security and related documents of record in connection with such Loan (collectively, the “Assumed Encumbrances”). The Loan is evidenced by a promissory note dated as set forth on the Loan Information Schedule (a “Note”), executed by Greenside Seller for its Loan and payable to the order of the Lender. The Note, the Security Instrument, the

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Assumed Encumbrances and such other documents executed by Harding Place Residential Partners, LLC (“Greenside Seller”) in connection with the Loan are referred to herein collectively as the “Existing Loan Documents”.

(b)If the Loan Assumption Approval for the Greenside Property has not been obtained by the date that is 60 days after the Effective Date (which shall be extended to 90 days if Buyer is diligently pursuing same) (the “Loan Assumption Outside Approval Date”), or in the event of an earlier rejection, in writing, by the Lender formally disapproving the Loan Assumption (and excluding requests for more information or deliverables) (an “Assumption Rejection”) then all obligations to pursue the Loan Assumption for the Greenside Property shall terminate and Buyer shall close on such Property (in such case, the “Cash Property”) on an “all cash” basis on the date that is thirty (30) days after all of the Greenside Closing Conditions set forth in Section 5.2(n) have been satisfied in accordance with the terms of this Agreement (the “Cash Property Closing Date”), and at such Closing, Seller shall pay in full to Lender all amounts due and owing under the Existing Loan Documents for the Cash Property (including all prepayment fees and penalties (including any so called “yield maintenance” fees)) but not any Lender Fees all of which shall be borne by Buyer and paid by Buyer to Lender at Closing of the Cash Property.

(c)Provided the Loan Assumption Approval has been obtained on or prior to the Loan Assumption Outside Approval Date and the Greenside Closing Conditions have been satisfied in accordance with the terms of this Agreement (in such case, the Greenside Property shall be referred to herein as the “Assumption Property”), (i) Buyer shall assume Greenside Seller’s obligations under the Note and all of the other Existing Loan Documents with respect to the Assumption Property and accept title to the Assumption Property subject to the Assumed Encumbrances on the date that is 15 business days after the Greenside Closing Conditions have been satisfied in accordance with the terms of this Agreement (or such earlier date as the parties may reasonably agree), and (ii) Lender shall, on Lender’s then-customary form of release documentation, release Greenside Seller, as well as any guarantors and other obligated parties under the Existing Loan Documents, from all obligations under the Existing Loan Documents (and any related guarantees or letters of credit), including, without limitation, any obligation to make payments of principal and interest under the Note, in each case to the extent arising from and after the Closing Date for such Assumption Property (collectively, the “Loan Assumption and Release”). Notwithstanding the foregoing, if (x) Buyer has obtained Loan Assumption Approval from Lender on or prior to the Loan Assumption Outside Approval Date and (y) Lender requires as a condition to the Loan Assumption Approval that the Loan Assumption must close by a certain date after the Loan Assumption Approval has been obtained (“Loan Assumption Outside Date”), Buyer shall either (1) assume Greenside Seller’s obligations under the Existing Loan Documents with respect to the Assumption Property and accept title to the Assumption Property subject to the Assumed Encumbrances on or prior to the Loan Assumption Outside Date regardless of whether the Greenside Closing Conditions have been satisfied, in which case Seller shall complete the Greenside Repairs (as such term is defined in Section 4.8) in accordance with the terms of this Agreement after the closing of the Loan Assumption or (2) Buyer shall elect not to close the Loan Assumption and shall instead close on the purchase of the Greenside Property on an “all cash” basis on the date that is thirty (30) days after all of the Greenside Closing Conditions have been satisfied in accordance with the terms of this Agreement (or such earlier date as the parties may reasonably agree) (provided, however, that Buyer shall be responsible for any breakage fees or penalties payable to Lender for failing to close on the Loan Assumption and all other costs and expenses incurred as a result of the Loan Assumption and shall indemnify and hold Seller harmless for any actual loss, cost, expenses, or other damages arising as a result of Buyer’s failure to close on the Loan Assumption, provided, further, that Buyer shall not be responsible for any standard prepayment fees, exit fees, or similar charges that

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Seller would have been required to pay to Lender in connection with the payoff or refinancing of the Existing Loan regardless of whether the Loan Assumption had been pursued).

(d)Buyer acknowledges that the Existing Loan Documents require the satisfaction by Buyer of certain requirements as set forth therein to allow for the Loan Assumption and Release. Accordingly, at its sole cost and expense, no later than five (5) days after the Effective Date (the “Loan Assumption Application Submittal Deadline”), Buyer shall submit a complete application to the Lender for assumption of the Loan together with all documents, materials and information required in connection therewith (other than with respect to any items to be provided by Seller and any items that Buyer has not yet finalized with respect to the acquisition of the Property and have been previously submitted on a subsequent basis to Lender in prior loan assumption transactions without disqualification of Buyer as an assignee to Lender) (the “Loan Assumption Application”). Buyer shall provide to Seller evidence of its submission to the Lender on or before the Loan Assumption Application Submittal Deadline (and any pro forma financial information Seller shall hold in strict confidence), but excluding any confidential information. Buyer agrees that it is solely responsible for preparing and timely submitting the Loan Assumption Application. Buyer shall be responsible at its sole cost and expense to correct and re-submit any deficiencies noted by Lender in connection with the Loan Assumption Application within three (3) business days after notification from Lender of such deficiency. Seller shall reasonably cooperate with Lender and Buyer in obtaining Loan Assumption Approval, provided that Seller shall incur no additional out of pocket cost or liability in doing so, provided, further, that in no event shall Buyer be deemed responsible for (i) any attorneys’ fees or other legal costs incurred by Seller in connection with the Loan Assumption Approval or (ii) any liability arising from representations and warranties required by Lender’s then-customary form of release documentation. Buyer shall provide Seller with a copy of any material written correspondence from Lender directly related to the Loan Assumption Application no later than three (3) business days after receipt of such correspondence from Lender. Buyer shall use commercially reasonable efforts to coordinate with Lender to comply with the appropriate provisions of both the applicable Existing Loan Documents and Lender’s reasonable assumption guidelines in order to allow Lender to approve the Loan Assumption and Release.

(e)Notwithstanding anything herein to the contrary, Buyer’s obligation to consummate the Loan Assumption and Release (but not its obligation to proceed to Closing in the event the Loan Assumption and Release is not obtained) is contingent upon the ability of Buyer to obtain, on or before the Loan Assumption Approval Outside Date, Lender’s written approval, consenting to Buyer’s assumption of the Loan without modification to the terms and conditions of the Existing Loan Documents, including with respect to interest rate, term, amortization, monthly principal and interest payments, principal balance or other similar material economic and business terms (unless agreed to by Buyer in its sole discretion), provided that Buyer shall have the right to negotiate any reasonable modifications which are necessitated by Buyer’s company status and organizational structure or to account for provisions therein that are no longer applicable or factually incorrect (collectively, the “Loan Assumption Approval”). There shall be no restriction on Buyer requesting further modifications to the Existing Loan Documents as reasonably requested by Buyer, but incorporation of the same shall not be a condition to Loan Assumption Approval. If required by Lender, Buyer shall cause a person or entity acceptable to Lender to execute and deliver a “non-recourse carve-out” guaranty and such other guaranty(s), if any, which are a part of the Existing Loan Documents and an environmental indemnity in favor of Lender, in each case substantially on the promulgated form by Lender and failure of Lender to approve the guarantors customarily approved by lenders on other loan transactions with Buyer or its affiliates shall be an Assumption Rejection.

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(f)Buyer shall pay to Lender at Closing all reasonable, out-of-pocket fees and expenses (including, without limitation, all servicing fees and charges, transfer fees and assumption fees required by the Existing Loan Documents, together with title fees and endorsement fees) imposed or charged by Lender or its counsel (such fees and expenses collectively being referred to as the “Lender Fees”), in connection with the Loan Assumption Application and the Loan Assumption and Release regardless of whether the Loan Assumption Approval was received.

(g)If the Loan Assumption and Release has been granted, then at the Closing for such Assumption Property (i) Greenside Seller shall assign all of its right, title and interest in and to all reserves, impounds and other accounts held by Lender in connection with the Loan, and Greenside Seller shall receive a credit to the Allocated Purchase Price for the Greenside Property in an amount equal to the balance of such reserves, impounds and accounts so assigned and (ii) from and after the Closing, Buyer shall be responsible for funding any additional or increased reserves, impounds or accounts required by Lender to be maintained by Buyer in connection with the Loan (the “Required Loan Fund Amounts”).

(h)Buyer and Seller shall promptly deliver to Lender all documents and information reasonably required by Lender of such party in connection with the Loan Assumption Application, and such other information or documentation as the Lender reasonably may request, including, without limitation, financial statements, income tax returns and other financial information for Buyer and any required guarantor.

Section 3.7    Deferred Greenside Closing.

(a)    Notwithstanding anything to the contrary contained herein, in the event that the Loan Assumption Approval has not been obtained on or prior to the Scheduled Closing Date for the Properties other than the Greenside Property (the “Non-Greenside Properties”), the Loan Assumption Approval has been obtained and is required to close by the Loan Assumption Outside Date and/or the other Greenside Closing Conditions have not been achieved on or prior to the scheduled Closing Date for the Non-Greenside Properties, then:

(b)    Buyer shall close on the Non-Greenside Properties on the Closing Date in accordance with the terms and conditions of this Agreement, and the Closing with respect to the Greenside Property (the “Deferred Greenside Closing”) shall be deferred until (x) the Loan Assumption Outside Date if Buyer elects to close on the Loan Assumption by no later than the Loan Assumption Outside Date in accordance with the terms of Section 3.6(c) and (y) if the Loan Assumption Approval is obtained and Lender does not require an Outside Loan Assumption Date or Buyer purchases the Greenside Property for all cash, within 15 business days after the date on which all of the Greenside Closing Conditions set forth in Section 5.2(n) have been satisfied in accordance with the terms of this Agreement (or such earlier date as the parties may reasonably agree) (as applicable, the “Deferred Greenside Closing Date”); provided, however, that if the Loan Assumption Approval is not obtained on or before the Loan Assumption Approval Outside Date, the provisions of Section 3.6(b) shall apply;

(c)     At Closing for the Non-Greenside Properties, a portion of the Earnest Money Deposit equal to the proportionate share thereof applicable to the Greenside Property (based on the Greenside Property’s Allocated Purchase Price) (the “Retained Greenside Deposit”), shall be retained by Funding Agent in escrow pending the Deferred Greenside Closing, and the remainder of the Earnest Money Deposit shall be released to the Sellers of the Non-Greenside Properties (allocated among such Sellers in

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proportion to their respective Allocated Purchase Prices) and applied against the Purchase Price for the Non-Greenside Properties at such Closing;

(d)    Upon the Deferred Greenside Closing or upon a default by Buyer with respect to the Greenside Closing pursuant to the terms of this Agreement (except if such default is the direct result of a default by Seller to perform its obligations hereunder and Seller is otherwise ready, willing and able to proceed with Closing of the Greenside Property in accordance with the terms hereof), the Retained Greenside Deposit shall be released to the Seller of the Greenside Property and if the Deferred Greenside Closing occurs, applied against the Allocated Purchase Price for the Greenside Property; and

(e)    All of the terms and conditions of this Agreement shall remain in full force and effect with respect to the Greenside Property and the Deferred Greenside Closing and shall be deemed to apply to the Greenside Property and the Deferred Greenside Closing as if the Deferred Greenside Closing Date were the “Closing Date” for purposes of any provisions.

Section 3.8    Chandler Residence Ground Lease Condo Modification.

Notwithstanding anything to the contrary contained herein, in the event that the Chandler Residence Ground Lease Condo Modification (defined in Section 4.6 below) has not been obtained on or prior to the scheduled Closing Date for the Properties other than the Chandler Residence Property (the “Non-Chandler Properties”) and/or the other Chandler Closing Conditions have not been achieved on or prior to the scheduled Closing Date for the Non-Chandler Properties, then:

(a)    Buyer shall close on the Non-Chandler Properties on the Closing Date in accordance with the terms and conditions of this Agreement, and the Closing with respect to the Chandler Residence Property (the  “Deferred Chandler Closing”) shall be deferred until the date that is the later of (i) ten (10) business days following the date on which the Chandler Residence Ground Lease Condo Modification is received and (ii) the date on which all of the Chandler Closing Conditions set forth in Section 5.2(n) have been satisfied to Buyer’s reasonable satisfaction (the “Deferred Chandler Closing Date”); provided, however, that if the Chandler Residence Ground Lease Condo Modification is not obtained on or before the Chandler Residence Ground Lease Condo Modification Outside Date, the provisions of Section 3.8(e) shall apply;

(b)     At Closing for the Non-Chandler Properties, a portion of the Earnest Money Deposit equal to the proportionate share thereof applicable to the Chandler Residence Property (based on the Chandler Residence Property’s Allocated Purchase Price) (the “Retained Chandler Deposit”), shall be retained by Funding Agent in escrow pending the Deferred Chandler Closing, and the remainder of the Earnest Money Deposit shall be released to the Sellers of the Non-Chandler Properties (allocated among such Sellers in proportion to their respective Allocated Purchase Prices) and applied against the Purchase Price for the Non-Chandler Properties at such Closing;

(c)    Upon the Deferred Chandler Closing, the Retained Chandler Deposit shall be released to the Seller of the Chandler Residence Property and applied against the Allocated Purchase Price for the Chandler Residence Property;

(d)    All of the terms and conditions of this Agreement shall remain in full force and effect with respect to the Chandler Residence Property and the Deferred Chandler Closing and shall be deemed

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to apply to the Chandler Residence Property and the Deferred Chandler Closing as if the Deferred Chandler Closing Date were the “Closing Date” for purposes of any provisions.

(e)     Notwithstanding anything to the contrary contained herein, if all of the Chandler Closing Conditions have not been satisfied by May 28, 2026 (the “Chandler Outside Date”), then Buyer may, in its sole discretion (and as its sole remedy for the failure to satisfy the Chandler Closing Conditions), by written notice to Seller delivered on the Chandler Outside Date (which for purposes hereof shall be deemed effective if delivered by e-mail), elect to terminate this Agreement solely with respect to the Chandler Residence Property, in which event the Retained Chandler Deposit (together with all interest accrued thereon) shall be refunded to Buyer and neither Seller nor Buyer shall have any further rights or obligations under this Agreement with respect to the Chandler Residence Property (except for those obligations that expressly survive termination); provided, however, that the Chandler Outside Date may be extended by mutual written agreement of the parties if Seller demonstrates to Buyer’s reasonable satisfaction that Seller is close to satisfying the Chandler Closing Conditions and Buyer agrees, in its sole discretion, to such extension.

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ARTICLE 4: OPERATIONS AND RISK OF LOSS

4.1    Ongoing Operations, Insurance. Except as specifically set forth in this Article 4, until the Closing or earlier termination of this Agreement, Seller shall carry on its business and activities relating to the Property and shall manage, operate, and maintain each Property or shall cause each Property to be managed, operated, and maintained (including, without limitation, continuing to offer vacant units at the Properties in accordance with Section 4.2 below) substantially in the same manner as it did as of the Effective Date and in the ordinary course of business consistent with past practices and shall diligently address (i) any life or safety issue at the Properties, (ii) any requirements of or obligations under any Lease, (iii) any requirements of or obligations or notices (including, but not limited, notices required upon transfer of the Properties) under restrictions of record, (iv) any requirements of or obligations under applicable law and (v) any other matter which a prudent owner would determine materially adversely affects the use, operation or value of the Property; provided that Seller shall not be obligated (or permitted) to make any extraordinary repairs or make any capital improvements to the Property except for the Greenside Repairs (as such term is defined below). Seller will not make any alterations to any Property (other than ordinary maintenance and repair) or remove any Personal Property (except to the extent such Personal Property is obsolete or not in use at the Property) without the prior written consent of Buyer which consent shall not be unreasonably withheld, denied or delayed; provided however, that notwithstanding the foregoing, Seller may, in its sole discretion, take any actions to address or otherwise prevent any life or safety issue at its Property or any other maintenance and/or repair work reasonably necessary to cause such Seller, as landlord, to comply with the terms of any Lease, excluding material capital improvement projects affecting common areas or multiple units except in connection with the Greenside Repairs (provided that Seller provide Buyer with notice of such action within two (2) business days following same). Through the Closing Date, (i) Seller shall maintain or cause to be maintained, at Seller’s sole cost and expense, Seller’s existing policy or policies of insurance insuring the Property and (ii) Seller shall not terminate, or permit to be terminated, any third party management agreement with respect to any Property. Buyer may elect by written notice to Seller prior to the Closing Date to assume any or all management agreements or leasing agreements currently in effect with respect to the Property (including any management agreement with Seller’s property manager), except if any such management agreement or leasing agreement is terminated by the applicable property manager or leasing agent on or prior to the Closing Date, provided such termination occurs without any inducement or consent by Seller that caused or contributed to such termination, and provided, further, that Seller promptly provide Buyer with a copy of any written notice of such termination or any other written communication from any such property manager or leasing agent indicating an intent to terminate.
4.2    Service Contracts and Leases. Until the Closing or earlier termination of this Agreement, Seller shall comply in all material respects with the terms and provisions of the Leases and Service Contracts. Seller shall be entitled (but not obligated), without the consent of Buyer, to alter, amend, modify, supplement or extend the term of any Residential Lease or enter into any new Residential Lease (in each case, (A) to the extent the same (i) are consistent with such Seller’s past practices in the ordinary course of business with bona fide third parties and on market terms, (ii) do not provide for any rent abatement or other concessions other than customary market concessions offered to residential tenants, and (iii) for a term of no less than six (6) months and no greater than fifteen (15) months and (B) entered into at the Greenside Property in connection with the Greenside Repairs except for any significant abatements in excess of amounts a prudent landlord would agree to, using its commercially reasonable discretion under similar circumstances). Seller shall not enter into any Commercial Lease or alter, amend, modify, supplement or extend the term of any Commercial Lease without Buyer’s written consent in its

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sole discretion. Seller shall not (and shall not permit Seller’s agents to) enter into any Service Contract that is not terminable as of right and without cause on thirty (30) days’ or less notice without cost or penalty or renew, modify or terminate any Service Contracts without Buyer’s written consent (which consent may not be unreasonably withheld, conditioned or delayed), other than Service Contracts entered into due to an emergency that would result in imminent harm to persons or damage to property. Notwithstanding the foregoing, Seller shall not terminate (i) any Service Contract that Buyer has at any time elected in writing to assume hereunder or (ii) any other Service Contracts provided that Seller may terminate any Service Contract that is in material default beyond any applicable notice and cure period on not less than five (5) days prior written notice to Buyer. Notwithstanding anything in this Agreement to the contrary, (i) subject to the following clause (ii), Seller may, in the ordinary course of business and consistent with past practice, cancel or terminate any Residential Lease or Service Contract or commence collection, unlawful detainer or other remedial action against any tenant or contract vendor who is in default under its Residential Lease, as applicable, without Buyer’s consent so long as such cancellation, termination or other action is taken in accordance with applicable law and the terms of the applicable Residential Lease, (ii) Seller may not (and shall not permit Seller’s agents to) cancel or terminate any Lease or commence any unlawful detainer or other remedial action against any tenant for failure to pay rent or other amounts payable under such tenant’s Lease if such failure is the result of a financial hardship (including any rent relief, forbearance, abatement or concession) without Buyer’s prior written consent, and (iii) Seller shall promptly provide Buyer notice of any such commencement of collection, unlawful detainer or other remedial action against any tenant under any Lease, provided that, in each case, Seller shall not enter into any forbearance or deferral agreement with any tenant whose Lease expires or is scheduled to terminate after the Closing, except (A) in connection with a rent deferral under a Residential Lease for a period not to exceed three (3) months, or (B) in connection with an early termination of such tenant’s Residential Lease for which a breakage fee is charged. Buyer hereby agrees that it shall not be a default by Seller hereunder (nor shall Buyer be entitled to object or fail to close) solely on account of any tenant now or hereafter in possession of any portion of the Property being a holdover tenant or being in default under its Lease as of the Closing Date, or solely on account of any contract vendor being in default under its Service Contract as of the Closing Date, provided that Seller has complied in all material respects with the provisions of this Section. If Seller wishes to enter into any new Lease (or any amendment or renewal of any existing Lease) or Service Contract that is not in accordance with the above, Seller shall provide prior written notice thereof by email to Buyer, together with the material terms of the proposed Lease or amendment or renewal or Service Contract. If Buyer fails to respond to Seller’s request for written consent pursuant to this Section within five (5) business days of receipt of such Seller request, Buyer shall be deemed to have accepted such request. From time to time upon written request by Buyer, each Seller shall promptly deliver to Buyer (i) updated monthly operating statements, and (ii) updated leasing reports. Within two (2) business days following written request by Buyer, Seller shall deliver to Buyer an updated Rent Roll. In addition, Buyer shall be permitted to participate in any regularly scheduled leasing calls conducted by Seller and its leasing agent and/or property manager for each Property. If there are no regularly scheduled leasing calls conducted by Seller and its leasing agent and/or property manager for each Property, Seller will facilitate status calls with Seller’s leasing agent and/or property manager and Buyer at Buyer’s request, no more than once in any ten (10) day period.

4.3    Damage or Condemnation. If at any time on or prior to the Closing any portion of any one (1) Property is damaged as a result of any casualty or a condemnation or an eminent domain action or proceeding with respect to any portion of the Property is threatened in writing or commenced or filed, Seller shall within three (3) business days give written notice thereof to Buyer. If, before the Closing, a Material Damage Event (as herein defined) occurs with respect to any individual Property (other than the

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Greenside Property solely with respect to the Greenside Repairs), then Buyer may (A) terminate this Agreement with respect to the affected Property by written notice to Seller given within ten (10) days after receipt of Seller’s notice to Buyer of the occurrence of a Material Damage Event or (B) accept such individual Property in its damaged condition, without reduction of the Purchase Price and receive (x) any proceeds from any insurance carried by Seller covering such destruction (or if not assignable a credit for the same), up to the amount of the Allocated Purchase Price for the affected Property, with a credit to Buyer for any deductible under such insurance (or damage from an uninsured risk due to a breach of the covenants contained herein) unless already paid by Seller directly to its insurer (other than for reasonable costs of collection of such proceeds and reasonable amounts expended by Seller to secure the damaged Property safely and repair the affected Property) and (y) the extent the casualty or damages resulted in more than ten percent (10%) of the residential apartments in such Property being offline for more than sixty (60) days (the “Down Unit Trigger”), (a) any proceeds from business interruption insurance carried by Seller that covers the loss of income from such units for the period of time reasonably determined by Seller, in consultation with professional contractors engaged by Seller and with quotes reasonably substantiated to Buyer, needed to bring such units back in operation covering only the period after the Closing Date (the “Restoration Period”) or (b) to the extent the insurance in (a) is not available, a credit to the Allocated Purchase Price for the applicable Property equal to the lost rent attributable to such units during the Restoration Period covering only the period after the Closing Date (such amounts under this clause (b), as applicable, the “Down Unit Proceeds”). In the event of termination of this Agreement by Buyer as set forth herein, (i) the Funding Agent shall refund a proportionate share of the Earnest Money Deposit (based on the affected Property’s Allocated Purchase Price) to Buyer, (ii) the Purchase Price shall be reduced by the affected Property’s Allocated Purchase Price, (iii) this Agreement shall continue with the rest of the rest of the Property, and (iv) neither party shall have any further rights or liabilities hereunder with respect to the affected Property except as provided in this Agreement. For the purposes of this Section 4.3, a “Material Damage Event” means, with respect to any individual Property, (A) (casualty damage and/or loss due to a condemnation or eminent domain action that (i) would cost more than seven and one-half percent (7.5%) of the Allocated Purchase Price of such Property to repair, restore or replace, as applicable, based on an estimate prepared by Seller and reasonably approved by Buyer, or (ii) result in ten percent (10%) of the residential apartments in such Property being offline for more than ninety (90) days, or (B) with respect to a condemnation or eminent domain action, (i) the access to the Property from a public right-of-way is materially and adversely impacted by such proceeding or taking or (ii) the Property can no longer be used for the same use of such Property existing as of the Effective Date directly as a result of such proceeding or taking. If the Closing Date is within the aforesaid ten (10)-day period, then Closing shall be extended to the next business day following the end of said ten (10)-day period. If the damage does not result in a Material Damage Event, then this Agreement shall remain in full force and effect and the purchase contemplated herein, less any interest taken by eminent domain or condemnation, shall be effected with no further adjustment, and upon the Closing of this purchase, Seller shall (i) assign, transfer and set over to Buyer all of the right, title and interest of Seller in and to any awards that have been or that may thereafter be made for such taking, or any insurance proceeds that have been or that may thereafter be made for such damage or destruction, (ii) give Buyer a credit at Closing for (1) an amount equal to any condemnation awards or insurance proceeds collected by Seller as a result of any such condemnation or damage or destruction, (2) the amount of any insurance deductible under such policies (but in no event shall the amount of such credit to Buyer exceed the Purchase Price) or damage from an uninsured risk due to a breach of any Seller covenants under Section 4.1, and (3) the extent the Down Unit Trigger has occurred, the Down Unit Proceeds and (iii) receive a credit at Closing for any reasonable out-of-pocket sums actually expended by Seller prior to Closing toward the restoration or repair of any damage to the Property caused by the applicable casualty or condemnation to the extent not

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previously reimbursed to Seller and only to the extent of proceeds or awards actually payable with respect thereto. In the event the amount of awards or proceeds subsequently received by Buyer exceeds the Purchase Price, then Buyer shall pay to Seller an amount equal to the lesser of (x) such excess awards or proceeds and (y) the unreimbursed amount of Seller’s reimbursable costs described above, after giving effect to all credits paid to Seller at closing, within ten (10) days after Buyer’s receipt of such awards or proceeds. If any repairs have been commenced prior to Closing, then the Assumed Contracts shall include, all construction and other contracts entered into by applicable Seller in connection with such repairs; provided however, that (except in the event of emergency reasonably likely to result in imminent harm to life or damage to property) Buyer’s reasonable consent shall be required prior to entering into any such contract if it is reasonably likely Buyer will have to assume such contract. The provisions of this Section 4.3 shall survive indefinitely the Closing, close of escrow and recordation of the Deed, and shall not be deemed merged into any of the Closing documents.

4.4    CCR Estoppels; Commercial Lease Estoppels, SNDAs. Upon Buyer’s request no later than ten (10) business days prior to the Closing Date, Seller agrees to deliver (x) estoppels to any owner’s association or any parties to any declaration, covenants, conditions and restrictions agreement (any such agreement, a “CCR”), restrictive covenant, easement agreement (and any related maintenance agreement) or other similar agreements (“CCR Estoppels”), including, without limitation, that certain (i) Easement and Cost Sharing Agreement dated March 21, 2014 by and between Harbor Point Parcel 1 Holdings, LLC et al. recorded on April 2, 2014 in Liber FMC 16123 Page 482, as amended by the First Amendment to Easement and Cost Sharing Agreement dated January 3, 2018 in Book MB 19817 Page 475 (as relating to the Harbor Point Properties) (the “Land Condo REA”), (ii) Reciprocal Easement Agreement (Harbor Point – Parcel 4), dated June 10, 2025 recorded on June 26, 2025 in Book XAC 28129 Page 249 (as relating to the Allied Property) (the “Allied REA”), (iii) (A) Reciprocal Easement Agreement dated January 13, 2016, recorded on February 1, 2016 in Liber LGA 17841 Page 312 in the Land Records of Baltimore City, Maryland (as relating to the Point Street Property) (as amended, modified, or supplemented from time to time, the “January 2016 REA”) and (B) Reciprocal Easement Agreement dated November 22, 2016, recorded on December 5, 2016 in Book MB 18684 Page 262 in the Land Records of Baltimore City, Maryland (as relating to the Point Street Property) (as amended, modified, or supplemented from time to time, the “November 2016 REA”, and together with the January 2016 REA, the “Point Street REAs”), (iv) Declaration of Easements, Covenants, Restrictions and Agreements (Harbor Point Parcel 2 Commercial Condominium), dated October 21, 2019 and recorded October 29, 2019, in Baltimore City in Book MB 21538 Page 336 (as relating to the Dock Street Property) (as amended, modified, or supplemented from time to time, the “Dock Street Declaration”) and (v) the Harbor Point Enterprise Zone Tax Programs or (y) estoppels to any retail or commercial tenants at the Property (“Commercial Lease Estoppels”) or subordination, non-disturbance and attornment agreements to any parties to a CCR (“SNDAs”), in each case, in the form as may be requested by Buyer or Buyer’s lender, and Seller agrees to use commercially reasonable efforts to obtain such CCR Estoppels, Commercial Lease Estoppels or SNDAs and receipt of any CCR Estoppel, Commercial Lease Estoppel or SNDA shall not be a condition precedent to Buyer’s obligation to consummate the Closing except to the extent otherwise set forth on Schedule 5.2(o) with respect to any CC&R Estoppel.

4.5    Tax Assessments. Seller shall not institute any property tax appeals or equivalent proceedings with respect to any Property for any fiscal years through and including the fiscal year in which the Closing occurs without Buyer’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Prior to the Closing, Buyer shall not have the right to institute a tax reduction proceeding, tax protest proceeding or tax assessment appeal for the Property for the fiscal year

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in which the Closing occurs and any fiscal years subsequent to the fiscal year in which the Closing occurs unless failure to institute such proceedings would result in Buyer’s waiver of any right to timely institute such proceedings in accordance with any applicable laws; provided however, that Buyer may settle any such tax proceeding for the fiscal year in which the Closing occurs with the consent of Seller, which consent shall not be unreasonably withheld, conditioned or delayed. The parties shall reasonably cooperate with each other in connection with the prosecution and/or settlement of any such tax reduction proceedings, tax protest proceedings or tax assessment appeals, including executing such documents as each other may reasonably request in order for such party to prosecute and/or settle any such proceedings. Notwithstanding anything to the contrary contained in this Section 4.5 or elsewhere in this Agreement, from and after the Closing, Buyer shall have the right to institute, prosecute, settle, or discontinue any tax reduction proceeding, tax protest proceeding, or tax assessment appeal with respect to the Property for (i) any fiscal year subsequent to the fiscal year in which the Closing occurs without further consent of, or notice to, Seller and (ii) with notice to Seller, the fiscal year in which the Closing occurs (subject to Seller’s consent as provided above with respect to any settlement or discontinuance thereof).

4.6    Ground Leases. Seller shall not, without the prior consent of Buyer, in its sole discretion (i) amend, modify, supplement or restate, any provision of any Ground Lease, (ii) renew, extend, or exercise any option under any Ground Lease, (iii) terminate, cancel or surrender any Ground Lease or any interest therein, (iv) consent to any assignment, sublease or other transfer by the Ground Lessor of its interest in any Ground Lease or the underlying fee estate, (v) consent to any financing, mortgage, or encumbrance of the ground lessor’s fee interest or permit a merger of the leasehold and fee estates; (vi) exercise or waive any right, remedy, or option available to Seller under any Ground Lease (including, without limitation, with respect to a default thereunder); (vii) enter into any agreement or arrangement that would bind Buyer or affect the Ground Leases after Closing; or (viii) take or fail to take any action that would constitute a default under any Ground Lease or give rise to a right of termination or modification by the ground lessor. Seller shall timely perform and comply in all material respects with all of its obligations, covenants and agreements under the Ground Leases including the payment of all rent, additional rent, and other charges when due. Seller shall promptly (and in any event within two (2) business days) provide Buyer with (i) any notices of default delivered or received by Seller or its property manager under the Ground Leases, (ii) any notice from any Ground Lessor asserting any claim, demand, or dispute arising under any Ground Lease; (iii) any notice of termination, cancellation, or non-renewal of any Ground Lease; (iv) any notice from any Ground Lessor regarding the exercise of any option, right, or remedy under any Ground Lease; (v) any notice of condemnation, eminent domain, or governmental taking affecting such Property or the underlying fee estate; (vi) any litigation, arbitration, or administrative proceeding involving any Ground Lease or Ground Lessor; and (vii) any communication from any Ground Lessor that could reasonably be expected to have a material adverse effect on any Ground Lease or Buyer’s intended use and enjoyment of such Property. If Seller receives any notice of default under any Ground Lease or if Buyer becomes aware of any circumstance that could give rise to a default or termination right under any Ground Lease, Buyer shall have the right, but not the obligation, upon written notice to Seller, to cure such default or take such action as Buyer deems necessary or appropriate to preserve the Ground Lease. Seller shall cooperate with Buyer in connection with any such cure and shall reimburse Buyer for all reasonable costs and expenses incurred by Buyer in connection therewith (or, at Buyer’s election, Buyer may offset such amounts against the applicable Allocated Purchase Price(s) at Closing). Seller shall reasonably cooperate with Buyer in connection with Buyer’s review and due diligence of the Ground Leases. Except with respect to communications solely and directly necessary for the effectuation of the Chandler Residence Ground Lease Condo Modification and the satisfaction of the Chandler Closing Conditions, Seller shall not communicate with any Ground

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Lessor regarding any material matter that could affect Buyer’s rights under this Agreement or the Ground Leases without prior notice to Buyer and an opportunity for Buyer to participate in such communication, provided, however, that the foregoing exception shall not apply to any communication that would result in any material modification to the Chandler Residence Ground Lease, Tax Abatement Documents, or Bond Documents beyond the forms and numbers and figures previously provided to Buyer. Notwithstanding anything contained herein to the contrary, Seller and Buyer acknowledge that, in connection with the creation of the Chandler Residence Condominium, certain modifications, amendments and restatements and/or replacements of the Ground Lease, the Tax Abatement Documents and the Bond Documents applicable to the Chandler Residence Property (“Chandler Residence Agreements”) will be required, substantially in the forms and with the numbers and figures provided to Buyer prior to the Effective Date, as well as the Chandler Acknowledgement (collectively, the “Chandler Residence Ground Lease Condo Modification”). Buyer and Seller shall reasonably cooperate in good faith in pursuing the Chandler Residence Ground Lease Condo Modification, but Buyer shall have no right to approve the Ground Lease or the Tax Abatement Documents that are so modified, amended and restated and/or replaced as long as each of the same are in substantially the forms and with the numbers and figures provided to Buyer prior to the Effective Date or are otherwise reasonably acceptable to Buyer, provided that Buyer shall have the right to review and comment on any material changes to such documents from the forms and with the numbers and figures provided to Buyer prior to the Effective Date, and Seller shall consider such comment in good faith. From and after the consummation of the Chandler Residence Ground Lease Condo Modification, the Ground Lease, the Tax Abatement Documents and the Bond Documents so modified, amended and restated and/or replaced in connection therewith and in accordance with the terms hereof shall be deemed to constitute the Chandler Residence Ground Lease, the Tax Abatement Documents and the Bond Documents relating to the Chandler Residence Property under this Agreement and all documents associated herewith.

4.7    Condominium. Seller shall not amend or modify (other than non-material amendments or modifications) any of the Condominium Documents, to the extent such amendment or modification would affect the condominium units being conveyed to Buyer at Closing in any material respect. Seller shall not take any of the following actions without Buyer’s prior written consent: (i) commence, settle, waive or consent to any claims or causes of action available to Seller under the Condominium Documents, (ii) vote for or consent to any special assessments or material increases in common charges, (iii) settle any litigation involving any Condominium or Condominium Board, (iv) take any action that would materially alter the voting rights or common expense obligations of the condominium units being conveyed to Buyer at Closing, (v) approve or cause the approval of any condominium budget or reserve allocation that materially increases Buyer’s post-Closing obligations or materially reduces funding, or (vi) approving or causing the approval of any easement, license, rule, or use restriction that materially impairs access to, or use of, the units. Seller shall promptly deliver to Buyer copies of any written notices, communications, or correspondence received from or sent to any Condominium Board. Except as otherwise set forth in this Section and in this Agreement, nothing shall restrict the ability of any Condominium (as defined below) or any Condominium Board (as defined below) from entering into any agreement or contract in the ordinary course of its business, whether prior to, on or following the Closing Date, except for any condominium documents for the creation of the condominium for the Southern Post project in which the Chandler Residence Property (the “Chandler Residence Condominium”) is located, which condominium documents Buyer acknowledges that Buyer has reviewed and approved provided that the declaration with respect to the Chandler Residence Condominium shall include an express obligation of the association thereunder to perform all obligations related to compliance with applicable Environmental Laws, including any reporting requirements under the Georgia Hazardous Site Reuse and Redevelopment Act,

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including with respect to the semiannual VRP report, subject to Buyer’s reasonable prior approval over such reporting; provided, however, (i) (A) Seller shall diligently and in good faith negotiate and attempt to finalize such condominium documents for the Chandler Residence Condominium and attempt to cause the applicable declaration with respect thereto to be recorded and the Chandler Residence Condominium to be legally established by Closing (including, without limitation, obtaining all governmental and regulatory approvals, permits, consents, and authorizations required in connection with the formation of the Chandler Residence Condominium) and (B) Seller shall take all actions necessary to facilitate the creation of a separate tax lot or tax parcel for the units such that the units may be separately assessed and taxed in the year after the Condominium is created, and (ii) any amendments, modifications, or supplements to the forms of the Chandler Residence Condominium documents from the drafts received by Buyer prior to the Effective Date and dated as of February 19, 2026 (including the numbers and figures to be included therein as provided to Buyer by Seller prior to the Effective Date) that would (1) materially and adversely affect the unit to be acquired by Buyer, (2) provide for any material adverse change in Buyer’s share of common expenses or assessments or for any change in Buyer’s unit’s percentage interest in the common elements, (3) impose material restrictions on the use, transferability or leasing of the unit to be acquired by Buyer, or (4) otherwise materially and adversely affect Buyer’s rights as the owner of such unit, shall, in each case, remain subject to Buyer’s ongoing review and approval, not to be unreasonably withheld, conditioned, or delayed. Seller shall consider Buyer’s comments to the Chandler Residence Condominium documents in good faith and shall keep Buyer reasonably informed of the status of the condominium formation process.

No later than seven (7) business days after the date hereof, Seller shall request the Condominium Estoppel (as defined below) from the Condominium Board in the form and content required under the Condominium Documents (it being understood by Buyer that the Condominium Board shall not be required to make any certifications not specifically enumerated), or if the Condominium Documents do not specify the form or certifications for a Condominium Estoppel, Seller shall deliver a Condominium Estoppel for such Condominiums which shall include certifications by the applicable Condominium Board, which may be provided to the actual knowledge of the Condominium Board, that: (A) the condominium units are not in default under the Condominium Documents; (B) all common charges and assessments due and owing as of the date of such estoppel have been paid in full; (C) there are no pending or threatened special assessments against the condominium units; (D) there is no pending or threatened litigation involving the Condominium Board that would materially adversely affect the condominium units; (E) the Condominium Documents delivered to Buyer constitute all of the governing documents of the Condominium; (F) there are no amendments to the Condominium Documents that have been adopted; and (G) all reserves required under the Condominium Documents have been funded in accordance with the applicable budget or such other form of Condominium Estoppel as Seller and Buyer may mutually agree upon based on the statements set forth on Schedule 4.7(b) (any such estoppel certificate complying with the preceding requirements is a “Condominium Estoppel”). Buyer shall have no right to object to a Condominium Estoppel which references a general conditional statement such as or similar to “the undersigned reserves all rights”, provided such reservations do not expressly disclose or evidence any existing or pending default, assessment, claim or other matter that would materially adversely affect the units. It shall be a condition precedent to Buyer’s obligation to close hereunder that Seller deliver an executed Condominium Estoppel on or prior to the Closing Date for the Condominiums specified on Schedule 4.7(a) (“Required Condominium Estoppels”), provided, however, that if Seller is unable to deliver any such Required Condominium Estoppels with respect to (i) the Harbor Point Master Land Condominium, (ii) the Harbor Point Parcel 4 Commercial Condominium, (iii) the Harbor Point Phase I Land Condominium, for which Condominiums the Seller does not control the Condominium Board (each

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of (i)-(iii) hereof, a “Third Party Controlled Condominium”) or (iv) the Chandler Residence Condominium, then Seller may instead deliver an estoppel from Seller that contains the certifications in such Required Condominium Estoppel (“Seller Condominium Estoppel”). If any Condominium Estoppel discloses any monetary default or unpaid common charges, assessments, or other amounts owed to any Condominium, Seller may cure such monetary default or pay such amounts at Closing out of the proceeds of the Purchase Price in the same manner as a Mandatory Removal Item. Seller shall not be required to expend any money, except for any fees, costs, or other charges required under any Condominium Documents by any Condominium or Condominium Board in connection with the issuance of a Condominium Estoppel, which shall be paid by Seller or commence any litigation in connection with obtaining the Condominium Estoppels. In addition to any limitations on Buyer’s right to object to the Condominium Estoppel set forth herein, Buyer shall only be entitled to object to the Condominium Estoppel if such Condominium Estoppel shall claim that there exists a material default by Seller as owner of the Units under the Condominium Documents which default constitutes a material adverse effect on the Property. If for any reason Seller is unable to satisfy the requirements of this Section to deliver the Condominium Estoppel on or prior to the Closing Date in the form required hereunder, Seller may, in its discretion, adjourn the Closing for a period that does not exceed 45 days (which shall be extended to 60 days if Seller is diligently pursuing a cure) in the aggregate; provided, however, that such right to adjourn shall apply only with respect to condominiums for which Seller does not effectively control the Condominium Board. If Seller fails to deliver a Condominium Estoppel for any Property on or prior to the Closing Date (as such date may be extended pursuant to the foregoing sentence), such failure shall constitute a Property Condition Failure with respect to such Property, and Buyer’s rights and remedies with respect to such Property Condition Failure shall be governed by Section 10.21. If the Title Company requires one time a Condominium Estoppel that is dated within 30 days prior to Closing in order to insure the Buyer’s interests in the Condominium, Seller shall, upon Buyer’s request, obtain an updated Condominium Estoppel for any Condominium other than a Third Party Controlled Condominium. Seller acknowledges that Seller controls the Condominium Boards other than the Third Party Controlled Condominiums, so Seller shall not take or cause the Condominium Board to take any action between the date hereof and Closing that would cause the Condominium Estoppel to be inaccurate or misleading in any material and adverse respect. Seller and Buyer agree that the certifications made by Seller in any Seller Condominium Estoppel shall be treated as Property Representations (as such term is defined in Section 10.6), shall survive for the Property Reps Survival Period (as such term is defined in Section 10.6) and any claims by Buyer arising from any inaccuracy in the Property Representations set forth in such Seller Condominium Estoppel shall be subject to the conditions, limitations and requirements set forth in Section 10.6, including, without limitation, with respect to the Cap.

4.8 Greenside Property Repairs. Buyer and Seller acknowledge that Seller is in the process of making certain repairs at the property located at 1315 Harding Pl, Charlotte, NC (the “Greenside Property”), the scope of which, as of the date hereof, is set forth in Schedule 4.8 (“Greenside Repairs”) and which Seller represents is the scope of work set forth in the construction contract for the Greenside Repairs as of the date hereof. Seller and Buyer do not anticipate that the Greenside Repairs will be completed on or prior to the Closing Date. At Buyer’s request, Seller shall provide Buyer with updates regarding the status of the Greenside Repairs, including updated timelines for completion and any material developments with respect to the Greenside Closing Conditions. Seller shall use good faith efforts to not cause the scope of the Greenside Repairs to be increased unless necessary in Seller’s good faith discretion. To the extent there is any guarantee or warranty for any work with respect to the Greenside Repairs, such guarantee or warranty, to the extent assignable, shall be assigned to Buyer at the Closing of the Greenside Property.

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4.9    Notices and Violations. Seller shall provide prompt written notice of any written notices of which Seller has received relating to (i) any notice concerning the Property received by Seller from any governmental or any quasi-governmental authority or from any insurance company involving violations of fire codes, building codes or any other applicable codes, laws, rules or regulations at the Property from any governmental authority, (ii) any written notice received under the Leases that alleges a Seller default, (iii) any service of process relating to any Property or which affects Seller’s ability to perform its obligations under this Agreement or (iv) the Loan. Seller shall provide prompt written notice of any material litigation actions filed hereafter or threatened in writing against the Seller of which Seller has knowledge and relating to the Property, and Seller shall not initiate a settlement of same (unless personal to Seller with no possibility of judgment against the Property) without Buyer’s prior written consent, which may be withheld in Buyer’s reasonable discretion. If after the Effective Date (i) any Seller receives, or has received, any written notification from any governmental authority of any violation of any codes, laws, rules or regulations at the Property from any governmental authority (“New Violations”) or (ii) Buyer receives evidence of any violation of any codes, laws, rules or regulations at the Property from any governmental authority in connection with any applicable items outstanding in the zoning reports set forth on Schedule 4.9(a) hereof (including those the existed prior to the Effective Date (“Delayed Zoning Report Violations”)) (each New Violation and Delayed Zoning Report Violation, a “Violation”), then at Closing such Seller shall pay all such fines and penalties imposed by the governmental authority with respect thereto or provide Buyer with a credit against the Purchase Price at Closing to do the same, other than any fines and penalties arising out of a violation due solely to an act of a tenant under a Lease; provided that if the applicable Seller fails to pay such fines and penalties (or provide a credit therefor) or if remediation of same is not complete by Closing, provided Seller shall have at least 30 days after written notice from Buyer (which may be by email) (“Violations Remediation Period”) of any such Delayed Zoning Report Violations to cure or remediate such Delayed Zoning Report Violation and Seller shall have the right to adjourn the Closing Date in order to have the entire Violations Remediation Period if Seller is diligently pursuing the cure or remediation of such Delayed Zoning Violation and thereafter such failure shall constitute a Property Condition Failure with respect to such Property, and Buyer’s rights and remedies with respect to such Property Condition Failure shall be governed by Section 10.21, provided, further, the foregoing cap shall not apply to any costs, expenses, fines and penalties required in connection with the Greenside Repairs and Seller shall pay all such costs, expenses, fines and penalties in connection with same and any deficiencies, remediation, and repairs required in connection with the Greenside Repairs. Seller shall, at its sole cost and expense, use commercially reasonable efforts to close out the building and fire code violations set forth on Schedule 4.9(b) attached hereto (the “Existing Violations”) prior to the Closing Date; provided, however, that if Seller is unable to close out any or all of the Existing Violations then, as Buyer’s sole and exclusive remedy, Buyer shall receive a credit in an amount equal to the cost required to close out each Existing Violation that remains open as of the Closing Date as determined by a third party report from a licensed professional mutually approved by Seller and Buyer, which credit shall be allocated against the Allocated Purchase Price of the applicable individual Property.

4.10    Rent Ready Condition. Seller shall cause all residential units located within each Property that are vacant on the seventh (7th) business day prior to the Scheduled Closing Date to be in Rent Ready Condition (defined below) on the Scheduled Closing Date. In the event any of such units are not placed in Rent Ready Condition as of the business day immediately preceding the Scheduled Closing Date then as Buyer’s sole and exclusive remedy, Buyer shall receive a credit against the Purchase Price in the amount of $1,000 for each such unit not in Rent Ready Condition as of such date. As used herein,

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the term “Rent Ready Condition” means the following improvements to a unit: (i) new floor carpet if such carpeting is in such condition as would, in Seller’s ordinary course of business, require replacement, (ii) new paint on the interior walls of the unit if such unit was in such condition as would, in Seller’s ordinary course of business, require painting, (iii) all appliances are in good working order, and (iv) broom-clean condition. The terms of this Section 4.10 shall not apply to any residential units with ongoing TI Work or the vacant residential units at the Greenside Property that shall have been brought to Rent Ready Condition in accordance with the Greenside Closing Conditions.

4.11    Encumbrances and Zoning. Seller shall not cause, consent to or acquiesce to any encumbrance or lien on the Property (other than encumbrances that by their terms will terminate as of the Closing) or any variance, change of zoning or other similar matter affecting the Property, in each case, without Buyer’s prior written consent, which consent may be granted or withheld in Buyer’s sole discretion. Each Seller shall comply in all material respects with the terms and provisions of the Permitted Exceptions applicable to such Seller Entity.

4.12    Development Rights. Seller shall not sell, lease, transfer or otherwise encumber any development rights appurtenant to any Property.

4.13    Exclusivity. Seller and its respective affiliates shall not: (a) take any action, directly or indirectly, to encourage, initiate, solicit or engage in discussions or negotiations with, or provide any information to, or respond to, any person (except as required by applicable law or pursuant to any loan documents applicable to the Property), or pursue or market any transaction, in each case regarding the purchase and sale or financing of the Property or any portion thereof or direct or indirect interest therein, other than to Buyer or (b) directly or indirectly, accept any offers for, or enter in any term sheet, letter of intent, purchase and sale agreement or other agreement, regarding the purchase and sale or financing of the Property or any portion thereof or direct or indirect interest therein other than to Buyer.

4.14    Tax Abatements. Seller shall (i) comply in all material respects with all terms, conditions, covenants, and obligations under the Tax Abatement Documents and Bond Documents, (ii) timely make all payments, filings, and submissions required thereunder, (iii) maintain all certifications and qualifications necessary to preserve the benefits and status of the tax abatements and bond financings, and (iv) not take any action or omit to take any action that would reasonably be expected to result in a default, termination, revocation, or material modification of any Tax Abatement Document or Bond Document or that would otherwise jeopardize the tax abatement or bond financing status of the Property. Seller shall not, without the prior written consent of Buyer (which consent may be withheld in Buyer’s reasonable discretion), amend, modify, supplement, terminate, or waive any provision of any Tax Abatement Document or Bond Document, or enter into any new Tax Abatement Document or Bond Document affecting the Property. Seller shall promptly notify Buyer in writing (and in no event later than five (5) business days after receipt or knowledge thereof) of (i) any notice of default, violation, or non-compliance received by Seller with respect to any Tax Abatement Document or Bond Document, (ii) any notice of termination, revocation, or modification of any tax abatement or bond financing, (iii) any audit, investigation, or inquiry by any governmental authority or bondholder relating to any Tax Abatement Document or Bond Document, and (iv) any other material communication received by Seller from any party to any Tax Abatement Document or Bond Document. Seller shall provide Buyer with copies of all such notices and communications promptly after the notice required hereunder. As used herein, “Tax Abatement Documents” means, collectively, all agreements, applications, certifications, filings, and other documents entered into by or on behalf of Seller or any predecessor-in-interest with any governmental

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authority or other party in connection with any real property tax abatement, tax exemption, tax increment financing, payment in lieu of taxes arrangement, or similar tax benefit or incentive program affecting the Property, including all amendments, modifications, and supplements thereto and “Bond Documents” means, collectively, all indentures, loan agreements, regulatory agreements, land use restriction agreements, bond purchase agreements, continuing disclosure agreements, and all other documents, instruments, and agreements entered into by or on behalf of Seller or any predecessor-in-interest in connection with any tax-exempt or taxable bond financing, conduit financing, or similar financing arrangement affecting the Property, including all amendments, modifications, and supplements thereto. The Tax Abatement Documents and the Bond Documents relating to the Chandler Residence Property include, without limitation, the Chandler Residence Ground Lease and the Chandler Residence Bond Security Instruments.

4.15    Release of Regulatory Agreements. Seller shall use diligent efforts to obtain, as promptly as reasonably practicable prior to or at Closing, the release, termination and discharge of record of (i) the Edison Regulatory Agreement from the Virginia Housing Development Authority (“VHDA”) and (ii) the Cosmopolitan Regulatory Agreement from the Secretary of Housing and Urban Development (“HUD”) (each, a “Regulatory Agreement Release” and collectively, the “Regulatory Agreement Releases”). Seller shall submit all required applications, payoff documentation and other materials to the applicable governmental authorities at or prior to Closing and shall diligently pursue the Regulatory Agreement Releases until they are obtained and recorded (which the parties acknowledge the recorded Regulatory Agreement Releases will not occur until after Closing). The provisions of this Section 4.15 shall survive the Closing and shall not be merged into any of the Closing documents.

4.16    Material Encumbrances. From the Effective Date until the Closing or earlier termination of this Agreement, Seller shall (a) comply in all material respects with the terms and provisions of the those certain encumbrances set forth on Schedule 4.16 attached hereto (the “Material Encumbrances”), (b) timely perform and pay all obligations, fees, charges, and other amounts due and payable under the Material Encumbrances, (c) not amend, modify, supplement, restate, terminate, cancel, surrender, or waive any material right under any Material Encumbrance without Buyer’s prior written consent, and (d) not grant any consent, approval, or authorization under any Material Encumbrance without Buyer’s prior written consent, which consent shall not be unreasonably withheld, conditioned, or delayed.

4.17    Chandler. (a) Notwithstanding anything contained herein to the contrary, Buyer and Seller acknowledge that, at the time of the Deferred Chandler Closing, there will not be a separate tax parcel for the Chandler Residence Property. Accordingly, Buyer and Seller agree that they will, at the Deferred Chandler Closing, each deposit into escrow (the “Chandler Tax Escrow”) with Funding Agent, one-half of the amount equal to one year of real property taxes payable for the Chandler Residence Property. The Chandler Tax Escrow shall be held, subject to the following provisions of this paragraph, by Funding Agent pending Buyer’s and Seller’s receipt of the tax parcel identification number for the Chandler Residence Property. Within thirty (30) days after Buyer’s receipt of the tax bill or bills (such bills being the “Chandler Tax Bills”) affecting the Chandler Residence Property from the Fulton County Tax Commissioner, Buyer and Seller shall prorate such bills and pay such bills utilizing the Chandler Tax Escrow. To the extent that the Chandler Tax Bills only affect the Chandler Residence Property, then Seller’s portion of the Chandler Tax Escrow shall not be used to pay any of the Chandler Tax Bills but shall instead be released to Seller.

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(b) Also, notwithstanding anything contained herein to the contrary, Buyer and Seller acknowledge that prior to the Deferred Chandler Closing, Seller shall pursue the Chandler Residence Ground Lease Condo Modification. Associated with the foregoing, Seller hereby makes the following representations and warranties, as of the Effective Date and as of the date on which the Deferred Chandler Closing occurs:

(i)The first tax year for which the Tax Abatement applicable to the Chandler Residence Property applied was or will be (i) 2025, with respect to the Chandler Residence Bond Financing Documents, and (ii) 2026, with respect to the GA Brownfield Program;

(ai)The 2025 assessment for the Chandler Residence Property was appealed and the appeal was finalized prior to the Effective Date. Seller has not yet received the updated ad valorem real property tax bill from the Fulton County Tax Commissioner reflecting the finalized 2025 assessment (the “Updated Tax Bill”); and

(iii)    Seller is compliant with the projections contained in that certain Memorandum of Agreement Regarding Lease Structure and Valuation of Leasehold Interest dated as of December 1, 2019 by and among Southern Post, LLC, a Georgia limited liability company, the Development Authority of Fulton County, a development authority and public body corporate and politic of the State of Georgia and the Fulton County Board of Assessors (the “Chandler Tax MOA”).

(c) As a condition to Buyer’s obligation to consummate the Closing with respect to the Chandler Residence Property, all of the following conditions shall have been satisfied on or before the date on which the Deferred Chandler Closing is to occur:

(A)Seller shall not be in breach of the foregoing representations or warranties and upon receipt of the Updated Tax Bill, Seller shall pay in full the amount required under the Tax Abatement Documents applicable to the Chandler Residence Property (being 50% of the ad valorem real property tax as described in, and consistent with, the Tax Abatement Documents) prior to the Closing (or, in the case of a Deferred Chandler Closing, prior to the Deferred Chandler Closing);

(B)All of the condominium plats and condominium plans associated with the Chandler Residence Condominium shall have been duly approved by the applicable government authority;

(C)As part of the Chandler Residence Ground Lease Condo Modification, Seller shall have caused the applicable governmental water utility authority to have recognized the Chandler Residence Property as a separately invoiced property from Seller’s retained property adjacent to the Chandler Residence Property;

(D)Modification, amendment and restatement and/or replacement of the Tax Abatement Documents, the Bond Documents and Chandler Residence Ground Lease completed in commercially reasonable form in accordance with the terms hereof;

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(E)Completion of the Chandler Residence Ground Lease Assumption and the Other Chandler Assumptions; and

(F)Seller shall have funded the Chandler Condominium Working Capital.

For purposes of this Agreement, the “Chandler Condominium Working Capital” shall mean and refer to a capital contribution by Seller to the condominium association formed by Seller to govern the condominium, which will contain the Chandler Residence Condominium.

Notwithstanding anything to the contrary in this Agreement, Seller shall not be in default for failing to satisfy any of the conditions associated with the Closing of the Chandler Residence Property to the extent such failure does not result from Seller’s breach of its obligations under this Agreement (including, without limitation, Seller’s obligations under Sections 4.6, 4.7, and 4.17).

4.18    Baltimore Eviction Proceedings. Seller shall use commercially reasonable efforts to file all eviction proceedings with respect to tenants at the Harbor Point Properties who are in material default under their respective leases prior to the Closing Date, so as to preserve Buyer’s rights and remedies against such defaulting tenants and mitigate any gap in enforcement authority arising from the rental license transition period prior to Buyer obtaining all required licenses from Baltimore City for the Harbor Point Properties. Seller shall, from the Effective Date through, including, and after the Closing Date, reasonably cooperate with Buyer in its efforts to obtain all required rental licenses from Baltimore City for the Harbor Point Properties until such time as Buyer has obtained the same.

4.19    Land Condo REA Amendment. Buyer and Seller acknowledge that Buyer is acquiring only (i) the Residential Unit of Harbor Point Parcel 2 Commercial Condominium established within Parcel 2 Unit (as defined in the Land Condo REA) (the “Dock Condominium”), with Seller retaining ownership of the Retail Unit, Office Unit and Transfer Station Unit thereof, (ii) the South Residential Unit, South Retail Unit, and East Retail Unit of Allied Harbor Point Parcel 4 Condominium established within Harbor Point Parcel 4 Commercial Condominium, established within Parcel 4 Unit (as defined in the Land Condo REA) (the “Allied Condominium”), with Seller retaining ownership of the South Garage Unit and North Garage Unit and Michael Beatty (“Beatty”) retaining ownership of the North Residential Unit and North Retail Unit thereof and (iii) the leasehold interest in Land Unit 2 (as defined in the Land Condo REA) subject to the Land Condo REA (the “Point Street Property”). Buyer and Seller further acknowledge that, pursuant to the terms of the Land Condo REA, defaults in payment or performance obligations are addressed at the land Unit (as defined in the Land Condo REA) level, and liens for unpaid amounts accrue against the defaulting Owner’s (as defined in the Land Condo REA) Unit as a whole, rather than against specific sub-condominium or sub-sub-condominium units within such Unit. Accordingly, Buyer’s units within Parcel 2 Unit, Parcel 4 Unit and Land Unit 2 could be encumbered by liens arising from the failure of Seller, Beatty, or any other owner of units within Parcel 2 Unit, Parcel 4 Unit, and Land Unit 2 to pay amounts due or perform obligations under the Land Condo REA. After the Closing Date, Buyer may, at Buyer’s option use commercially reasonable efforts, and Seller will use commercially reasonable efforts to cooperate with Buyer, to negotiate, execute, and cause to be recorded among the Land Records of Baltimore City, Maryland, after the applicable Closing Date, an agreement (the “Cross-Default Limitation Agreement”) among Seller, Beatty, and Buyer (or their respective affiliates, as applicable) providing for the following: (i) as among Seller, Beatty, and Buyer (and their respective successors and assigns), with respect to Parcel 2 Unit, Parcel 4 Unit and Land Unit 2, (A) a default by Seller or Beatty (or any of their respective successors or assigns) in the payment of any

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amounts due or the performance of any obligations under the Land Condo REA shall not constitute a default by Buyer (or any of Buyer’s successors or assigns) under the Land Condo REA, and any lien arising from such default shall attach only to the defaulting party’s units within Parcel 2 Unit, Parcel 4 Unit and Land Unit 2, as applicable, and shall not attach to or encumber Buyer’s units within Parcel 2 Unit, Parcel 4 Unit or Land Unit 2, (B) each of Seller, Beatty, and Buyer shall be severally (and not jointly) liable for its respective share of all costs, expenses, assessments, and other amounts due under the Land Condo REA allocable to its respective units within Land Unit 2 or Land Unit 4, as applicable, and no party shall be liable for the share of any other party, (C) Buyer shall have the right, but not the obligation, to cure any default by Seller or Beatty under the Land Condo REA that would otherwise result in a lien attaching to Buyer’s units, and Buyer shall have a right of reimbursement from the defaulting party for all amounts paid by Buyer in connection with such cure, together with interest thereon at the Default Interest Rate (as defined in the Land Condo REA); and (D) the parties shall cooperate in good faith to cause any amendments to the Land Condo REA, the Dock Condominium documents, or the Allied Condominium documents as may be necessary or appropriate to effectuate the intent of the Cross-Default Limitation Agreement, (ii) Buyer or its designee shall have express consent rights and/or veto rights over certain material actions and decisions under the Land Condo REA with respect to Parcel 2 Unit, Parcel 4 Unit, and Land Unit 2 and any vote, consent, approval, or other action to be taken by or on behalf of Parcel 2 Unit, Parcel 4 Unit, and Land Unit 2 under the Land Condo REA that would materially and adversely affect Buyer’s rights or interests as the owner or ground tenant of units within Parcel 2 Unit, Parcel 4 Unit, and Land Unit 2, including approval of special assessments or material increases in common charges allocable to Parcel 2 Unit, Parcel 4 Unit, or Land Unit 2 and settlement of litigation or claims involving Parcel 2 Unit, Parcel 4 Unit, or Land Unit 2 that would impose any liability or obligation on Buyer or its units, and any other material action or decision under the Land Condo REA that Seller or Beatty (as applicable) has the right to take or make on behalf of Parcel 2 Unit, Parcel 4 Unit, or Land Unit 2, to the extent such action or decision would materially and adversely affect Buyer’s rights or interests as the owner of units within Parcel 2 Unit, Parcel 4 Unit, or Land Unit 2. Buyer shall keep Seller reasonably informed of the status of negotiations with Beatty and any other parties regarding the Cross-Default Limitation Agreement and shall provide Seller with copies of all drafts and correspondence related thereto. Seller shall have the right to review and approve the form and substance of the Cross-Default Limitation Agreement, which approval shall not be unreasonably withheld, conditioned, or delayed. Notwithstanding anything to the contrary contained herein, the receipt of the fully executed and recorded Cross-Default Limitation Agreement shall not be a condition precedent to Buyer’s obligation to consummate the Closing with respect to the Dock Street Property, the Allied Property, or the Point Street Property, provided, however, that Seller’s obligation to reasonably cooperate with Buyer’s efforts to obtain the Cross-Default Limitation Agreement shall survive the Closing for a period of 7.5 months.

4.20    Point Street REAs. Buyer and Seller acknowledge that the Point Street Property is subject to the Point Street REAs and that Buyer will assume the ground tenant’s interest under the Baltimore Ground Lease. Seller shall use commercially reasonable efforts, prior to Closing of the Point Street Property, to have caused Buyer or its designee to be designated as the authorized representative with respect to the Point Street Property under the Point Street REAs.

4.21    Dock Street Declaration. Buyer and Seller acknowledge that Buyer is acquiring only the Residential Unit of Harbor Point Parcel 2 Commercial Condominium, with Seller retaining ownership of the Retail Unit, Office Unit and Transfer Station Unit thereof. Seller shall use commercially reasonable efforts to negotiate, execute, and cause to be recorded among the Land Records of Baltimore City, Maryland, prior to the applicable Closing Date, an amendment to the Dock Street Declaration (the “Dock

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Street Declaration Amendment”) among Seller and Buyer (or their respective affiliates, as applicable). The Dock Street Amendment shall provide that Buyer or its designee shall have expanded approval rights, including, without limitation, with respect to: (i) any material amendments, modifications, or supplements to the Dock Street Declaration; (ii) the grant of any new easements, licenses, or access rights that would materially affect the Residential Unit or Buyer’s use, enjoyment, or operation thereof; (iii) any material alterations to common areas or shared facilities serving the Residential Unit; (iv) any changes to the allocation of costs, expenses, or maintenance obligations applicable to the Residential Unit; and (v) any other actions under the Dock Street Declaration that would materially and adversely affect the Residential Unit or Buyer’s rights as the owner thereof. Buyer shall have the right to review and approve the form and substance of the Dock Street Declaration Amendment, which approval shall not be unreasonably withheld, conditioned, or delayed. Notwithstanding anything to the contrary contained herein, the receipt of the fully executed and recorded Dock Street Declaration Amendment shall not be a condition precedent to Buyer’s obligation to consummate the Closing with respect to the Dock Street Property, provided, however, that Seller’s obligation to use commercially reasonable efforts to obtain the Dock Street Declaration Amendment shall survive the Closing for a period of 7.5 months.

4.22    Liberty Parking. Seller shall use commercially reasonable efforts to obtain, prior to or at Closing, an estoppel certificate executed by IDA (as defined on Schedule 5.2(o)) (the “Liberty Parking Estoppel”). The Liberty Parking Estoppel shall contain certifications or confirmations (which may be given to the knowledge of IDA) of the following: (i) the Parking Licenses (as defined on Schedule 5.2(o)) are in full force and effect and have not been modified, amended, or supplemented except as set forth therein; (ii) all license fees, charges, and other amounts payable by the licensee under the Parking Licenses have been paid in full through the date of the Liberty Parking Estoppel; (iii) the licensee is not in default under the Parking Licenses, and no event has occurred that, with the giving of notice or passage of time or both, would constitute a default thereunder; (iv) IDA is not in default under the Parking Licenses; (v) the number of parking spaces currently licensed under the Parking Licenses and the current license fee; (vi) the current term of the Parking Licenses, including the expiration date thereof and confirmation of any remaining renewal options; and (vii) confirmation that the Parking Licenses may be assigned by the licensee without the consent of IDA (subject to sixty (60) days’ prior written notice) (or such certifications as the IDA shall agree to provide). No later than ten (10) days after the Effective Date, Seller shall request the Liberty Parking Estoppel from IDA in the form and content set forth herein. Notwithstanding anything to the contrary contained herein, the receipt of the Liberty Parking Estoppel shall not be a condition precedent to Buyer’s obligation to consummate the Closing with respect to the Liberty Property.

4.23    Encore Deed of Easement. Buyer and Seller acknowledge that the Encore Property is subject to that certain Deed of Easement between Columbus One, L.L.C., Battlefield Associates One, L.L.C., BB&T-VA Collateral Service Corporation and Town Center Associates 8, L.L.C. recorded on October 14, 2004 in Instrument No. 200410140163855 (the “Encore Deed of Easement”) that predates the construction of the parking garages but should be terminated once the Encore Property has sufficient spaces to comply with applicable law. Seller shall use commercially reasonable efforts, prior to Closing of the Encore Property, to have caused the release of the Encore Deed of Easement.

4.24    Georgia Brownfield Program.

(a) Seller shall use commercially reasonable efforts to obtain, prior to the Closing of the Chandler Residence Property (or, if applicable, the Deferred Chandler Closing), each of the following documents in

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connection with the Georgia Brownfield Program administered by the Georgia Environmental Protection Division (the “GA Brownfield Program”): (i) the Final Prospective Purchaser Compliance Status Report, (ii) the Final Limitation of Liability letter, and (iii) the Uniform Environmental Covenant (collectively, the “GA Brownfield Documents”). All costs and expenses incurred in connection with the preparation, processing, and filing of applications for, and the issuance of, the GA Brownfield Documents shall be borne solely by Seller. Seller shall keep Buyer reasonably informed of the status of such efforts and shall promptly provide Buyer with copies of all material correspondence with any governmental authority relating to the GA Brownfield Documents.

(b) In the event that Seller is unable to obtain all of the GA Brownfield Documents prior to the Closing of the Chandler Residence Property (or, if applicable, the Deferred Chandler Closing), then Seller shall, as a post-closing obligation, continue to use commercially reasonable efforts to obtain any such GA Brownfield Documents not yet obtained as promptly as practicable following the Closing. Seller shall keep Buyer reasonably informed of the status of such efforts.

(c)The provisions of this Section 4.24 shall survive the Closing.

4.25    Release of Town Center Declaration of Covenants and Restrictions. Buyer and Seller acknowledge that the Town Center Properties are subject to that certain Declaration of Covenants and Restrictions dated February 27, 1986, recorded in the Clerk’s Office of the Circuit Court of the City of Virginia Beach, Virginia, in Deed Book 2482, Page 614 (together with any amendments, modifications, supplements, assignments, or restatements thereof, the “1986 Declaration”). Seller shall obtain a written release, or termination, in recordable form, executed by the parties authorized to release or terminate the 1986 Declaration under its terms, which instrument expressly releases, terminates, and discharges the 1986 Declaration solely as it affects the Property (the “Declaration Release”), and cause the Declaration Release to be recorded among the land records of the City of Virginia Beach, Virginia. Notwithstanding anything to the contrary contained herein, the receipt of the fully executed and recorded Declaration Release shall not be a condition precedent to Buyer’s obligation to consummate the Closing with respect to the Town Center Properties; provided, however, that Seller’s obligation to use commercially reasonable efforts to obtain the Declaration Release shall survive the Closing.

4.26    Harbor Point Declaration of Covenants. Seller acknowledges that, pursuant to Article V, Section L(1) of the Declaration of Covenants (as defined on Schedule 5.2(o) hereof), no transfer or lease of any Component of the Project (as defined in the Declaration of Covenants) for which the Profit Share Obligation has not been terminated may occur unless the transferee assumes in writing all of the obligations of the applicable Developer or Obligor under the Declaration of Covenants, such writing to be in form and substance reasonably satisfactory to the City (the “City Assumption Requirement”). Seller further acknowledges that, pursuant to Article V, Section L(1) of the Declaration of Covenants, any successor Developer or Obligor has the right to require that the terms and conditions of the Declaration of Covenants be set forth in a separate agreement substantially similar to the Declaration of Covenants and binding only on such transferee (a “Separate Assumption Agreement”). Seller shall use commercially reasonable efforts to coordinate with Buyer and the City prior to Closing to obtain (A) a written instrument evidencing Buyer’s assumption of all obligations under the Declaration of Covenants applicable to the Allied Property, in form and substance reasonably satisfactory to the City in accordance with the City Assumption Requirement, and (B) if requested by Buyer, a Separate Assumption Agreement setting forth the terms and conditions of the Declaration of Covenants applicable to the Allied Property, binding only on Buyer, provided, however, that the foregoing shall not be a condition precedent to

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Buyer’s obligation to consummate the Closing with respect to the Allied Property, provided, further that Seller’s obligation to use commercially reasonable efforts to obtain the City Assumption Requirement and Separate Assumption Agreement shall survive the Closing. Seller shall keep Buyer reasonably informed of the status of its efforts to satisfy the requirements of this Section and shall promptly deliver to Buyer copies of all material correspondence and documentation exchanged with the City in connection therewith.

4.27    Harbor Point Environmental. Seller shall, at its sole cost and expense, use commercially reasonable efforts to (i) deliver at or prior to Closing, with respect to that certain Declaration of Easements, Covenants and Restrictions, dated December 19, 2006, by and between Honeywell International Inc. (“Honeywell”) and Harbor Point Development, LLC, recorded among the Land Records of Baltimore City, Maryland in Book FMC 8834 at Page 715, as amended (the “Environmental Declaration”), a fully executed assignment to Buyer (or Buyer’s designee) of the environmental indemnity rights applicable to each of Buyer’s interests in the Allied Property and the Point Street Property under Section 4 of the Environmental Declaration (each, a “Declaration Assignment”) in recordable form (recording at Buyer’s election) and otherwise in a form reasonably acceptable to Buyer, together with Honeywell’s prior written approval/consent to such Declaration Assignment (the “Declaration Consents”, together with the Declaration Assignment, collectively, the “Declaration Requirements”), (ii) deliver at or prior to Closing, in respect of that certain Environmental Agreement, dated March 24, 2014, by and among Honeywell, Harbor Point Land LLC, and the Mayor and City Council of Baltimore, recorded among the Land Records of Baltimore City, Maryland in Liber 16101 at Page 340, as amended (the “Environmental Agreement”), a fully executed assignment to Buyer (or Buyer’s designee) of the environmental indemnity rights applicable to each of Buyer’s interests in each of the Harbor Point Properties under Section 4 of the Environmental Agreement (each, an “EA Assignment”) in recordable form (recording at Buyer’s election) and otherwise in a form reasonably acceptable to Buyer, together with Honeywell’s prior written approval/consent to such EA Assignment (the “EA Consents”, together with the EA Assignment, collectively, the “EA Requirements”). Each Declaration Assignment and EA Assignment shall include the assignee acknowledgments required by Section 4.7 of the applicable agreement. In respect of that certain Agreement and Covenant Not to Sue, EPA Docket No. RCRA-03-2003-0088TH, effective May 5, 2003 (as revised November 8, 2007), by and among the EPA, the MDE, SBER Harbor Point, LLC, and Harbor Point Development, LLC, a notice of which is recorded among the Land Records of Baltimore City, Maryland in Liber 4415 at Page 23, as amended (the “Covenant Not to Sue”), Seller shall use commercially reasonable efforts to cooperate with Buyer to cause Buyer (or Buyer’s designee) to be recognized as a protected transferee under the Covenant Not to Sue for each of Buyer’s interests in each of the Harbor Point Properties by preparing and submitting (or causing to be submitted) the transferee Assumption and Certification of Compliance in the form(s) and manner prescribed by the applicable governmental authorities, and otherwise in a form reasonably acceptable to Buyer, and obtaining EPA’s and MDE’s written approvals thereof (collectively, the “CNTS Approvals”). In furtherance of the preceding sentence, Buyer shall use commercially reasonable efforts to obtain the CNTS Approvals.

4.28    Harbor Point PCO. From and after Closing, Seller shall, at its sole cost and expense, continue to use commercially reasonable efforts, and reasonably cooperate with Buyer (at no out-of-pocket cost to Buyer), to satisfy the EA Requirements, Declaration Requirements, and/or CNTS Approvals not delivered or obtained at Closing. Without limiting the foregoing, Seller shall: (A) reasonably cooperate with Buyer in connection with any requests or requirements of Honeywell, EPA, or MDE necessary to process or complete the EA Requirements, Declaration Requirements, and/or CNTS

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Approvals, including by promptly providing such information, documents, certifications, estoppels, or other materials as may be reasonably required by Honeywell, EPA, or MDE; (B) promptly respond to any supplemental requests from Honeywell, EPA, or MDE and keep Buyer reasonably informed of the status of all pending requests; (C) provide Buyer with copies of all correspondence, submissions, and responses within two (2) Business Days of transmission or receipt, as applicable; and (D) pay all third-party fees and costs charged by Honeywell (if any) and all agency fees required by EPA or MDE in connection with processing the EA Requirements, Declaration Requirements, and/or CNTS Approvals. Buyer shall reasonably cooperate with Seller (at no out-of-pocket cost to Buyer) by executing assignee acknowledgments, assumptions, and certifications of compliance and providing information reasonably requested by Honeywell, EPA, or MDE regarding Buyer and its intended uses; provided, however, that Buyer shall not be required to assume any liabilities or obligations beyond those customarily assumed by a purchaser of property subject to such agreements. The obligations set forth in this Section 4.28 shall survive Closing.

4.29    Harbor Point Indemnity. Seller and Indemnitor shall indemnify, defend, and hold harmless Buyer, its affiliates, and their respective members, partners, officers, directors, employees, agents, successors, and assigns (collectively, the “Buyer Indemnified Parties”) from and against any and all losses, damages, liabilities, fines, penalties, costs, and expenses (including reasonable attorneys’ fees and consultants’ fees) actually incurred by any Buyer Indemnified Party to the extent arising out of or resulting from: (i) Seller’s breach or default under, or failure to comply with, any of the Environmental Agreement, Environmental Declaration, and/or Covenant Not to Sue prior to satisfaction of the EA Requirements, Declaration Requirements, and/or CNTS Approvals, as applicable, (ii) Seller’s failure to use commercially reasonable efforts to obtain, deliver, or otherwise satisfy the EA Requirements, Declaration Requirements, and/or CNTS Approvals as and when required under this Agreement, and/or (iii) any claim, demand, directive, or enforcement action to the extent the same would have been covered by the Environmental Agreement, Environmental Declaration, and/or Covenant Not to Sue had Buyer received the EA Requirements, Declaration Requirements, and/or CNTS Approvals at Closing. This indemnity shall not be limited by any investigation or knowledge of Buyer and shall survive Closing until such time as Seller shall obtain and deliver to Buyer or otherwise satisfy the EA Requirements and Declaration Requirements, and the CNTS Approvals are received.

    ARTICLE 5: CLOSING

5.1    Closing and Escrow Instructions.

(a)The consummation of the transaction contemplated herein (“Closing”) shall occur on the Closing Date.

(b)Seller and Buyer agree to execute such reasonable additional and supplemental escrow instructions as may be appropriate to enable the Funding Agent to comply with the terms of this Agreement; provided, however, that in the event of any conflict between the provisions of this Agreement and any supplementary escrow instructions, the terms of this Agreement shall control.

5.2    Conditions to the Parties’ Obligations to Close. The obligations of Seller, on the one hand, and Buyer, on the other hand, to consummate the transaction contemplated hereunder are contingent upon the following conditions:

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(a)    The other party’s representations and warranties contained herein shall be true and correct in all material respects as of the date of this Agreement and the Closing Date, subject to any Seller modifications hereafter made to a Property Representation (as defined and provided for in Section 7.1) in accordance with Section 7.1;

(b)    As of the Closing Date, the other party shall have complied with, fulfilled and performed its obligations and each of the terms, conditions and covenants hereunder in all material respects and all deliveries to be made at Closing have been tendered in accordance with this Agreement;

(c)    There shall exist no actions, suits, arbitrations, claims, attachments, proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings, pending or threatened against the other party that would reasonably be expected to materially and adversely affect the other party’s ability to perform its obligations under this Agreement as of the Closing Date;

(d)    There shall exist no pending or threatened action, suit or proceeding with respect to the other party before or by any court or administrative agency which seeks to restrain or prohibit, or to obtain damages or a discovery order with respect to, this Agreement or the consummation of the transaction contemplated hereby as of the Closing Date;

(e)    Intentionally Omitted;

(f)    In addition, the obligations of Buyer to consummate the transaction contemplated hereunder are contingent upon Title Company being irrevocably committed to issue the Title Policy with an insured amount in the amount of the Allocated Purchase Price with respect to each Property in accordance with Section 3.3;

(g)    (x) Buyer and Seller will execute, and Seller shall deliver, an assignment and assumption agreement in writing reasonably acceptable to Buyer and Seller with respect to the Baltimore Ground Lease for the Point Street Property (“1405 Point Street Ground Lease Assumption”) to Baltimore Ground Lessor in accordance with the provisions of the Baltimore Ground Lease and (y) the obligations of Buyer to consummate the transaction contemplated hereunder are contingent upon Buyer having received an estoppel certificate executed by the Baltimore Ground Lessor (“Baltimore Ground Lease Estoppel”) certifying the statements described on Schedule 5.2(g), provided, however, that the failure to obtain certifications in the Baltimore Ground Lease Estoppel that are not specifically included in Section 21.1 of the Baltimore Ground Lease or the Form of Recognition and Estoppel Agreement in Exhibit C of the Baltimore Ground Lease (including the certifications in Section 2.a.ii of Schedule 5.2(g) with respect to the Baltimore Ground Lease Estoppel) shall not be a failure of any closing condition with respect to the Baltimore Ground Lease Estoppel; provided, further, that Buyer shall have the right to object to any Baltimore Ground Lease Estoppel that (1) discloses any material default or event that to Baltimore Ground Lessor’s actual knowledge, with notice or the passage of time, or both, would constitute a material default under the Baltimore Ground Lease, (2) discloses any material modification, amendment, or supplement to the Baltimore Ground Lease not previously disclosed to Buyer, (3) is inconsistent in any material and adverse respect with the terms of the Baltimore Ground Lease as provided to Buyer, or (4) discloses any material adverse claim by Baltimore Ground Lessor against the ground tenant. Seller shall request an acknowledgment to such assignment from Baltimore Ground Lessor following delivery thereof by Seller, if required pursuant to the terms of the Baltimore Ground Lease (the “Baltimore

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Acknowledgment”), provided, however, that Buyer acknowledges that (a) Buyer is not a Prohibited Person (as such term is defined in the Baltimore Ground Lease) and (b) Baltimore Ground Lessor’s consent or acknowledgement to the assignment of the Baltimore Ground Lease is not required pursuant to the terms of the Baltimore Ground Lease. Additionally, Buyer acknowledges that the Baltimore Ground Lease contains customary and market protections for leasehold mortgagees providing financing to Buyer. Seller shall deliver to Buyer at Closing, if requested by Buyer’s leasehold mortgage lender, a Recognition and Estoppel Agreement in the form set forth in the Baltimore Ground Lease to any lender providing leasehold mortgage financing to Buyer in connection with the acquisition of the Point Street Property;

(h)    (x) Buyer and Seller will execute, and Seller shall deliver, an assignment and assumption in writing reasonably acceptable to Buyer and Seller with respect to the Chandler Residence Ground Lease for the Chandler Residence Property (the “Chandler Residence Ground Lease Assumption”, and, together with the 1405 Point Street Ground Lease Assumption, the “Ground Lease Assumptions”) in accordance with the provisions of the Chandler Residence Ground Lease and (y) the obligations of Buyer to consummate the transaction contemplated hereunder are contingent upon Buyer having received (a) an estoppel certificate executed by the Chandler Residence Ground Lessor, in the form and content required under the Chandler Residence Ground Lease certifying the statements described on Schedule 5.2(g) (“Chandler Residence Ground Lease Estoppel”, and, together with the Baltimore Ground Lease Estoppel, collectively, the “Ground Lease Estoppels”) (it being understood by Buyer that the Chandler Residence Ground Lessor shall not be required to make any certifications not specifically enumerated in the Chandler Residence Ground Lease including certification h. on Schedule 5.2(g) hereof), provided, however, that Buyer shall have the right to object to any Chandler Residence Ground Lease Estoppel that (1) discloses any material default or event that with notice or the passage of time, or both, would constitute a material default under the Chandler Residence Ground Lease, (2) discloses any material modification, amendment, or supplement to the Chandler Residence Ground Lease not previously disclosed to Buyer, (3) is inconsistent in any material respect with the terms of the Chandler Residence Ground Lease as provided to Buyer, or (4) discloses any material adverse claim by Chandler Residence Ground Lessor against the ground tenant and (b) a consent or acknowledgement to such assignment from Chandler Residence Ground Lessor, if required pursuant to the terms of the Chandler Residence Ground Lease (the “Chandler Acknowledgment”, and, together with the Baltimore Acknowledgement, collectively, the “Ground Lease Acknowledgements”). Additionally, if requested by Buyer’s lender, Seller shall use commercially reasonable efforts to deliver to Buyer at Closing a subordination, recognition, non-disturbance, and attornment agreement executed by Chandler Residence Ground Lessor following delivery thereof by Seller in form and substance reasonably acceptable to Buyer and any lender providing financing to Buyer in connection with the acquisition of the Chandler Residence Property.
(i)    As a condition to Buyer’s obligation to consummate the Closing, Buyer shall have received the Condominium Estoppels set forth on Schedule 4.7(a) as a closing condition or a Seller Condominium Estoppel to the extent permitted under Section 4.7;

(j)    As a condition to Buyer’s obligation to consummate the Closing, the following ROFO Condition shall have been satisfied: either (A) Seller shall have obtained an unconditional waiver from Harbor Point Parcel 4 Holdings, LLC (“Responding Party”) of its election to purchase the ROFO Properties pursuant to that certain Side Letter (“ROFO Agreement”) dated June 10, 2025 by Harbor Point Parcel 4 Development, LLC (“Harbor Point Seller”), which waiver shall confirm that Responding Party has either (i) not delivered a Purchase Election and Election Deposit (as each term is defined in the ROFO Agreement) within the applicable fifteen (15) business day Response Period set forth in the ROFO

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Agreement, or (ii) affirmatively waived its right to deliver a Purchase Election with respect to the applicable Harbor Point Properties in connection with the transaction contemplated hereby (the “ROFO Waiver”), or (B) Seller shall have delivered to Buyer and the Title Company (i) a copy of the notice required under the ROFO Agreement and (ii) those certain certifications in the Title Affidavit for the ROFO Properties that were agreed to by the Title Company prior to the Effective Date, and upon receipt of such documents the Title Company shall issue a Title Policy which provides affirmative insurance over the existence of the Right of First Offer set forth in the ROFO Agreement, (including the issuance of a ROFO endorsement to the Title Policy if available) (the “ROFO Title Insurance Alternative”). For the avoidance of doubt, satisfaction of either clause (A) or clause (B) above shall be deemed satisfaction of this closing condition (the “ROFO Condition”). “ROFO Properties” as used herein means (i) that certain commercial condominium unit known as the Residential South Unit established pursuant to the Declaration of Condominium for Allied Harbor Point Parcel 4 Residential Condominium Unit (“Harbor Point ROFO Property”), (ii) the leasehold interest in the Point Street Property (“Portfolio ROFO Property”) and (iii) by the Responding Party’s election, the Dock Street Property. Seller hereby represents that (i) since the Dock Street Property only comprises of the Residential Unit (as such term is defined in the Operating Agreement (as such term is defined in the ROFO Agreement)) and not the entire Project (as such term is defined in the Operating Agreement), the Project ROFR Right set forth in the Operating Agreement has not been triggered by Buyer’s offer to purchase the Properties pursuant to this Agreement and (ii) any future reallocation as to the Allocated Purchase Price with respect to the Dock Street Property does not affect compliance with the 97% threshold set forth in the ROFO Agreement.

(k)    Intentionally Omitted.

(l)    As a condition to Buyer’s obligation to consummate the Closing, Buyer’s replacement guarantor under the Chandler Residence Bond Financing Documents (as defined herein) shall have been approved by all applicable parties to such Chandler Residence Bond Financing Documents, including, without limitation, the Issuer (as defined therein) and the Development Authority of Fulton County (the “Chandler Replacement Guarantor Approval”). Seller shall cooperate in good faith with Buyer in connection with obtaining the Chandler Replacement Guarantor Approval. If the Chandler Replacement Guarantor Approval has not been obtained on or prior to the Deferred Chandler Closing Date, Buyer may, in its sole discretion, elect to extend the Deferred Chandler Closing Date for an additional period time to obtain such approval.

(m)    As a condition to Buyer’s obligation to consummate the Closing, Seller shall have obtained, prior to or at Closing, all consents, approvals, waivers, estoppels, or acknowledgments required under the Tax Abatement Documents and Bond Documents in connection with the transfer of the Property or the assignment or assumption of Seller’s rights and obligations under such Tax Abatement Documents and Bond Documents to Buyer (but excluding with respect to the Chronicle Mill Grants which shall be addressed in accordance with Schedule 5.2(o) hereof) (collectively, the “Tax Abatement Consents”) required to be delivered by Seller pursuant to Schedule 5.2(m). Seller shall promptly, and in any event no later than ten (10) business days after the Effective Date, submit all applications, notices, and requests for the Tax Abatement Consents to the applicable governmental authorities, bond trustees, and other parties. Seller shall use commercially reasonable efforts to obtain the Tax Abatement Consents and shall keep Buyer reasonably informed of the status of such efforts. Seller shall provide Buyer with copies of all notices of default and any other material correspondence, applications, and other communications with respect to the Tax Abatement Consents promptly upon receipt or delivery. Seller shall pay all fees and costs required in connection with obtaining the Tax Abatement Consents.

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Additionally, no later than ten (10) business days after the Effective Date, Seller shall request the estoppels from the applicable parties to the Tax Abatement Documents and Bond Documents in forms reasonably approved by Buyer (the “Tax Abatement Estoppels”). Each Tax Abatement Estoppel shall, at a minimum, include certifications or confirmations of the following (or such other certifications reasonably agreed to by Buyer and Seller): (i) the applicable Tax Abatement Document or Bond Document is in full force and effect and has not been modified, amended, or supplemented, except as set forth therein (or if modified, amended, or supplemented, setting forth such modifications, amendments, or supplements); (ii) Seller is not in default after the expiration of all notice and cure periods under the applicable Tax Abatement Document or Bond Document, and no event has occurred that, to the party’s actual knowledge, with the giving of notice or passage of time or both, would constitute a default thereunder; (iii) to such party’s knowledge, no other party to the applicable Tax Abatement Document or Bond Document is in default thereunder; (iv) the tax abatement, tax exemption, payment in lieu of taxes arrangement, or bond financing, as applicable, remains in effect and no notice of termination, revocation, or modification has been issued or is pending; (v) all payments, filings, reports, certifications, and other submissions required under the applicable Tax Abatement Document or Bond Document have been timely made and are current; (vi) the Property remains in compliance in all material respects with all conditions and requirements for the continuation of the tax abatement or bond financing benefits; and (vii) consent to the transfer of the Property and the assignment or assumption of the applicable Tax Abatement Document or Bond Document to Buyer (to the extent such consent is required and has not been separately obtained). Seller shall use commercially reasonable efforts to follow up with such parties to obtain the Tax Abatement Estoppels. If any Tax Abatement Estoppel discloses any default, violation, or non-compliance under any Tax Abatement Document or Bond Document, or any pending or threatened termination, revocation, or modification of any tax abatement or bond financing, Seller shall cure such default, violation, or non-compliance prior to Closing at Seller’s sole cost and expense. If Seller fails to deliver all Tax Abatement Consents and Tax Abatement Estoppels in form and substance reasonably acceptable to Buyer on or prior to the Closing Date, such failure shall constitute a Property Condition Failure with respect to such Property, and Buyer’s rights and remedies with respect to such Property Condition Failure shall be governed by Section 10.21. Notwithstanding anything to the contrary in this subsection (m) or any other provision in this Agreement, Buyer acknowledges that the Tax Abatement Consent with respect to the Chandler Residence Property shall take the form of an amendment to the Chandler Tax MOA, and no Tax Abatement Estoppel with respect to the Chandler Residence Property shall be pursued by Seller or required in connection with, or as a condition to, the Closing of the Chandler Residence Property.

(n)    As a condition to Buyer’s obligation to consummate the Closing with respect to the Greenside Property, all of the following conditions shall have been satisfied (collectively, the “Greenside Closing Conditions”):

(i)    Seller shall have completed the Greenside Repairs and all work on the façade project at the Greenside Property, including (A) delivery to Buyer of a certification from a licensed professional engineer confirming that the facade repairs have been completed in accordance with all applicable codes and laws, (B) evidence of payment in full of all contractors, subcontractors, and suppliers in connection with such work, (C) delivery of final, unconditional lien waivers from all contractors, subcontractors, suppliers, and materialmen that performed work or supplied materials in connection with the facade project, and (D) cancellation or release of any mechanics’ liens or similar encumbrances filed in connection therewith;

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(ii) Seller shall have fully restored all interior common areas at the Greenside Property, including (A) complete replacement of all carpeting in hallways and common areas and (B) repainting of all hallways and common areas. If any other areas of the Greenside Property have been damaged during the construction project, Seller shall have restored such areas to at least the condition they were in immediately prior to the commencement of construction;

(iii) All vacant residential units at the Greenside Property shall have been brought to Rent Ready Condition; and

(iv) All outstanding violations, citations, notices of violation, or similar notices from any governmental authority affecting the Greenside Property shall have been cleared, cured, or resolved and Buyer shall have received evidence thereof from the applicable governmental authority.;

(o)    As a condition to Buyer’s obligation to consummate the Closing, the conditions set forth on Schedule 5.2(o) shall have been satisfied.

If any of the conditions contained in Sections 5.2 (including, without limitation, on Schedule 5.2(o)) to such party’s obligation to proceed with the Closing hereunder has not been satisfied as of the Closing Date, each party’s rights shall be governed by Section 10.21. If a party elects to terminate this Agreement as a result of a non-satisfaction of a condition contained in Section 5.2 as aforesaid, this Agreement shall terminate in accordance with Section 10.21. If such party elects to close, notwithstanding the nonsatisfaction of such condition, there shall be no liability on the part of the other party for breaches of representations and warranties of which the party electing to close had knowledge as of the Closing.

5.3    Seller’s Deliveries in Escrow. On or before the Closing Date, Seller shall deliver in escrow to the Funding Agent or Buyer, as applicable, the following:

(a)    Deed. (1) With respect to all Properties other than the Ground Lease Properties or Properties subject to Condominiums, a special warranty deed (collectively, the “Deed”) in the state-specific forms attached hereto as Exhibit C-1 through Exhibit C-3, executed and acknowledged by Seller, conveying to Buyer Seller’s fee title interest to such Properties, in each case subject only to the Permitted Exceptions;

(b)    Ground Leases. With respect to the Ground Lease Properties, the Ground Lease Assumption Agreements containing an assignment and assumption of Seller’s interest in the Ground Leases, executed and acknowledged by Seller, conveying to Buyer Seller’s leasehold interest to the Ground Lease Properties;

(c)    Assignment of Leases and Contracts and Bill of Sale. Assignments of Leases and Contracts and Bills of Sale in the form of Exhibit D attached hereto (the “Assignment”), executed by Seller;

(d)    FIRPTA. A Foreign Investment in Real Property Tax Act affidavit providing that the Seller is not a “foreign person” within the meaning of Section 1445 of the Internal Revenue Code of 1986 as amended (the “Code”), and the regulations promulgated thereunder, executed by Seller;

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(e)    Notice to Tenants. (i) With respect to any Property subject to a management agreement that Buyer does not elect to assume in accordance with the terms hereof, a notice regarding the sale in substantially the form of Exhibit E attached hereto for delivery by Buyer to each tenant immediately after the Closing and (ii) with respect to any Property subject to a management agreements or leasing agreements currently in effect with respect to the Properties that Buyer elects to assume in accordance with the terms hereof, a notice to Tenants prepared by Buyer and signed by Seller in form and substance reasonably acceptable to Buyer for delivery by Buyer to each tenant immediately after the Closing; and

(f)    Owner’s Affidavit. An owner’s affidavit in the form agreed upon by Seller and Title Company sufficient for the Title Company to issue the Title Policy, executed by Seller.

(g)    Seller’s Certificate. A certificate certifying that the representations and warranties of Seller contained herein are true and correct in all material respects as of the Closing Date, in each case, subject to any Seller modifications hereafter made to a Property Representation (as defined and provided for in Section 7.1) in accordance with Section 7.1, in the form attached hereto as Exhibit G;

(h)    Additional Documents. Any additional customary documents that Funding Agent or the Title Company may reasonably require for the proper consummation of the transaction contemplated by this Agreement, as applicable, including, without limitation, resolutions, certificates of good standing, proof of the authority and authorization of Seller to enter into this Agreement and the transactions contemplated hereby and such other organizational documents and such disclosures and reports as are required by applicable state and local law in connection with the conveyance of real property.

(i)     Condominium Estoppel. Seller shall have delivered to Buyer the Condominium Estoppels required to be delivered at Closing pursuant to Schedule 4.7(a) or the Seller Condominium Estoppel, subject to, in accordance with and pursuant to the provisions of this Agreement.

(j)    Condominium Board Resignation Letter. If applicable, a letter of resignation executed by the member of the Condominium Board designated by Seller on behalf of the condominium units with respect to any Properties subject to Condominiums.

(k)    Ground Lease Estoppels and Ground Lease Acknowledgements. Seller shall have delivered to Buyer the Ground Lease Estoppels and if required pursuant to the Ground Lease, Ground Lease Acknowledgements, subject to, in accordance with and pursuant to the provisions of this Agreement.

    (l)    Transfer Tax Forms. Such notices, transfer disclosures and transfer tax forms, affidavits or other similar documents that are required by applicable laws to be executed by Seller or otherwise reasonably necessary in order to consummate the transactions contemplated under this Agreement.

    (m)    Management and Leasing Agreements. (i) With respect to any management agreements or leasing agreements currently in effect with respect to the Properties that Buyer does not elect to assume in accordance with the terms hereof, evidence of termination by Seller (at Seller’s sole cost and expense) or the applicable property manager or leasing agent of such management agreements and any leasing agreements and/or (ii) with respect to any management agreements or leasing agreements currently in effect with respect to the Properties that Buyer elects to assume in accordance with the terms hereof and

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which have not been terminated by the applicable property manager or leasing agent on or prior to the Closing Date (without any act, omission, inducement or consent by Seller that caused or contributed to such termination (including failure by Seller to perform its obligations thereunder)), an assignment and assumption agreement in form and substance reasonably acceptable to Buyer.

    (n)    Licenses. To the extent they are in Seller’s or its property manager’s possession (i) unless posted at the Property or to the Data Room, all licenses and permits, authorizations and approvals pertaining to such Property and (ii) all guarantees and warranties in effect and which Seller has received in connection with any work or services performed or equipment installed in and improvements erected on the Property (which may be left at the Property).

    (o)    W-9. IRS Form W-9 executed by each Seller which is regarded for tax purposes, if any, provided to each of Buyer and the Funding Agent.

    (p)    Notices to Vendors. A notice to each of the vendors under the Assumed Contracts of the transfer of title and assumption by Buyer of Seller’s obligations under such Assumed Contracts in a form to be mutually agreed upon between Buyer and the applicable Seller (which shall be prepared by Seller and delivered by Buyer to each such vendor after Closing).

    (q)    Lien Waivers. Seller shall deliver to the Funding Agent (i) (A) Unconditional lien waivers and contractual subordination of lien claims with respect to any unfinished repairs at the Greenside Property from all contractors, subcontractors and materialmen to the extent reasonably required by the Funding Agent and (B) as required by the Funding Agent and in the form agreed upon by Funding Agent and Seller, that certain (1) owner/contractor affidavit, indemnity and lien subordination agreement, (2) owner affidavit and indemnity agreement, (3) waiver and release of liens, and (4) subordination of liens, and (ii) interim lien waivers with respect to any lien claims of engineers or architects (including with respect to the preparation of the Chandler Residence Condominium plats and plans) with respect to the Chandler Residence Property.

    (r)    Security Deposits. Assignments of Seller’s rights to any security deposit that is held in the form of a letter of credit. All unapplied security deposits in the form of letters of credit which are in the possession or control of Seller on the Closing Date shall be turned over to Buyer at the Closing, together with any executed transfer or assignment documents thereto (to the extent such letters of credit are transferable or assignable) that may be reasonably required by the issuers of such letters of credit to effectuate such transfer or assignment, and Seller shall reasonably cooperate with Buyer after the Closing (but at no cost or liability to Seller beyond routine administrative costs and other costs expressly provided herein) to cause a transfer of such letters of credit to Buyer as beneficiary thereunder. Buyer agrees to pay all transfer fees in connection with the letters of credit or to the extent that Buyer has the right to seek reimbursement from any Tenants to the extent provided in the applicable Lease or letter of credit, Buyer may seek such reimbursement from the applicable Tenant.

(k)    ROFO. Seller shall have delivered to Buyer a copy of the ROFO Waiver or the ROFO Title Insurance Alternative, subject to, in accordance with and pursuant to the provisions of this Agreement.

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(l)    Termination of Affiliate Lease. Seller shall have delivered to Buyer evidence of termination of that certain Lease between Chronicle Holdings, LLC and Chronicle Holdings MC, LLC, dated January 1, 2024 (the “Affiliate Lease”).

(m)    Edison and Cosmopolitan Regulatory Agreements. Seller shall have caused the repayment of the following loans on the Closing Date, which shall result in the satisfaction in full of such loans after the Closing Date in accordance with the terms of such loans and applicable laws: (i) the loan encumbering the Edison Property made by VHDA in connection with that certain Regulatory Agreement between 700 Center Residential, LLC and the Virginia Housing Development Authority, dated June 25, 2013 (recorded as Instrument No. 130014056) (as amended, the “Edison Regulatory Agreement”), and all other documents associated in connection therewith including, without limitation any subordination agreements and financing statements and that certain Deed of Trust Note, dated June 25, 2013, and that certain Amendment to Deed of Trust and Regulatory Agreement, dated October 1, 2020 (recorded as Instrument No. 200023260), and (ii) the FHA-insured loan encumbering the Cosmopolitan Property made by M&T Realty Capital Corporation in connection with that certain Regulatory Agreement between Town Center Block 10 Apartments, L.P. and the HUD, dated June 27, 2011 (recorded as Instrument No. 20110627000641200) (as amended, the “Cosmopolitan Regulatory Agreement”), and all other documents associated in connection therewith including, without limitation, any subordination agreements and financing statements, that certain Deed of Trust Note, dated as of June 28, 2011, and that certain Deed of Trust, dated June 27, 2011 (recorded as Instrument No. 20110627000641190), as modified by that certain Modification Agreement, dated September 1, 2017 (recorded as Instrument No. 20170901000751650).

    (p)    Notices to Associations. A notice of transfer of ownership addressed to the owner’s association with respect to each Condominium under the Condominium Documents, in form and substance reasonably acceptable to Buyer and Seller, notifying the association of the conveyance of the unit(s) to Buyer as of the Closing Date.

    (q)    Chandler Residence Condominium. Such documents as may be available pursuant to applicable law to evidence the legal formation of the Chandler Residence Condominium, including, without limitation, recorded copies of the declaration and a copy of the by-laws (or organizational resolution adopting the bylaws).

(r)    Chandler Residence Tax Abatement Documents and Bond Documents. Such documents effectuating the assignment by Seller and assumption by Buyer of all of Seller’s right, title and interest under the Tax Abatement Documents and the Bond Documents (other than the Chandler Residence Ground Lease, the assignment and assumption of which is separately addressed above) with respect to the Chandler Residence Property, in commercially reasonable form approved if required, by the Development Authority of Fulton County, the Fulton County Board of Assessors and the trustee of the bonds issued pursuant to such Bond Documents (collectively, including any other agreements, certificates or instruments reasonably required by such third parties in connection with the Closing, the “Other Chandler Assumptions”).

(s)    Rent Rolls. An updated Rent Roll from each Seller effective as of a date no more than three (3) business days prior to the Closing Date in substantially the same form as the Rent Rolls delivered to Buyer on the Effective Date.

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(t)    State-Specific Documents. Any documents as may be required to be executed by Seller under the laws of each state wherein each individual Property is located in connection with this transaction, as set forth on Schedule 5.3, and in a form acceptable to Title Company.

(u)    Assumption Property. With respect to the Closing of the Assumption Property only, the extent not previously provided to the Lender, all deliverables of Seller reasonably required by Existing Loan Documents or otherwise reasonably required by Lender and reasonably acceptable to Seller to cause the Loan Assumption and Release to occur (provided any such deliverables do not impose any liabilities or obligations upon such Seller except as otherwise set forth herein).

(v)    Tax Abatement Consents and Tax Abatement Estoppels. Seller shall have delivered to Buyer the Tax Abatement Consents and Tax Abatement Estoppels as required to be delivered at Closing pursuant to Schedule 5.2(m) and Schedule 5.2(o), subject to, in accordance with and pursuant to the provisions of this Agreement.

(w)    Intentionally Omitted.

(x)    Intentionally Omitted.

(y)    Intentionally Omitted..

(z)    Intentionally Omitted.

(aa)    Chronicle Mill Grant Consents. Seller shall have delivered to Buyer the Chronicle Mill Grant Consents or the Chronicle Mill Grant Credit, as applicable.

(bb)    Intentionally Omitted.

(cc)    Harbor Point Environmental. Seller shall have delivered to Buyer the Harbor Point Environmental Notices.

(dd)    Harbor Point Declaration of Covenants. Seller shall have paid any Profit Share Obligation and delivered to Buyer the Profit Share Release or the Seller Profit Share indemnity, as applicable.

(ee)    Town Center Master CCR. Seller shall have delivered to Buyer the Town Center Estoppel.

(ff)    Intentionally Omitted.

(aa)    Premier Assignment of Declarant’s Rights. Seller shall have delivered to Buyer the Declarant Rights Assignment.

(bb)    Intentionally Omitted.

(cc)    Liberty Parking Notice. Seller shall have delivered to Buyer the Parking License Assignment Notice.

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(dd)    Premier Lease. Seller shall have delivered to Buyer an executed version of that certain Deed of Office Lease in the form attached hereto as Exhibit I.

5.4    Buyer’s Deliveries in Escrow. On or before the Closing Date, Buyer shall deliver in escrow to the Funding Agent the following:

(a)    Purchase Price. The Purchase Price, less the Earnest Money Deposit that is applied to the Purchase Price, plus or minus applicable prorations, deposited by Buyer with the Funding Agent in immediate, same-day federal funds into the Funding Agent’s escrow account;

(b)    Assignment of Ground Leases.    The Ground Lease Assumption Agreements, executed by Buyer;

(c)    Assignment of Leases and Contracts and Bill of Sale. The Assignments, executed by Buyer;

(d)    Buyer’s Certificate. A certificate certifying that the representations and warranties of Buyer contained herein are true and correct in all material respects as of the Closing Date, in the form attached hereto as Exhibit H; and

(e)    Additional Documents. Any additional customary documents that Funding Agent or the Title Company may reasonably require for the proper consummation of the transaction contemplated by this Agreement shall be provided to Funding Agent or Title Company, as applicable, including, without limitation, resolutions, certificates of good standing, proof of the authority and authorization of Seller to enter into this Agreement and the transactions contemplated hereby and such other organizational documents and such disclosures and reports as are required by applicable state and local law in connection with the conveyance of real property.

(f)    Condominium Board Appointment Letter. If applicable, a letter appointing Buyer’s representative(s) as a member of the Condominium Board designated by Buyer on behalf of the condominium units and any other customary affidavit, document or instrument or fee reasonably required by the Condominium Board (including without limitation, pursuant to the Condominium Documents) in connection with the transactions contemplated by this Agreement with respect to any Properties subject to Condominiums.

(g)    Transfer Tax Forms. Such notices, transfer disclosures and transfer tax forms, affidavits or other similar documents that are required by applicable laws to be executed by Buyer or otherwise reasonably necessary in order to consummate the transactions contemplated under this Agreement.

(h)    Other Chandler Assumptions. The Other Chandler Assumptions, executed by Buyer, to the extent required.

(i)    State-Specific Documents. Any documents as may be required to be executed by Seller under the laws of each state wherein each individual Property is located in connection with this transaction, as set forth on Schedule 5.3, and in a form acceptable to Title Company.

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5.5    Closing Statements/Escrow Fees. At the Closing, Seller and Buyer shall deposit with the Funding Agent executed a “master” closing statement and Property-specific closing statements consistent with this Agreement and in the form required by the Funding Agent and approved by Buyer and Seller.

5.6    Possession. Seller shall deliver possession of the Property to Buyer at the Closing.

5.7    Post-Closing Deliveries. Immediately after the Closing, Seller shall provide to Buyer: copies or originals of all Leases; copies or originals of all Service Contracts assumed by Buyer, receipts for tenant security deposits, and unpaid bills; all keys, if any, used in the operation of the Property; the books and records, tenant files and plans and specifications with respect to the Property (in each case, which delivery thereof may occur outside of escrow at the Property); and if originals are not available, copies, of all of the Assumed Contracts, to the extent not previously delivered to Buyer.

5.8    Closing Costs. At Closing, Seller shall pay (i) the transfer taxes or other recording charges payable by Seller in the jurisdiction of each individual Property in connection with this transaction as set forth on Schedule 5.8, (ii) fifty percent (50%) of the escrow fees and (iii) the costs of recording instruments to cure Mandatory Removal Items (if any). Buyer shall pay (i) the premium for the standard portion of the Title Policy and the premium for the costs of extended coverage and all other costs associated with the Title Policy (including, without limitation, the costs any endorsements requested by Buyer), (ii) fifty percent (50%) of the escrow fees due in connection with this transaction, (iii) (1) costs associated with Buyer’s financing of the Property (if any), and any mortgage assumption charges for the transfer of the Assumption Property or any mortgage taxes if the Loan Assumption and Release for the Assumption Property is not obtained, (iv) costs associated with Buyer’s due diligence of the Property, including, without limitation, the costs of environmental studies, engineering studies and other due diligence items, (v) any transfer taxes or recording charges payable by Buyer in the jurisdiction of each individual Property or any recording fees in excess of the portion that Seller is responsible for under the foregoing sentence, as set forth on Schedule 5.8. Subject to Section 10.10 below, each party shall pay its own attorneys’ fees. Other costs, charges, and expenses shall be borne and paid as provided in this Agreement or in the absence of such provision, in accordance with local custom.

5.9    Close of Escrow. Upon satisfaction or completion of the foregoing conditions and deliveries, the parties shall direct the Funding Agent to immediately record and deliver the documents described above to the appropriate parties and make disbursements according to the closing statements executed by Seller and Buyer.

    ARTICLE 6: PRORATIONS

6.1    Prorations.  With respect to all amounts to be prorated hereunder, the day of Closing shall belong to Buyer and all prorations hereinafter provided to be made as of the Closing shall each be made as of 11:59 p.m. on the day before the Closing Date (the “Proration Time”). In each such proration set forth below, the portion thereof applicable to periods beginning after the Proration Time shall be credited to Buyer or charged to Buyer as applicable and the portion thereof applicable to periods ending as of the Proration Time shall be credited to Seller or charged to Seller as applicable. Each Seller shall prepare a proration schedule (the “Proration Schedule”) of the adjustments described in this Section 6.1 and deliver same to Buyer no later than five (5) business days prior to Closing.

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(a)    Collected Rent. All collected rent (whether fixed monthly rentals, additional rentals, escalation rentals, retroactive rentals, operating cost pass-throughs or other sums and charges payable by tenants under the Leases) and other collected income (and any applicable state or local tax on rent) under Leases in effect on the Closing Date shall be prorated as of the Proration Time. Seller shall be charged with (and provide Buyer with a credit to the Purchase Price for) any rent and other income collected by Seller before Closing but applicable to any period of time after the Proration Time. At Closing, Seller shall be provided a credit for any uncollected rent and other income (including delinquent rent) applicable to the 60 day period of time prior to Closing with respect to tenant’s in occupancy at Closing (“Uncollected Rents”). From and after Closing for a period of six (6) months, Buyer shall use commercially reasonable good faith efforts to collect any Uncollected Rents (provided, Buyer shall not be obligated to engage a collection agency or take any legal or other enforcement action against the applicable tenants, provided, however, Buyer shall not be prohibited from entering into any surrender agreements with tenants during such period). Buyer’s collection of rents shall be applied, first, towards payment of amounts due from the applicable tenants for the month in which Closing occurs, then to current rent due and owing under the Leases and to Buyer’s reasonable third-party costs of such collection and finally to Seller for Uncollected Rents with respect to any month prior to the month in which Closing occurs. In order to identify the Uncollected Rents, no later than three (3) business days before the Closing Date, Seller shall prepare and provide to Funding Agent and Buyer, an updated Delinquent Rent Schedule. After the Closing, each Seller shall continue to have the right, but not the obligation, in its own name, to demand payment of and to collect Uncollected Rents (from the months prior to the month of Closing) owed to such Seller by any tenant, which right shall include, without limitation, the right to continue or commence legal actions or proceedings against any tenant and the delivery of the Assignments shall not constitute a waiver by any Seller of such right; provided however, that the foregoing right of Seller shall be limited to actions seeking monetary damages, and Seller shall not seek to evict any tenants in any action to collect Uncollected Rents. During the first six (6) months following Closing, Buyer agrees to reasonably cooperate with each Seller in connection with all efforts by such Seller to collect such Uncollected Rents and to take all reasonable steps, whether before or after the Closing Date, as may be necessary to carry out the intention of the foregoing; provided, however, that Buyer’s obligation to cooperate with a Seller pursuant to this sentence shall not obligate Buyer to terminate any Lease or to evict any existing tenant from a Property.

(b)    Taxes and Assessments. Real estate taxes and assessments or similar taxes (including business and occupancy taxes and sales taxes) imposed by any governmental authority that are not yet due and payable, or any installment of assessments payable in installments which installment is payable in the calendar year of Closing, shall be prorated as of the Proration Time based upon actual days involved and the most recent ascertainable assessed values and tax rates (assuming payment at the earliest time to allow for the maximum possible discount) (provided, to the extent the assessed value and/or tax rates for the year of the Closing have not been determined as of the Proration Time, the amounts prorated at Closing shall be made using figures from the preceding year (assuming payment at the earliest time to allow for the maximum possible discount) pursuant to this Section 6.1(b) shall be adjusted in accordance with Section 6.1(g) once such assessed values and/or tax rates for the year of the Closing become available). Seller shall receive a credit for any taxes and assessments paid by Seller and applicable to any period after the Proration Time. Notwithstanding anything seemingly to the contrary contained herein, Buyer shall be solely responsible for and shall assume any and all ad valorem taxes relating to a change in usage or ownership of the Property occurring from and after the Closing, whether by reason of this conveyance or otherwise. Seller shall be solely responsible for, and shall pay, any delinquent, supplemental or other taxes attributable to the period prior to the Closing. In the event Seller is protesting any taxes for the year

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in which the Closing occurs (“Tax Protest”), then all such taxes shall be paid by Seller as of the Proration Time, without waiver of such Tax Protest, and upon such Closing, Seller shall assign all rights in and to such Tax Protests to Buyer; provided, however, that any refunds or savings resulting from any such Tax Protest and attributable to any period prior to the Proration Time shall be promptly (and in any event within 15 days after receipt by Buyer) paid by Buyer to Seller. All reasonable, out-of-pocket attorneys’ fees and other reasonable, out-of-pocket expenses incurred in obtaining such refunds or savings shall be apportioned between Sellers and Buyer in proportion to the gross amount of such refunds or savings payable to Sellers and Buyer, respectively.

(c)    Assumed Contracts and Utilities; Upfront Payments. Seller shall arrange for a billing under all those Assumed Contracts for which fees are based on usage and with utility companies for a billing for utilities (including, without limitation, water, sewer, gas and electric), to include all utilities or service used up to the Proration Time. Any utilities not read or billed as of the Proration Time will be prorated based on the parties’ good faith estimates based on the most recent bills then available at the Closing and readjusted once the final amounts are known. With respect to any amounts payable under Assumed Contracts or with respect to such utilities which Seller has not paid as of the Proration Time, Buyer shall be responsible for paying any such amounts as they come due and Buyer shall receive a credit at Closing for any such amounts allocable to the period prior to Closing, as prorated on a per diem basis. In addition, periodic revenues, if any, arising out of the Assumed Contracts shall be adjusted and prorated between Buyer and Seller as of the Proration Time. Notwithstanding any provision of this Agreement to the contrary, all incentive, initial, upfront or similar payments received under such Service Contracts and earned prior to the Proration Time (such as, by way of example only, contracts with cable providers and laundry service providers) or other contracts shall be retained by Seller and will not be subject to proration under this Agreement, provided Seller remains responsible for any clawback or repayment obligation attributable to any such payments, and Buyer shall be entitled to the benefit of all services and payments attributable to periods from and after the Proration Time.

(d)    Ground Rent. Ground rent and all other payments and charges due under the Ground Leases (excluding any penalties, interest late charges or default-related amounts attributable to periods prior to Closing) that are accrued with respect to the year in which the Closing occurs shall be adjusted and prorated between Buyer and Seller as of the Proration Time. However, ground rent and other payments and charges due under the Chandler Residence Ground Lease shall not be adjusted and prorated because such rent and other payments and charges are offset by the payments due Seller under the bonds issued under the Bond Documents associated with the Chandler Residence Property.

(e)    Associations; Condominium Charges. If applicable, all (i) owner’s association fees or similar fees and assessments and (ii) all common charges, maintenance charges, assessments and any other monetary obligations of the condominium units payable with respect to each Condominium under the Condominium Documents (excluding any penalties, interest late charges or default-related amounts attributable to periods prior to Closing) (collectively, “Common Charges”) due and payable with respect to the Property with respect to the year in which the Closing occurs shall be adjusted and prorated between Buyer and Seller as of the Proration Time.

(f)    Leasing Commissions. All outstanding leasing commissions and locator’s and finder’s fees due to leasing or other agents (“Leasing Commissions”) shall be paid in full by Seller for each Lease entered into prior to the Closing Date and by Buyer for each Lease entered into on or after the Closing Date, provided that Buyer shall have no responsibility for any leasing commissions pursuant to Seller’s

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property management agreements. Notwithstanding the forgoing, Buyer shall be solely responsible for (i) all outstanding Leasing Commissions identified on Schedule 6.1(f) attached hereto with respect to those certain Commercial Leases set forth thereon and (ii) all new Commercial Leases entered into from the Effective Date to the Closing Date with Buyer’s approval in accordance with the terms of this Agreement (the “New Commercial Leases”). All outstanding tenant improvement payments and costs, if any, for each Commercial Lease that remains in effect after Closing and entered into for Property prior to the applicable Closing Date shall be the responsibility of Seller for amounts accrued or incurred prior to Closing and after Closing, except that Buyer shall be responsible for outstanding tenant improvement payments and costs accruing after Closing only with respect to (i) those Commercial Leases set forth on Schedule 6.1(f) attached hereto and (ii) the New Commercial Leases.

(g)    Insurance. No proration shall be made in relation to insurance premiums and insurance policies will not be assigned to Buyer. Seller shall cause its policies of insurance for each Property to be terminated effective immediately after the Closing Date.

(h)    Final Adjustment After Closing. If final prorations cannot be made at Closing for any item being prorated under this Section 6.1 or if any of the aforesaid prorations were calculated inaccurately, then Buyer and Seller agree to make appropriate adjustments with respect to such prorations as soon as reasonably possible after the Closing Date (but in no event later than the date which is six (6) months after the Closing Date except (a) with respect to real estate taxes, which shall be no later than the date which is 12 months after the Closing Date and (b) for the Greenside Property, which shall be 6 months after the Closing of the sale of the Greenside Property except with respect real estate taxes for the Greenside Property to Buyer, which shall be no later than 12 months after the Closing of the sale of the Greenside Property to Buyer), to the effect that income and expenses are received and paid by the parties on a cash basis (except to the extent otherwise expressly provided in the Leases or this Agreement) with respect to their period of ownership. Payments in connection with the final adjustment shall be due within thirty (30) days of written notice. Upon request, Buyer shall provide Seller (at no cost or expense to Buyer) with reasonable access to such portion of Buyer’s books and records as is reasonably necessary solely to confirm the accuracy of the final prorations. Seller shall not, however, be charged for any increase in operating costs or real estate taxes due to increased costs or reassessments incurred by Buyer in respect of such subsequent to Closing.

6.2    Tenant Deposits. All tenant security deposits (whether cash or cash equivalent) actually received by Seller (and interest thereon if required by law or contract to be earned thereon) and not theretofore applied to tenant obligations under the Leases in accordance with the terms thereof shall be credited to Buyer at Closing, including, but not limited to, security, damage, pet or other refundable deposits paid by any of the tenants to secure their respective obligations under the Leases (the “Tenant Security Deposit Balance”). Any cash (or cash equivalents) held by a Seller which constitutes the Tenant Security Deposit Balance shall be retained by the applicable Seller in exchange for the foregoing credit against the applicable Allocated Purchase Price and shall not be transferred by such Seller pursuant to this Agreement (or any of the documents delivered at Closing), but the obligation with respect to the Tenant Security Deposit Balance nonetheless shall be assumed by Buyer. Notwithstanding the foregoing or anything to the contrary contained in Section 6.1 or this Section 6.2, any nonrefundable deposits will be retained by Seller and will not be subject to proration under this Agreement.

AFTER THE CLOSING, BUYER WILL INDEMNIFY, DEFEND, AND HOLD SELLER HARMLESS FROM AND AGAINST ALL DEMANDS AND CLAIMS MADE AFTER THE

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CLOSING BY TENANTS ARISING OUT OF THE TRANSFER OR DISPOSITION AFTER THE CLOSING OF ANY SECURITY DEPOSITS TO THE EXTENT ACTUALLY TRANSFERRED TO BUYER AND WILL REIMBURSE SELLER FOR ALL REASONABLE THIRD PARTY ATTORNEYS’ FEES ACTUALLY INCURRED AS A RESULT OF ANY SUCH CLAIMS OR DEMANDS AS WELL AS FOR ALL OUT-OF-POCKET LOSS, EXPENSES, VERDICTS, JUDGMENTS, SETTLEMENTS, INTEREST, COSTS AND OTHER EXPENSES ACTUALLY INCURRED BY SELLER AS A RESULT OF ANY SUCH CLAIMS OR DEMANDS BY TENANTS.

6.3    Utility Deposits; Reimbursable Utilities. Buyer shall be responsible for making any deposits required on or after the Closing with utility companies. Seller shall receive a credit at Closing for any utility deposits transferred or assigned to Buyer. If Seller currently charges tenants on an itemized basis for water, sewer, electric and/or gas usage (“Reimbursable Utilities”) for periods prior to Closing, then, at Closing, the amount of Reimbursable Utilities attributable to the uncollected or trailing collections of up to two (2) calendar months prior to Closing will be reflected as a credit to Seller at Closing calculated on the trailing collections for such monthly periods based on the monthly average for ninety (90) days prior to Closing according to the income or operating statements provided by Seller to Buyer and readjusted once the final amounts are known.

6.5    Sale Commissions. Seller and Buyer represent and warrant each to the other that they have not dealt with any real estate broker, salesperson or finder in connection with this transaction other than Seller’s Advisor. If this transaction is closed, Seller shall pay Seller’s Advisor in accordance with their separate agreement. Seller’s Advisor is an independent contractor and is not authorized to make any agreement or representation on behalf of Seller. EXCEPT AS EXPRESSLY SET FORTH ABOVE, IF ANY CLAIM IS MADE FOR BROKER’S OR FINDER’S FEES OR COMMISSIONS IN CONNECTION WITH THE NEGOTIATION, EXECUTION OR CONSUMMATION OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, EACH PARTY SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS THE OTHER PARTY FROM AND AGAINST ANY SUCH CLAIM BASED UPON ANY STATEMENT, REPRESENTATION OR AGREEMENT OF SUCH PARTY.

6.6    Loan Balance. This Section 6.6 is applicable only to the Assumption Property. If the Loan Assumption and Release is received prior to Closing with respect to the Assumption Property, Buyer shall receive a credit against the Allocated Purchase Price for the Assumption Property in the amount of the outstanding principal balance of the applicable Note for such Assumption Property, together with all accrued but unpaid interest (if any) thereon, as of the Closing Date (the “Loan Balance”). Buyer shall be responsible for the payment of all principal required to be paid under the applicable Note for the Assumption Property from and after the Closing of the Assumption Property, together with all interest accruing under the Note from and after such Closing. Buyer shall also be responsible for all Lender Fees, and all other fees, penalties, interest and other amounts due and owing from and after such Closing under the Existing Loan Documents.

6.7    Chandler Residence Property Fees and Charges. Any fees (including, without limitation, legal fees) or other costs or charges imposed by or due to the Development Authority of Fulton County, the Fulton County Board of Assessors or the trustee of the bonds issued under the Bond Documents related to the Chandler Residence Property, in each case in connection with the Closing of the Chandler Residence Property, shall be paid by Seller. The annual trustee service fee on such bonds payable to said

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trustee shall be prorated between Seller and Buyer based on the number of days in 2026 each has owned the Chandler Residence Property.

6.8    Chandler Residence GA Brownfield Tax Credit Incentives. Buyer and Seller acknowledge that the Chandler Residence Property may be eligible for certain tax credit incentives in connection with the Georgia Brownfield Program (the “GA Brownfield Tax Credits”). Buyer shall be entitled to receive any GA Brownfield Tax Credit funds directly from the Fulton County Tax Commissioner once such funds are disbursed. Buyer and Seller shall reasonably cooperate with each other in connection with the receipt of any such GA Brownfield Tax Credit funds, including executing such documents and instruments as may be reasonably required to facilitate the receipt of such funds.

6.9    Buyer Closing Credit. Seller shall provide Buyer with a credit against the Purchase Price at Closing in the aggregate amount of Four Million and No/100 Dollars ($4,000,000.00) (the “Buyer Closing Credit”). The Buyer Closing Credit shall be applied at each applicable Closing on a pro rata basis in proportion to the Allocated Purchase Price of the Property (or Properties) conveyed at such closing relative to the total Purchase Price, such that the aggregate credits applied across all closings shall equal the full amount of the Buyer Closing Credit.

    The provisions of this Article 6 shall survive indefinitely the Closing, close of escrow and recordation of the Deed, and shall not be deemed merged into any of the Closing documents.

    ARTICLE 7: REPRESENTATIONS AND WARRANTIES

7.1    Seller’s Representations and Warranties. As a material inducement to Buyer to execute this Agreement and consummate this transaction, each Seller represents and warrants to Buyer as of the Effective Date that:

(a)    Organization and Authority. Seller has been duly organized and is validly existing and in good standing in the jurisdiction of its formation, and is qualified to do business in the state in which the Property is located. Seller has the full right and authority and has obtained any and all consents required to enter into this Agreement and to consummate or cause to be consummated the transactions contemplated hereby. This Agreement has been, and all of the documents to be delivered by Seller at the Closing will be, authorized and properly executed and constitutes, or will constitute, as appropriate, the valid and binding obligation of Seller, enforceable in accordance with their terms.

(b)    Conflicts and Pending Action. There is no agreement, contract, or organizational documents which Seller is a party or is otherwise binding on Seller which would conflict with, or result in a breach of, this Agreement, and this Agreement and the performance by Seller of its obligations hereunder do not and will not violate, conflict with or constitute a default under any such agreement or any law, judgment, regulation, order, writ, injunction or decree of any court or governmental or quasi-governmental entity with jurisdiction over Seller or any decision or ruling of any arbitrator to which Seller is a party, or by which Seller is bound. The performance of this Agreement will not result in the imposition or creation of any lien, encumbrance, charge or other security interest upon or with respect to any Property. There are no pending or threatened actions, proceedings, litigation or governmental investigations or condemnation actions either pending or, to such Seller’s knowledge, threatened in writing against such Seller or any Property or any portion thereof, which in each case (x) challenges or impairs or will have a material adverse effect on Seller’s ability to execute or perform its obligations

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under this Agreement or would declare illegal, invalid or non-binding any of such Seller’s obligations or covenants to Buyer, (y) relates to any proposed or actual condemnation of any Property, or (z) could reasonably be expected to have an adverse effect on any Property after the Closing thereof.

(c)    Leases. The rent roll(s) with respect to the Leases (collectively, the “Rent Roll”) provided to Buyer were prepared by or for Seller in the ordinary course of its business in the same manner as Seller has customarily prepared or obtained such reports and has been used and relied upon by Seller in connection with its operation of each Property to such Seller’s is knowledge, true, complete and accurate in all material respects as of the date set forth thereon. Except as set forth on Schedule 7.1(c) hereof, there are no pending eviction proceedings with respect to the Leases affecting any Property. Except for tenants under the Leases (and any guests, invitees or sublessees of any such tenants pursuant to the terms of the appliable Leases), there are no parties, other than the applicable Sellers, in possession of the Property. Seller has made available or provided to Buyer a true, complete and correct copy of each Lease in its possession. Except as otherwise reflected on such Rent Roll, no rent has been paid more than one (1) month in advance by any tenant. The only security deposits (together with any interest which has accrued thereon) held by Seller or any other person on Seller’s behalf for the account of the tenants under the existing Leases as of the date hereof are those listed on the Rent Roll. Except as set forth in the Rent Roll (i) no deposits have been applied against the obligations of tenants under Leases prior to the Closing Date and (ii) no rent has been collected more than one (1) month in advance. Except as set forth on Schedule 7.1(c) attached hereto, all security deposits are in the form of cash and no deposits are held in the form of a letter of credit. There are no forbearance, rent deferral, rent forgiveness, or other similar agreements affecting any of the Leases. The Rent Roll show tenants that are then delinquent for such Property (each, a “Delinquent Rent Schedule”). The Delinquent Rent Schedule is the same as that used and relied upon by Seller in the ordinary course of the operation of the Property. There are no Commercial Leases affecting any of the Properties except as set forth on Schedule 7.1(c). Seller has not received any written notice of any, and to Seller’s knowledge there is, no default by Seller or any counterparty under any Commercial Lease and there exists no condition that would become a default by Seller or any counterparty after the expiration of applicable notice and cure periods under any Commercial Lease. There is no currently effective exclusive or continuing leasing or brokerage agreements as to any of the space in the Properties that will be binding on Buyer or any Property following the Closing of such Property. There are no brokerage commission due for the current terms of any of the Leases which will remain outstanding after Closing. As used in this Section 7.1(c), references to “Rent Roll” shall also mean any update thereto pursuant to the terms hereof.

(d)Service Contracts. To Seller’s knowledge after consultation with its property manager, the Service Contracts set forth on Schedule 7.1(d) are the only Service Contracts affecting the Property and are true, correct, and complete as of the Effective Date. No Service Contracts are part of portfolio agreements. Seller has provided to Buyer true, correct and complete copies of all Service Contracts (other than those that are part of portfolio agreements) listed on Schedule 7.1(d). Neither Seller nor, to Seller’s knowledge, any other party is in material default under any Service Contract that either (i) remains uncured beyond any applicable notice and cure period or (ii) is an Assumed Contract. To Seller’s knowledge, there exists no condition that would become a default by such Seller or any counterparty after the expiration of applicable notice and cure periods under any Assumed Contract.

(e)Compliance with Law and Encumbrances. Except as otherwise provided in Schedule 7.1(e), Seller (and, to Seller’s knowledge, Seller’s property manager) has not received any written notice, addressed specifically to Seller (or Seller’s property manager) and is not in possession of any other

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written notice, in each case, sent by any governmental authority or agency having jurisdiction over the Property, that the Property or its use is in violation of any law, ordinance or regulation, including any building, fire, health, use, occupancy or zoning codes or any other statutes, laws or regulations (other than with respect to violations that have been remedied in full). Seller has not received written notice from any governmental authority having jurisdiction over the Property or any portion thereof alleging that there are hazardous materials on the Property in violation of Environmental Law which remain uncured or any other uncured violations of Environmental Laws. Seller has not received or sent any written notice of a violation of any easement, covenant, condition, restriction or agreement contained in any covenants, conditions or restrictions or similar instruments of record with respect to the Property that remains uncured or unwaived. To Seller’s knowledge, no other party to any Material Encumbrance is in default thereunder. All amounts due and payable by Seller under the Material Encumbrances have been paid in full. There is no pending or, to Seller’s knowledge, threatened dispute, claim, or litigation relating to any Material Encumbrance. With respect to the Harbor Point Properties, Seller represents and warrants that (i) with respect to the Dock Street and Point Street Property, more than three (3) years have elapsed since the date of Substantial Completion (as such term is defined in the Declaration of Covenants (Harbor Point) recorded among the Land Records of Baltimore City, Maryland in Liber 16129 at Page 094 (together with any amendments, modifications, supplements, or restatements thereof, the “Declaration of Covenants”)) with respect to each Operating Project Component (as such term is defined in the Declaration of Covenants) constituting any portion of the Dock Street Property and the Point Street Property, as evidenced by the issuance of a certificate of completion by the City of Baltimore for each such Operating Project Component, (ii) with respect to the Allied Property, Substantial Completion (as such term is defined in the Declaration of Covenants) with respect to each Operating Project Component (as such term is defined in the Declaration of Covenants) constituting any portion of the Allied Property occurred on March 31, 2025, and (iii) with respect to the Harbor Point Properties, no Net Sales or Refinancing Proceeds (as defined in the Declaration of Covenants) from the transactions contemplated hereby are due as a profit share to the Mayor and City Council of Baltimore (the “City”).

(f)OFAC Compliance; Foreign Person. Seller is in compliance with applicable economic sanctions regulations administered by the Office of Foreign Assets Control (“OFAC”) of the Department of the Treasury (including prohibitions on transacting with persons named on OFAC’s Specially Designated and Blocked Persons List) and any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action relating thereto (collectively, “Sanctions”). Neither Seller, nor any of its members, officers, directors, managers, partners, affiliates or other owners (including without limitation indirect holders of equity interests in Seller, but expressly excluding any shareholders in Armada Hoffler Properties, Inc. or shareholders of the direct or indirect operating partner of the Sellers) (a) appears on OFAC’s Specially Designated and Blocked Persons List, or any other relevant and applicable regulation or executive order administered by OFAC, (b) is not a person with which a transaction is prohibited by Executive Order 13224, the USA PATRIOT Act, the Trading with the Enemy Act or the foreign asset control regulations of the United States Treasury Department, (such as the list of boycotting countries published by the U.S. Department of Treasury pursuant to Code §999(a)(3)) or by any other list of restricted parties maintained by the U.S. federal government, in each case as amended from time to time, (c) is not controlled by any person described in the foregoing items (a) or (b), (d) is not a person having its principal place of business, or the majority of its business operations (measured by revenues), located in any country described in the foregoing item (b), (e) is not a person that has been previously indicted for or convicted of any violation of criminal laws of the United States of America or of any of the several states, or that would be a criminal violation if

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committed within the jurisdiction of the United States of America or any of the several states, relating to terrorism or money laundering, including any offense under the criminal laws against terrorism, the criminal laws against money laundering, the Bank Secrecy Act of 1970, as amended, the Money Laundering Control Act of 1986, as amended or the USA PATRIOT Act, and (f) is not a person that could otherwise cause Seller to be in violation of applicable anti-money laundering, economic sanctions, anti-bribery, anti-boycott, anti-terrorism laws, rules, regulations, directives or special measures. Seller is not a “foreign person”, “foreign trust”, or “foreign corporation” as such terms are used and defined in the Internal Revenue Code, Section 1445, as amended. All funds to be provided by Seller under this Agreement are from sources operating under, and in compliance with, all federal, state, and local statutes and regulations and are free of all liens and claims of lien.

(g)Condominium. Schedule 7.1(g) is a true, correct and complete list of the documents establishing the condominiums specified on Schedule 7.1(g) (the “Condominium”), together with all amendments thereto, in effect on the date hereof and on the Closing Date (collectively, the “Condominium Documents”) and the Condominium Documents are in full force and effect. Seller has delivered to Buyer, or made available to Buyer for review, true and complete copies of such Condominium Documents. The Condominium Documents have not been modified, amended or supplemented except as set forth on Schedule 7.1(g). To Seller’s Knowledge, the Condominiums have been duly formed and is validly existing under the applicable laws of the State in which such Properties are located and the Condominium Documents have been duly filed and recorded in the applicable County real estate records. Seller has not delivered to, and to Seller’s actual knowledge, has not received, any written notices from, any condominium board or other governing body (“Condominium Board”) for any condominium unit owned by Seller or the owner of any other unit within the Condominium asserting that such party is in default in any material respect under any of the Condominium Documents, which default remains uncured as of the date hereof. There are no outstanding, delinquent or unpaid condominium assessments of any kind or nature against any Property or Seller, as the case may be, and all common charges and other similar charges payable by Seller under the Condominium Documents with respect to the Property have been paid in full. Seller has not assigned its rights or delegated is obligations under and with respect to any Condominium Document to any other person. There are no currently outstanding special assessments under the Condominium Documents, and none are presently contemplated. To Seller’s knowledge, the Condominium Board does not presently contemplate undertaking any capital improvements to the Condominium elements. Seller has not granted any purchase, lease or other options or rights of first refusal with respect to the Property pursuant to the Condominium Documents. To Seller’s Knowledge, there are no amendments to any of the Condominium Documents that are pending, proposed, or contemplated that would materially and adversely affect the Property, Buyer’s rights as an owner of a unit within the Condominium, or Buyer’s intended use or operation of the Property. Seller has delivered true and complete copies of the most recent annual budget adopted by the Condominium Board and any reserve study or capital expenditure plan prepared for or by the Condominium Board within the past three (3) years.

(h)Employees. Seller does not have, and has never had, any employees, and neither Seller nor any of its affiliates is or has been party to or had any obligations with respect to any collective bargaining agreement, union agreement, employee retention agreement or other similar agreement with any labor organization affecting the Property.

(i)Ground Lease. The Ground Leases contain the entire agreement between the applicable Ground Lessor and Ground Lessee named therein and Schedule 7.1(i) contains all amendments,

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modifications, supplements and guaranties thereof. True, correct, and complete copies of the Ground Leases and all amendments, modifications, supplements, and guaranties thereto have been delivered to Buyer (including by posting to the Data Room). The Ground Leases are in full force and effect and have not been terminated, modified, or amended. Seller has not received nor delivered any notice of default with respect to the Ground Leases, and to Seller’s knowledge, no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a default under any Ground Lease. All rent, additional rent, and other charges payable by the Ground Lessee under the Ground Leases are current, and no amounts are past due or in arrears. No party has exercised any purchase option, right of first refusal, right of first offer, or similar right under any Ground Lease. There are no pending or, to Seller’s knowledge, threatened disputes, claims, or litigation relating to the Ground Leases. All consents, approvals, or waivers required under the Ground Leases in connection with the transactions contemplated by this Agreement have been obtained or will be obtained by Seller prior to Closing. With respect to the Point Street Lease Property, Seller represents and warrants that no Additional Rent (as defined in the Ground Lease) is due and payable to the Baltimore Ground Lessor in connection with the sale of Seller’s leasehold interest in the Point Street Lease Property to Buyer pursuant to this Agreement, including, without limitation, any amounts payable under Section 5.3(b) of the Baltimore Ground Lease (as amended by the Third Amendment to Ground Lease dated December 31, 2018) or any other profit share, participation payment, or similar payment to the Ground Lessor based on Net Capital Proceeds (as defined in the Baltimore Ground Lease) or otherwise triggered by the transfer, sale, or assignment of Seller’s interest in the Baltimore Ground Lease.

(j)Taxes.    There are no real estate tax refund proceedings, tax certiorari proceedings, or abatements of real estate taxes or personal property taxes being pursued for the current or prior tax years relating to the Property which are currently pending, and Seller has not received written notice of a special tax or assessment to be levied against the Property. Seller has not received any written notice of a retroactive real property tax assessment.

(k)TI Work. The Rent Roll delivered by Seller to Buyer sets forth all tenant improvement alterations, tenant inducements, rent abatements, free rent periods, concessions and other landlord obligations or concessions owed to any tenant under any Lease and any construction, and fit-out work currently being performed under the Leases at the Property (the “TI Work”) including the estimated cost thereof and the amount remaining unpaid as of the Effective Date. Except for the TI Work and any minor on-going repairs performed in the ordinary course of Seller’s business, there is no ongoing improvement alterations, construction, or fit-out work currently being performed at the Property and Seller has not authorized or consented to any such work that remains incomplete or unpaid. All material and necessary permits, licenses, and governmental approvals required for the performance of the TI Work have been obtained or will be obtained.

(l)Maintenance and Repairs. Other than (1) maintenance and repair work undertaken and/or performed in the ordinary course, in each case, not in excess of $50,000.00 in the aggregate per each Property (the “Repair Threshold”) and on-going punch list items work at the Allied Property provided by Seller to Buyer prior to the Effective Date, all of which shall be fully complete and paid for prior to Closing (or Buyer shall receive a credit from Seller at Closing against the Allocated Purchase Price for the Allied Property in an amount mutually agreed upon by Seller and Buyer which shall be equal to the estimated remaining costs of completion of such punch list items work based on the budgeted cost of such punch list items work) and (2) the work being performed at the Greenside Property in connection with the Greenside Repairs, there is no ongoing improvement work, alterations or additions to any Property (or

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any portion thereof) in excess of the Repair Threshold being performed by or on behalf of any Seller (but expressly excluding any improvement work, alterations, or additions to any Property made by any tenants under the Leases or otherwise permitted pursuant to the terms of this Agreement).

(m)Environmental.

i.The following representations relate only to the Harbor Point Properties. Seller has not received any written notices of, and, to Seller’s knowledge, there are no threatened, Environmental Claims, which either remain pending or unresolved, or are the source of ongoing obligations or requirements and, to Seller’s knowledge, there is no condition, situation or set of circumstances that could reasonably be expected to form the basis of any material Environmental Claim in connection with the Property. Seller has not placed, stored, buried, or Released any Hazardous Substances produced by, or resulting from its operations, at, on, under, in, to or from the Property or, to the knowledge of Seller, any other site, except in accordance in all material respects with applicable Environmental Laws and in a manner that would not reasonably be expected to result in a material liability under Environmental Laws. To Seller’s knowledge, Hazardous Substances are not present at, on, in or under the Property in a condition or under circumstances that would reasonably be expected to result in material liability under Environmental Laws. “Hazardous Substance” shall mean, regardless of amount or quantity, (a) any element, material, substance, waste, compound or chemical that is defined, listed or otherwise classified as a contaminant, pollutant, toxic pollutant, toxic or hazardous substance, extremely hazardous substance or chemical, hazardous waste, special waste, universal waste, or solid waste under any Environmental Laws or that is likely to cause immediately, or at some future time, harm to or have an adverse effect on, the environment or risk to human health or safety; (b) petroleum and its refined products; (c) polychlorinated biphenyls; (d) per and polyfluoroalkyl substances; (e) any element, material, substance, waste, compound or chemical exhibiting a hazardous waste characteristic, including, without limitation, corrosivity, ignitability, toxicity or reactivity as well as any radioactive or explosive materials; (f) any raw materials, building components (including, without limitation, asbestos-containing materials) and manufactured products containing hazardous substances listed or classified as such under Environmental Laws; (g) any element, material, substance, waste, compound or chemical that is regulated or for which liability or standards of care are imposed under any Environmental Law, and (h) radioactive materials. “Release” means any actual or threatened release, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, abandonment, disposing or allowing to escape or migrate into or through the environment (including ambient air (indoor or outdoor), surface water, groundwater, land surface or subsurface strata or within any building, structure, facility or fixture) or into or out of any property, including the movement of Hazardous Substances through or in the air, soil, surface water, groundwater or property. The representations and warranties set forth in this Section shall survive the Closing until such time as Seller shall obtain and deliver

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to Buyer or otherwise satisfy the EA Requirements, Declaration Requirements, and/or CNTS Approval pursuant to the terms of this Agreement.

ii.The following representations relate only to the Greenside Property, the Chronicle Mill Property, and the Chandler Property (the “Brownfield Properties”). To Seller’s knowledge, (i) Seller is in compliance in all material respects with all applicable requirements of the brownfield programs applicable to the Brownfield Properties; (ii) Seller has not received written notice of any default, violation, non-compliance, or deficiency from any governmental authority with respect to the applicable brownfield programs that remains uncured; (iii) there are no outstanding conditions or circumstances that would reasonably be expected to prevent or materially delay the issuance of the GA Brownfield Documents; and (iv) no action, proceeding or investigation is pending or threatened by any governmental authority that would reasonably be expected to adversely affect the issuance of the GA Brownfield Documents.

(n)Tax Abatements. (i) The Tax Abatement Documents and Bond Documents listed on Schedule 7.1(n) constitute all of the Tax Abatement Documents and Bond Documents affecting the Property; (ii) true, correct and complete copies of all Tax Abatement Documents and Bond Documents have been delivered or made available to Buyer; (iii) each Tax Abatement Document and Bond Document is in full force and effect and has not been amended or modified except as disclosed in writing to Buyer; (iv) Seller is not in default under any Tax Abatement Document or Bond Document and, to Seller’s knowledge, no event has occurred that, with the giving of notice or passage of time or both, would constitute a default thereunder; (v) to Seller’s knowledge, no other party to any Tax Abatement Document or Bond Document is in default thereunder; and (vi) Seller has not received any written notice of termination, revocation, or modification of any tax abatement or bond financing affecting the Property. All consents, approvals, or waivers required under the Tax Abatement Documents and Bond Documents in connection with the transactions contemplated by this Agreement have been or will be obtained by Seller prior to Closing or, with respect to the Chronicle Mill Grant Consents, waived by Buyer in accordance with the terms hereof. With respect to the Harbor Point Properties, Seller represents and warrants that Seller has not received any written notice of default, violation, non-compliance, termination, revocation, or clawback with respect to any terms, conditions, and requirements applicable to any enterprise tax zone credits, enterprise zone tax benefits, or similar tax incentive programs affecting the Harbor Point Properties (the “Harbor Point Enterprise Zone Tax Programs”), including, without limitation, any employment, wage, investment, or reporting requirements associated therewith.

(o)Bankruptcy. No Seller has (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by its creditors, (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of its assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of its assets, (v) admitted in writing its inability to pay its debts as they come due, or (vi) made an offer of settlement, extension or composition to its creditors generally.

(p)Licenses and Permits. To Seller’s knowledge, Seller has provided true and correct copies of all licenses and permits in the possession of Seller with respect to the Properties.

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(q)ERISA. Seller is not and is not acting on behalf of (and throughout the period the transaction is occurring pursuant to this Agreement, will not be) (i) an “employee benefit plan” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) that is subject to Title I of ERISA, (ii) a “governmental plan” under Section 3(32) of ERISA, (iii) any plan described in and subject to Section 4975 of the Internal Revenue Code, or (iv) an entity whose underlying assets include “plan assets” by reason of the application of the ERISA “plan assets” regulation (located at 29 C.F.R. 2510.3-101, as modified by Section 3(42) of ERISA). None of the transactions contemplated by this Agreement are in violation of any statutes applicable to Seller that regulate investments of, and fiduciary obligations with respect to, governmental plans and that are similar to the provisions of Section 406 of ERISA or Section 4975 of the Code.

(r)Zoning. Seller has not received written notice of any pending or proposed change in the zoning of, or any special use permit for, the Property and Seller has no knowledge of any such change or special use permit. Seller is not seeking to amend, modify or change the zoning classification of the Property.

(s)Point Street Memorandum of Understanding. Seller has provided Buyer with a true, correct, and complete copy of the Inclusionary Housing that certain Memorandum of Understanding Regarding Inclusionary Housing in Harbor Point dated October 9, 2013 (the “Inclusionary Housing MOU”), by and between Beatty Development Group, LLC, its successors and assigns, and Mayor and City Council of Baltimore, acting by and through the Department of Housing and Community Development, including all exhibits, amendments, and modifications thereto. Seller represents and warrants that (i) there are no outstanding, unpaid, or unsatisfied obligations under the Inclusionary Housing MOU on behalf of Seller, (ii) Seller has not received from the City of Baltimore, the Department of Housing and Community Development, or any other governmental authority any claim, demand, or notice of default or non-compliance with respect to the Inclusionary Housing MOU, and (iii) no inclusionary housing units have been designated or provided on the Point Street Property as an offset to the monetary payment obligations under the Inclusionary Housing MO, and, as a result, no residential units on the Point Street Premises are subject to any income restrictions limiting tenancy to households earning less than a specified Area Median Income or any period of affordability.

(t)Assumption Loan. With respect to the Greenside Property, Seller has not received written notice alleging that the Loan is in default which has not been cured, and Seller has not received any written notice of default (whether monetary or non-monetary) which has not been cured and for which Lender has not waived such default in writing prior to the Effective Date. Seller has all material Existing Loan Documents in its possession and has provided to Buyer prior to the Effective Date true, correct and complete copies of the Existing Loan Documents in Seller’s possession. The Loan Balance for the Loan as of the Effective Date is set forth on Schedule 3.6(a) attached hereto. There are no amounts held in reserve under the Loan.

(u)Options. Seller has delivered all notices and other information to the Responding Party required under the ROFO Agreement in connection with the transaction contemplated hereby, including, without limitation, any Offer Notice (as defined in the ROFO Agreement), in the form, manner, and within the time periods required by the ROFO Agreement. Except for this Agreement and the ROFO Agreement and the Operating Agreement, Seller has not directly or indirectly granted to any person any options, rights of first refusal, rights of first offer or other rights to sell or purchase any Property or any direct or indirect interest therein or any part thereof and, to Seller’s knowledge, there are no other options,

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rights of first refusal, rights of first offer or other rights to acquire any Property or any portion thereof or direct or indirect interest therein by third parties. The consummation of the transaction contemplated hereby in accordance with the terms of this Agreement will not cause any revival, reinstatement, or re-triggering of the rights of Responding Party under the ROFO Agreement or of any party under the Operating Agreement.

(v)Chandler Residence Water Bills. Seller has paid all water bills, except those not yet due or payable.

(w)Liberty Parking. With respect to the Liberty Property, Seller represents and warrants that: (a) the Industrial Development Authority of the City of Newport News, Virginia (“IDA”) exercised its purchase option under that certain Parking Structure Lease between Washington Avenue Garage, LLC and the IDA, dated February 29, 2019 (the “Parking Structure Lease”) thereby terminating the Parking Structure Lease, (b) true, correct, and complete copies of the Parking Licenses, together with all amendments, modifications, and supplements thereto, have been provided to Buyer; (c) the Parking Licenses are in full force and effect and have not been modified, amended, or supplemented; (d) Seller is not in default under the Parking Licenses, and no event has occurred that, with the giving of notice or passage of time or both, would constitute a default thereunder; (e) to Seller’s knowledge, the IDA is not in default under the Parking Licenses; (f) all license fees, charges, and other amounts payable by the licensee under the Parking Licenses have been paid in full; (g) the current term of the Parking Licenses expires on August 31, 2033 ; and (h) Seller has not received any written notice from the IDA of any intention to terminate, modify, or not renew the Parking Licenses.

(x)Harbor Point TIF. Seller represents and warrants that (i) no Seller is a Developer Party or Series 2019 Affiliate (each as defined in that certain Development Agreement dated as of October 1, 2019, by and among the Mayor and City Council of Baltimore, Harbor Point Open Space Corp., Harbor Point Development Holdings, LLC, and Beatty Development Group, LLC, as the same may be amended from time to time, the “Series 2019B Development Agreement”), (ii) the Series 2019 Project (as defined in the Series 2019B Development Agreement) has been completed for purposes of Section 7.1(xi)(A) thereof, (iii) no consent of the City is required in connection with the transactions contemplated herein, and (iv) Seller has timely paid all Special Taxes (as defined in the Special Taxing District Declaration (Harbor Point) dated as of January 8, 2014, recorded among the Land Records of Baltimore City, Maryland, the “Special Taxing District Declaration”) levied on the Harbor Point Properties.

“Seller’s knowledge,” as used in this Agreement means the current actual knowledge of Craig Ramiro and Matthew Barnes-Smith without any duty of inquiry or investigation and without personal liability whatsoever, and shall not be construed to refer to the knowledge of any other partner, officer, director, agent, employee or representative of such Seller, or any affiliate of such Seller, or to impose upon Craig Ramiro or Matthew Barnes-Smith any duty to investigate the matter to which such actual knowledge or the absence thereof pertains, or to impose upon Craig Ramiro or Matthew Barnes-Smith any individual personal liability, provided that they shall not have any personal liability or liability whatsoever with respect to any matters set forth in this Agreement or any of Seller’s representations and/or warranties herein being or becoming untrue, inaccurate or incomplete.

Seller’s representations and warranties concerning the Property (collectively, the “Property Representations”) are qualified by any knowledge obtained by Buyer as of the date which is three (3) business days prior to the Effective Date (which “knowledge” shall mean to the extent any inaccuracy in a

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Property Representation is expressly disclosed in this Agreement, in the exhibits or schedules attached hereto, the documents or materials referenced thereon (to the extent germane to the applicable Property Representation), the Title Report and/or the exceptions referenced therein, the Survey or any other Property Information posted in the Data Room (in a folder germane to the subject matter of such disclosure)) no later than three (3) business days prior to the Effective Date, including through and in the event Buyer elects to proceed with the purchase of the Property pursuant to Section 2.3 above, then in each case such Property Representation shall be deemed modified to reflect such inaccuracy and Seller shall have no liability whatsoever to Buyer with respect thereto nor shall Buyer have any remedies with respect thereto. If any Seller obtains actual knowledge of any fact or circumstance which changes, or would change, or would render incorrect, any Property Representations, whether as of the date given or at any time thereafter through the Closing Date, such Seller will give prompt written notice of such same to Buyer, specifying with reasonable particularity the changes in facts and circumstances known to Seller occurring after the Effective Date that make the applicable Property Representation false, misleading or inaccurate (a “Property Representation Notice”). If Seller delivers a Property Representation Notice or after the expiration of the Due Diligence Period, Buyer obtains actual knowledge, including through any due diligence materials provided by Seller or otherwise obtained by Buyer, including from third parties and governmental entities, with respect to any changes in facts or circumstances occurring after the Effective Date that make any Property Representation false, misleading or inaccurate (herein collectively referred to as “Exception Matters”) less than 3 business days before the Closing, then Buyer may by notice to Seller extend the Closing Date to that day which is 3 business days after the then-scheduled Closing Date. If any Exception Matters would be reasonably expected to result in any Material Adverse Change, then Buyer, as its sole remedy, may terminate this Agreement at any time after receipt of such notice (in any event prior to the Closing), in which event, Buyer shall receive a refund of the Earnest Money Deposit and neither party shall have any further rights and obligations under this Agreement except as provided in this Agreement; provided, that if Buyer so elects to terminate this Agreement, Seller shall have the right, but not the obligation, by written notice to Buyer within 2 business days of Buyer’s election to terminate this Agreement, to elect to cure such Exception Matters (including by means of an appropriate monetary credit to Buyer at Closing to the extent approved by Buyer in its sole discretion) within 45 days after such election by Buyer (and the Closing shall be delayed to the extent necessary to allow Seller the entire period within which to effect such cure) and if Seller cures such Exception Matters, then Buyer’s right to so terminate this Agreement as a result of such Exception Matters shall be revoked, null and void (provided, for the avoidance of doubt, Buyer shall be permitted to terminate this Agreement as a result of any other Exception Matters in accordance with the terms of this Agreement) and this Agreement shall continue without termination (and, if the Closing Date is extended, Closing shall occur on the date that is 10 days after Seller cures such Exception Matters). Seller’s failure to respond within said 2 business day period shall be conclusively deemed to constitute Seller’s election not to remedy such change or inaccuracy, in which event Buyer’s election to terminate this Agreement shall stand. In addition to or in lieu of termination, if any Property Representation was untrue when made or becomes untrue as a result of a breach of Seller’s obligations under this Agreement, and such breach would be reasonably expected to result in damages to Buyer in excess of $250,000.00, then Buyer may exercise its remedies as to a Seller default under this Agreement and recover its reasonable transaction costs, subject to Seller’s cure rights set forth in this Section 7.1. Notwithstanding anything to the contrary contained herein, nothing in this Section 7.1 or elsewhere in this Agreement shall limit or waive Buyer’s rights or remedies with respect to Seller’s fraud, willful misconduct, or intentional misrepresentation, and Seller’s cure rights shall not apply to any Exception Matter arising from Seller’s fraud, willful misconduct, or intentional misrepresentation. “Material Adverse Change” as used herein means (i) a material adverse effect on Buyer’s ability to operate the applicable Property as a multifamily, commercial or retail complex

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or (ii) a material and adverse effect on the value of any Property which would, individually or in the aggregate, cause Buyer to incur liability or expense in excess of $250,000.00, provided that if Buyer incurs liability or expense in excess of $250,000 but less than $1,000,000, then Seller or Buyer may elect to provide or accept, as applicable, a credit to Buyer at Closing in an amount equal to such liabilities or expenses and require or permit, as applicable, Buyer to proceed with the Closing. Notwithstanding anything to the contrary contained herein, to the extent any Exception Matters constitute a Property Condition Failure affecting less than all Properties, Buyer’s rights and remedies with respect to such Property Condition Failure shall be governed by Section 10.21, subject to Seller's cure rights set forth in this Section 7.1.

7.2    Buyer’s Representations and Warranties. As a material inducement to Seller to execute this Agreement and consummate this transaction, Buyer represents and warrants to Seller that:

(a)    Organization and Authority. Buyer has been duly organized and is validly existing and in good standing in the state of its formation, and is or will be qualified to do business in the state in which the Property is located. Buyer has the full right and authority and has obtained any and all consents required to enter into this Agreement and to consummate or cause to be consummated the transactions contemplated hereby. This Agreement has been, and all of the documents to be delivered by Buyer at the Closing will be, authorized and properly executed and constitutes, or will constitute, as appropriate, the valid and binding obligation of Buyer, enforceable in accordance with their terms.

(b)    Conflicts and Pending Action. There is no agreement, contract, or organizational documents to which Buyer is a party or which is binding on Buyer which is in conflict with, or result in a breach of, this Agreement, and this Agreement and the performance by Buyer of its obligations hereunder do not and will not violate, conflict with or constitute a default under any such agreement or any law, judgment, regulation, order, writ, injunction or decree of any court or governmental or quasi-governmental entity with jurisdiction over Buyer or any decision or ruling of any arbitrator to which Seller is a party, or by which Buyer is bound. There is no actions, proceedings, litigation or governmental investigations pending or, to Buyer’s knowledge, threatened against Buyer which challenges or impairs or will have a material adverse effect on Buyer’s ability to execute or perform its obligations under this Agreement or would declare illegal, invalid or non-binding any of such Buyer’s obligations or covenants to Seller.

(c)    OFAC Compliance. Buyer is in compliance with applicable Sanctions.

(d)    Bankruptcy. Buyer has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by its creditors, (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of its assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of its assets, (v) admitted in writing its inability to pay its debts as they come due, or (vi) made an offer of settlement, extension or composition to its creditors generally.

“Buyer knowledge,” as used in this Agreement means the current actual knowledge of T. Richard Litton, Jr. and Yisroel Berg without any duty of inquiry or investigation and without personal liability whatsoever, and shall not be construed to refer to the knowledge of any other partner, officer, director, agent, employee or representative of such Buyer, or any affiliate of such Buyer, or to impose upon T. Richard Litton, Jr. or Yisroel Berg any duty to investigate the matter to which such actual knowledge or

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the absence thereof pertains, or to impose upon T. Richard Litton, Jr. or Yisroel Berg any individual personal liability, provided that they shall not have any personal liability or liability whatsoever with respect to any matters set forth in this Agreement or any of Buyer’s representations and/or warranties herein being or becoming untrue, inaccurate or incomplete.

    ARTICLE 8: DEFAULT AND DAMAGES

8.1    Default by Buyer. THE PARTIES HAVE AGREED THAT SELLER’S ACTUAL DAMAGES IN THE EVENT OF A FAILURE TO CONSUMMATE THE SALE DUE TO BUYER’S DEFAULT WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO DETERMINE. AFTER NEGOTIATION, THE PARTIES HAVE AGREED THAT, CONSIDERING ALL THE CIRCUMSTANCES EXISTING ON THE DATE OF THIS AGREEMENT, THE AMOUNT OF THE EARNEST MONEY DEPOSIT IS A REASONABLE ESTIMATE OF THE DAMAGES THAT SELLER WOULD INCUR IN THE EVENT OF A FAILURE TO CONSUMMATE THE SALE DUE TO BUYER’S DEFAULT. IN THE EVENT BUYER DEFAULTS IN ITS OBLIGATION TO COMPLETE THE PURCHASE OF THE PROPERTY IN ACCORDANCE WITH THIS AGREEMENT (EXCEPT IF SUCH DEFAULT IS THE DIRECT RESULT OF A DEFAULT BY SELLER TO PERFORM ITS OBLIGATIONS HEREUNDER), SELLER MAY TERMINATE THIS AGREEMENT IN WHICH EVENT THE EARNEST MONEY DEPOSIT SHALL BE FORFEITED TO SELLER AS LIQUIDATED DAMAGES AND THE SOLE AND EXCLUSIVE REMEDY AVAILABLE TO SELLER FOR SUCH DEFAULT SHALL BE TO RETAIN THE EARNEST MONEY DEPOSIT AS LIQUIDATED DAMAGES. THE PARTIES ACKNOWLEDGE THAT THE PAYMENT OF SUCH LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF ANY APPLICABLE LAW OR REGULATION, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER. THIS SECTION IS NOT INTENDED TO LIMIT SELLER’S RIGHTS UNDER OTHER PROVISIONS OF THIS AGREEMENT.

8.2    Default by Seller. If a Seller (i) defaults in its obligation to sell and convey the Property to Buyer pursuant to this Agreement, or to close on the sale of any of the Properties on the applicable Closing Date, or (ii) prior to the Closing defaults on any of its obligations under this Agreement, and such default continues for longer than the lesser of (i) 60 days (unless Seller has commenced and is diligently attempting to cure, up to an additional 30 days) or (ii) such earlier expiration date of any rate lock for the financing of the Properties entered to by Buyer to the extent not extended by Buyer’s lender, but in no event less than 60 days, after written notice from Buyer or other applicable cure period, Buyer’s sole remedy shall be to elect one of the following: (a) to terminate this Agreement, in which event Buyer shall be entitled to the return of the Earnest Money Deposit and neither party shall have any further rights or obligations under this Agreement except as provided in this Agreement, or (b) to bring a suit for specific performance provided that any suit for specific performance must be brought within 45 days after the then-scheduled Closing Date, to the extent permitted by law, Buyer waiving the right to bring suit at any later date. This Agreement confers no present right, title or interest in the Property to Buyer and Buyer agrees not to file a lis pendens or other similar notice against the Property except in connection with, and after, the proper filing of a suit for specific performance. If Buyer elects to terminate this Agreement, then Buyer may recover, as its sole recoverable damages (but without limiting its right to receive a refund of the Earnest Money Deposit and subject to the remaining terms of this Section 8.2) its reasonable out-of-pocket and documented expenses and costs in connection with this transaction (collectively, the

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“Transaction Costs”), which Transaction Costs shall not exceed $500,000 in the aggregate (the “Transaction Costs Cap”). Notwithstanding the foregoing, in the event that Seller’s default arises out of or is related to Seller’s intentional breach of this Agreement for the purpose of selling, conveying, or otherwise transferring any Property to a third party (a “Third Party Sale Default”), then in addition to (and not in lieu of) Buyer’s right to receive a refund of the Earnest Money Deposit and reimbursement of Transaction Costs (subject to the Transaction Costs Cap), Seller shall pay to Buyer a break fee in the amount of $15,000,000 (the “Break Fee”) as liquidated damages and not as a penalty, the parties acknowledging that actual damages in such circumstances would be difficult to ascertain and that the Break Fee represents a reasonable estimate of such damages. The Break Fee shall be due and payable within ten (10) business days following Buyer’s written demand therefor. For the avoidance of doubt, Seller’s cure right set forth below shall not apply to any Third Party Sale Default. Notwithstanding anything to the contrary contained herein, in the event Buyer elects to terminate this Agreement pursuant to the foregoing provisions of this paragraph, then Seller shall have the right to elect to cure any such default upon written notice delivered to Buyer within 5 business days after Buyer’s election to so terminate this Agreement. If Seller makes such election, Buyer’s election to terminate shall be rendered null and void and Seller shall have up to 45 days to cure such default to completion (provided, if Seller has commenced such cure and is diligently prosecuting such cure but is unable to cure such default to completion within such period, then Seller shall have an additional 15 days to complete the cure of such default and if Seller fails to do so, this Agreement shall terminate in accordance with clause (a) of this Section 8.2). Seller’s failure to respond within said 5 business day period shall be conclusively deemed to constitute Seller’s election not to remedy such default, in which event Buyer’s election to terminate this Agreement shall stand.

ARTICLE 9: EARNEST MONEY DEPOSIT

9.1    Investment and Use of Funds. The Funding Agent shall invest the Earnest Money Deposit in government insured interest-bearing accounts (for the account of the Buyer) satisfactory to Buyer and Seller, and shall not commingle the Earnest Money Deposit with any funds of the Funding Agent or others, and shall promptly provide Buyer and Seller with confirmation of the investments made.

9.2    Agreement Termination. Upon a termination of this Agreement, either party to this Agreement may give written notice to the Funding Agent and the other party of such termination and the reason for such termination. Such request shall also constitute a request for the release of the Earnest Money Deposit in accordance with the terms of this Agreement. If no written objection to such release is received by the Funding Agent from the non-terminating party within 10 business days following the Funding Agent’s receipt of such termination notice, the Funding Agent shall disburse the Earnest Money Deposit to the party entitled thereto under this Agreement. In the event of a dispute concerning the disbursement of the Earnest Money Deposit by either party in writing within 10 business days of the termination, then the Funding Agent shall retain the Earnest Money Deposit until it receives written instructions executed by both Seller and Buyer as to the disposition and disbursement of the Earnest Money Deposit or until ordered by final court order, decree or judgment, which is not subject to appeal, to deliver the Earnest Money Deposit to a particular party, in which event the Earnest Money Deposit shall be delivered in accordance with such notice, instruction, order, decree or judgment. For the avoidance of doubt, and except as otherwise expressly set forth in this Agreement, including, without limitation, Section 10.21, (i) a termination of this Agreement shall constitute a termination of this Agreement in its entirety and as to all of the Property and (ii) Buyer shall have no right to terminate this Agreement with respect to only a portion of the Property.

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9.3    Interpleader. Seller and Buyer mutually agree that in the event of any controversy regarding the Earnest Money Deposit, unless mutual written instructions are received by the Funding Agent directing the disposition of the Earnest Money Deposit, the Funding Agent shall not take any action, but instead shall await the disposition of any proceeding relating to the Earnest Money Deposit, or, at the Funding Agent’s option, the Funding Agent may interplead all parties and deposit the Earnest Money Deposit with a court of competent jurisdiction in which event the Funding Agent may recover all of its court costs and reasonable attorneys’ fees. Seller or Buyer, whichever loses in any such interpleader action, shall be solely obligated to pay such costs and fees of the Funding Agent, as well as the reasonable attorneys’ fees of the prevailing party in accordance with the other provisions of this Agreement.

9.4    Liability of Funding Agent. The parties acknowledge that the Funding Agent is acting solely as a stakeholder at their request and for their convenience, that the Funding Agent shall not be deemed to be the agent of either of the parties, and that the Funding Agent shall not be liable to either of the parties for any action or omission on its part taken or made in good faith, and not in disregard of this Agreement, but shall be liable for its negligent acts, willful misconduct and for any actual loss, cost or expense incurred by Seller or Buyer resulting from the Funding Agent’s mistake of law respecting the Funding Agent’s scope or nature of its duties. Seller and Buyer shall severally indemnify and hold the Funding Agent harmless from and against all actual costs, claims and expenses, including reasonable attorneys’ fees (but not including any punitive, consequential or other special damages except to the extent actually payable to third parties in connection with a final, non-appealable judgement of a court of competent jurisdiction), incurred in connection with the performance of the Funding Agent’s duties hereunder, except with respect to actions or omissions taken or made by the Funding Agent in bad faith, in disregard of this Agreement or involving negligence or willful misconduct on the part of the Funding Agent. Each party’s several obligation under this Section 9.4 shall be limited to 50% of any such costs, claims and expenses.

    ARTICLE 10: MISCELLANEOUS

10.1    Parties Bound. Except for an assignment expressly permitted under this Section 10.1 or pursuant to Section 10.16, Buyer shall not assign this Agreement without the prior written consent of Seller, in its sole discretion. Notwithstanding the foregoing, Buyer may assign this Agreement, without first obtaining the prior written consent of Seller, to one or more affiliates of Buyer, or designate one or more affiliates of Buyer to which the Properties will be transferred at Closing; provided, (i) in no event shall Buyer be released from any of its obligations or liabilities hereunder in connection with any such assignment or designation of this Agreement prior to the Closing, and (ii) Buyer provides Seller notice of such assignment or designation on or prior to the date which is 7 business days prior to the Closing Date. Any prohibited assignment shall be void. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the respective legal representatives, successors, assigns, heirs, and devisees of the parties. As used in this Section 10.1, (i) an affiliate is a person or entity controlled by, under common control with, or controlling Buyer or Jordan Slone and/or their respective affiliates and (ii) the term “control” shall mean, with respect to any entity, both (i) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, through the ownership of voting securities, by contract or otherwise and (ii) ownership, directly or indirectly, of at least fifty one (51%) of the ownership interest in such entity. The terms controlled, controlling and common control shall have correlative meanings. Except to the extent required to comply with the

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provisions of Section 10.16, Seller may not transfer or assign this Agreement or its rights or obligations hereunder.

10.2    Confidentiality and Public Announcement or Disclosure. This Section 10.2 shall survive indefinitely the Closing, close of escrow and recordation of the Deed (and shall not be deemed merged into any of the Closing documents) and any termination of this Agreement.

(a)The (i) terms and conditions of this Agreement (including the Allocated Purchase Price for each Property), (ii) Property Information and all other information, other than matters of public record, furnished to, or obtained through inspection of the Property by Buyer and Buyer’s Agents relating to the Property, and (iii) all information, analyses and/or reports obtained from the other, or related to or connected with the Property, the other party, or this transaction, will be treated by Buyer and Buyer’s Agents and Seller and Seller’s Agents as confidential as if such information was “Confidential Information” (as defined in the Access Agreement) as and to the extent required by the terms of the Access Agreement (without regard to any prior termination of the Access Agreement), and will not be disclosed to anyone without the other party’s prior written consent (which may be withheld in its sole and absolute discretion) other than as permitted under the terms of the Access Agreement (without regard to any prior termination of the Access Agreement). Without limiting the generality of the foregoing, if the Closing does not occur for any reason except Seller’s default, Buyer shall deliver to Seller within five (5) business days after the termination of this Agreement, copies of all third-party reports obtained by Buyer with respect to the Property, without warranty or representation and subject to the rights of the provider(s) of such reports. “Confidential Information” shall not include: (i) information already in a disclosing party’s possession prior to its receipt thereof from the other party or its representative which it can demonstrate was in the lawful and unrestricted possession prior to its disclosure; (ii) information which is obtained by a disclosing party from a third person who is not known by such disclosing party to be prohibited from disclosing such information to it by any contractual, legal or fiduciary obligation to the other party; (iii) information which is or becomes publicly disclosed other than as a result of a disclosure by the disclosing party in violation of this Section 10.2; (iv) information which is required to be disclosed by a court of competent jurisdiction in connection with any litigation between the parties hereto; or (v) information that was independently developed by Buyer and/or Buyer’s Agents without use of or reference to any of the Confidential Information. Buyer shall be responsible for any breach of this Section 10.2 by any of Buyer’s Agents. Seller shall be responsible for any breach of this Section 10.2 by any of its affiliates, members, partners, investors, and lenders and its and their respective representatives, agents, contractors, engineers, analysts, accountants, brokers, financial advisors, surveyors, attorneys, and employees (“Seller’s Agents”). Buyer and Seller shall not use, or permit Buyer’s Agents and Seller’s Agents to use, any of the Confidential Information for any purpose other than to evaluate, negotiate and/or consummate, as the case may be, the Properties and the transactions contemplated hereunder.

(b)Neither Buyer nor Seller shall make any public announcement or disclosure of this Agreement or any information related to this Agreement or Closing, if any, to outside brokers or third parties, without the prior written consent of Seller or Buyer, as applicable (except to the extent such disclosure is permitted under the terms of the Access Agreement (without regard to any prior termination of the Access Agreement)). Seller may disclose the terms and conditions of this Agreement as is necessary, in Seller’s reasonable discretion, in order for Seller to make any public disclosures they are required, or otherwise elect, to make under federal or state securities laws or regulations (including, without limitation, any Form 8-K filing and disclosure with the U.S. Securities Exchange Commission) or

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in order for Armada Hoffler Properties, Inc. to provide information to its shareholders, investors and prospective investors.

(c)Notwithstanding the foregoing restriction, in order to comply with customary and reasonable corporate practice, each of Buyer and Seller shall be permitted, after the Closing, without consent of the other party, to disclose a general description of the transaction for advertising, marketing or other similar purposes, provided that any such release prepared by either party shall not use the other party’s name, logos or other indicia germane to the other party in connection with such advertising, marketing or other similar purposes unless consented to by such party in its sole discretion. Any public disclosures by Seller or Buyer regarding the transactions contemplated by this Agreement (whether made before or after Closing) shall not (i) provide any commentary on the other party (or any of its respective affiliates), (ii) disparage, diminish or otherwise provide negative commentary on the status of the real estate market in and around the general geographic areas where the respective Properties are located, or (iii) provide subjective commentary on or related to the Purchase Price.

(d)Buyer shall not record this Agreement or any memorandum of this Agreement.

10.3    Headings.  The article, section and other headings of this Agreement are for convenience only and in no way limit or enlarge the scope or meaning of the language hereof. Where the context so requires, the use of the singular shall include the plural and vice versa and the use of the masculine shall include the feminine and the neuter. The term “person” shall include any individual, partnership, joint venture, corporation, trust, unincorporated association, any other entity and any government or any department or agency thereof, whether acting in an individual, fiduciary or other capacity.

10.4    Invalidity and Waiver. If any portion of this Agreement is held invalid or inoperative, then so far as is reasonable and possible the remainder of this Agreement shall be deemed valid and operative, and effect shall be given to the intent manifested by the portion held invalid or inoperative.  The failure by either party to enforce against the other any term or provision of this Agreement shall not be deemed to be a waiver of such party’s right to enforce against the other party the same or any other such term or provision in the future.

10.5    Governing Law.  This Agreement shall, in all respects, be governed, construed, applied, and enforced in accordance with the law of the Commonwealth of Virginia.

10.6    Survival, Limitation of Liability. Unless otherwise expressly stated in this Agreement, each of the covenants, obligations, representations, and agreements contained in this Agreement shall not survive the Closing and the delivery of the Purchase Price, the Deed and the other Closing documents required hereunder and the acceptance thereof shall effect a merger, and be deemed the full performance and discharge of every obligation on the part of Buyer and Seller to be performed hereunder. Notwithstanding the foregoing, Seller and Buyer agree that the Property Representations shall survive the applicable Closing and the execution and delivery of the Closing documents required hereunder only for a period of 7.5 months immediately following the Closing Date (the “Property Reps Survival Period Period”), provided, however, that the representations in Sections 7.1(a), 7.1(b) (except with respect to the representations set forth in the last sentence of Section 7.1(b)), 7.1(f), 7.1(o), 7.1(q) (collectively, the “Fundamental Representations”) shall survive for the applicable statute of limitations (the “Extended Survival Period”, and, together with the Property Reps Survival Period, collectively, the “Survival Period”). Any provisions which expressly indefinitely survive the termination of this Agreement or the

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Closing shall survive the termination of this Agreement or the Closing, as applicable, and shall not be merged, until the applicable statute of limitations with respect to any claim, cause of action, suit or other action relating thereto shall have fully and finally expired. Each Seller and AH Realty Trust, LP (“Indemnitor”) shall be jointly and severally liable for all Seller representations and shall not have any liability after the Survival Period regarding any of its Seller’s representation. Other than with respect to a breach of a Fundamental Representation or in the event of any Seller’s fraud, any claim shall be actionable or enforceable if and only if: (i) notice of such claim is given to Seller within the Survival Period; and (ii) the amount of damages or losses as a result of such claim (together with any other such claims previously brought in accordance with this Agreement) suffered or sustained by the party making such claim exceeds $500,000 in any individual instance or in the aggregate (in which event, Buyer shall be entitled to the full amount of such damages or losses suffered or sustained); and provided further that the aggregate liability of Seller for any and all such breaches or misrepresentations shall not exceed 2.0% of the Purchase Price in the aggregate (the “Cap”). During the Property Reps Survival Period, Indemnitor shall at all times maintain aggregate liquid assets in an amount no less than the Cap.

10.7    No Third Party Beneficiary.  This Agreement is not intended to give or confer any benefits, rights, privileges, claims, actions, or remedies to any person or entity as a third party beneficiary, by decree or otherwise.

10.8    Entirety and Amendments.  This Agreement, together with the exhibits attached hereto, embodies the entire agreement between the parties and supersedes all prior agreements and understandings relating to the Property except for any confidentiality agreement binding on Buyer and/or Seller, which shall not be superseded by this Agreement. This Agreement may be amended or supplemented only by an instrument in writing executed by the party against whom enforcement is sought.

10.9    Time.  Time is of the essence in the performance of this Agreement.

10.10    Attorneys’ Fees.  If any litigation, judicial reference or arbitration proceeding is commenced between the parties hereto concerning this Agreement and/or the rights and obligations of either party in relation herewith (including, but not limited to, claims in contract, tort or equity), the party prevailing in such litigation or arbitration proceeding, or the non-dismissing party in the event of a dismissal, with or without prejudice, shall be entitled, in addition to such other relief as may be granted, to a reasonable sum for any and all reasonable, out-of-pocket costs and expenses, including, without limitation, reasonable attorneys’ fees, expert witness fees, consultants’ fees, court costs, cost of paralegals, accounts, business office expenses of any kind or nature, including, but not limited to, staff, traveling expenses, telephone expenses, internal bookkeeping and accounting and any and all other costs and expenses of defense or prosecution incurred in connection therewith, whether specified herein or not.  Any such attorneys’ fees and other costs and expenses incurred by the prevailing or non-dismissing party in enforcing a judgment in its favor under this Agreement, whether or not suit is filed, shall be recoverable separately from and in addition to any other amount included in such judgment or award, and such obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment or award.

10.11    Notices.  All notices required or permitted hereunder shall be in writing and shall be served on the parties at the addresses set forth in Section 1.1. Any such notices shall be either (a) sent by overnight delivery using a nationally recognized overnight courier, in which case notice shall be deemed

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delivered one business day after deposit with such courier, (b) sent by email in PDF format with an original copy thereof transmitted to the recipient by one of the means described in subsections (a) or (c) no later than one business day thereafter, in which case notice shall be deemed delivered one business day after deposit with such courier or upon receipt, as applicable, or (c) sent by personal delivery, in which case notice shall be deemed delivered upon receipt. Any notice sent by email or personal delivery and delivered after 5:00 p.m. Eastern Time shall be deemed received on the next business day. A party’s address may be changed by written notice to the other party; provided, however, that no notice of a change of address shall be effective until actual receipt of such notice. Copies of notices are for informational purposes only, and a failure to give or receive copies of any notice shall not be deemed a failure to give notice. Notices given by counsel to the Buyer shall be deemed given by Buyer and notices given by counsel to the Seller shall be deemed given by Seller.

10.12    Construction. Any ambiguities or uncertainties contained in this Agreement shall be equally and fairly interpreted for the benefit of and against all parties to this Agreement and shall further be construed and interpreted without reference to the identity of the party or parties preparing this document, it being expressly understood and agreed that the parties hereto participated equally in the negotiation and preparation of this Agreement or have had equal opportunity to do so.

10.13    Calculation of Time Periods. All references to time are to Eastern Time Zone time unless expressly stated otherwise. Unless otherwise specified, in computing any period of time described herein, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is not a business day, in which event the period shall run until the end of the next day which is a business day. The term “business day” as used herein shall mean any day that is not a Saturday, Sunday or legal holiday for national banks in the Commonwealth of Virginia or with respect to any individual Property, the State where such Property is located, or any major Jewish holiday, including Passover, Shavuot, Rosh Hashanah, Yom Kippur, Sukkot, Shemini Atzeret, and Simchat Torah.

10.14    Procedure for Indemnity. The following provisions govern actions for indemnity under this Agreement. Promptly after receipt by an indemnitee of notice of any claim, such indemnitee will, if a claim in respect thereof is to be made against the indemnitor, deliver to the indemnitor written notice thereof; provided, however, that the failure of indemnitee to deliver written notice to the indemnitor within a reasonable time after indemnitee receives notice of any such claim shall not relieve such indemnitor of any liability to the indemnitee under this indemnity except to the extent that the indemnitor demonstrates that such failure materially prejudiced its ability to defend such action and resulted in actual damages to the indemnitor, and in no event shall the omission to deliver written notice to the indemnitor relieve it of any liability that it may have to any indemnitee other than under this indemnity. The indemnitor shall have the right to participate in the defense of any claim; provided, however, that the indemnitee shall have the sole right to control the defense of any claim unless the indemnitor (a) agrees in writing that it will be fully responsible for any and all costs, expenses, judgments, damages, and losses incurred by the indemnitee with respect to such claim without reservation of rights, (b) demonstrates to the indemnitee’s reasonable satisfaction that the indemnitor has the financial resources to satisfy its indemnification obligations, and (c) diligently and continuously conducts such defense. If the indemnitor assumes the defense of any claim, the indemnitor shall select counsel reasonably satisfactory to the indemnitee and shall keep the indemnitee reasonably informed of the status of such defense. Notwithstanding the foregoing, an indemnitee shall have the right to retain its own counsel at the indemnitor’s sole cost and expense if (i) the indemnitee reasonably believes that representation of such

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indemnitee by the counsel retained by the indemnitor would be inappropriate due to actual or potential differing interests between such indemnitee and any other party represented by such counsel in such proceeding, (ii) the claim seeks injunctive or other equitable relief against the indemnitee, (iii) the claim could result in criminal liability or material reputational harm to the indemnitee, or (iv) the indemnitor has failed to assume the defense of such claim within thirty (30) days after receipt of notice thereof. The indemnitor shall not, without the prior written consent of the indemnitee (which consent shall not be unreasonably withheld, conditioned, or delayed), settle any claim in any manner that (A) imposes any liability, obligation, or restriction on the indemnitee, (B) requires any admission of fault or wrongdoing by the indemnitee, or (C) does not include as an unconditional term thereof the giving by the claimant of a complete release of the indemnitee. If an indemnitee settles a claim without the prior written consent of the indemnitor, then the indemnitor shall be released from liability with respect to such claim only to the extent such settlement exceeds the amount for which the indemnitor would otherwise have been liable, unless the indemnitor has unreasonably withheld or delayed such consent or has failed to assume the defense of such claim when required to do so hereunder.

10.15    Execution in Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one Agreement. The parties contemplate that they may be executing counterparts of this Agreement transmitted by digital or electronic means and agree and intend that a signature by digital or electronic means shall bind the party so signing with the same effect as though the signature were an original signature.

10.16    Section 1031 Exchange. Each party may consummate the purchase and sale of all or a portion of the Property as part of a so-called like kind exchange (the “Exchange”) pursuant to Section 1031 of the Internal Revenue Code of 1986 (as amended), and each party hereby agrees to reasonably cooperate with each other and take all reasonable steps on or before the applicable Closing Date to facilitate such exchange if requested by the other party provided that: (a) no dates in this Agreement (including the Closing Date) shall be delayed or affected by reason of the Exchange and the consummation or accomplishment of the Exchange shall not be a condition precedent or condition subsequent to the exchanging party’s obligations under this Agreement; (b) the exchanging party shall effect the Exchange through an assignment of its rights (but not its obligations) under this Agreement, to a qualified intermediary; (c) the non-exchanging party shall not be required to take an assignment of the purchase agreement for the relinquished property or be required to acquire or hold title to any real property for purposes of consummating the Exchange; (d) the exchanging party shall pay any additional costs that would not otherwise have been incurred by either party had the exchanging party not consummated its purchase through the Exchange; and (e) such Exchange shall not affect the representations, warranties, liabilities and obligations of the parties to each other under this Agreement. The non-exchanging party shall not by this agreement or acquiescence to the Exchange (x) have its rights under this Agreement affected or diminished in any manner or be required to incur any additional liabilities or financial obligations or costs as a consequence of such cooperation, or (y) be responsible for compliance with or be deemed to have warranted to the exchanging party that the Exchange in fact complies with Section 1031 of the Code.

10.17 DISPUTE RESOLUTION: IN THE CASE OF ANY DISPUTE, CONTROVERSY, OR CLAIM ARISING FROM, OUT OF, OR IN CONNECTION WITH, OR RELATING TO, ANY TERM, PROVISION, OR CONDITION OF THIS AGREEMENT, OR ANY BREACH OR ALLEGED BREACH OF THIS AGREEMENT, THE PARTIES SHALL FIRST MEET AND

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CONFER IN AN ATTEMPT TO RESOLVE THEIR DIFFERENCES. AT ANY TIME AFTER FIFTEEN (15) DAYS FOLLOWING NOTICE IN WRITING BY ANY PARTY THAT IT DESIRES TO SO MEET AND CONFER (THE “MEET AND CONFER NOTICE”), ANY PARTY MAY REQUIRE NON-BINDING MEDIATION . THE MEDIATION SHALL BE CONDUCTED BY A JUDGE OF THE JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (“JAMS”) IN VIRGINIA BEACH, VIRIGINA. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, IF JAMS DOES NOT EXIST AT THE TIME OF SUCH CONTROVERSY THEN THE AMERICAN ARBITRATION ASSOCIATION (“AAA”) SHALL BE UTILIZED IN LIEU OF JAMS. IN THE EVENT THE AAA IS UTILIZED THE MEDIATION SHALL BE CONDUCTED BY A RETIRED JUDGE OF ANY SUPERIOR COURT OF VIRGINIA AND SHALL BE SELECTED BY THE AAA INDEPENDENT OF THE DESIRE OF ANY PARTY HEREUNDER UNLESS THE PARTIES HEREUNDER MUTUALLY AGREE ON SUCH MEDIATOR.

10.18    Limitation of Liability. Subject to the limits of Section 10.6 above, the obligations of Seller hereunder are intended to be binding only on the Seller’s interest in the Property (in the event this Agreement is terminated) or Seller’s net proceeds from the sale of the Property (if the Closing occurs) and the obligations of Seller shall not be personally binding upon, nor shall any resort be had to, the private properties of any of its trustees, officers, directors or shareholders, the general partners, officers, directors or shareholders thereof, or any employees or agents of Seller. The provisions of this Section 10.18 shall survive indefinitely the Closing, close of escrow and recordation of the Deed, and shall not be deemed merged into any of the Closing documents.

10.19    Joint and Several. If Buyer is comprised of more than one party, the parties constituting Buyer are jointly and severally liable for all representations, warranties, covenants, indemnities, and obligations of Buyer contained herein. Each Seller party shall be jointly and severally liable for the covenants, obligations, and liabilities of each Seller arising under or in connection with this Agreement and the documents and instruments executed and delivered by any Seller at Closing. Each Seller party shall be liable for any claim or liability to Buyer with respect to each other Seller party and each Individual Property, regardless of the fact that an individual Property may not be owned by a Seller party. If any Seller party is in default or breach of this Agreement, then all Seller parties shall be deemed to be in default or breach of this Agreement.

10.20 LEAD WARNING STATEMENT: Every purchaser of any interest in residential real property on which a residential dwelling was built prior to 1978 is notified that such property may present exposure to lead from lead-based paint that may place young children at risk of developing lead poisoning. Lead poisoning in young children may produce permanent neurological damage, including learning disabilities, reduced intelligence quotient, behavioral problems, and impaired memory. Lead poisoning also poses a particular risk to pregnant women. The seller of any interest in residential real property is required to provide the buyer with any information on lead-based paint hazards from risk assessments or inspections in the seller’s possession and notify the buyer of any known lead-based paint hazards. A risk assessment or inspection for possible lead-based paint hazards is recommended prior to purchase.

10.21    Property-Level Terminations. Notwithstanding anything to the contrary contained in this Agreement, the following provisions shall apply with respect to termination rights affecting individual Properties:

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(a)In the event (1) of a default by any Seller under this Agreement that affects less than all of the Properties, (2) of a breach by any Seller of any representation or warranty set forth in Section 7.1 (including, without limitation, the delivery of a Property Representation Notice disclosing an Exception Matter or a Material Adverse Change) that affects less than all of the Properties, or (3) any of the conditions contained in Sections 5.2 to Buyer’s obligation to proceed with the Closing hereunder affecting less than all of the Properties has not been satisfied as of the Closing Date (each such default, breach, or failed condition, a “Property Condition Failure”), then Buyer may, in its sole discretion, elect by written notice to Seller delivered on or prior to the Closing Date (or within five (5) business days after Buyer’s receipt of notice of such Property Condition Failure, if later) to: (i) terminate this Agreement in its entirety (the “Full Termination Right”); (ii) exclude the affected Property or Properties from this transaction and proceed to Closing with respect to the remaining Properties (such election, a “Buyer Property Drop Election” and such right, the “Drop Property Right”)); or (iii) waive such Property Condition Failure and proceed to Closing with respect to all Properties.

(b)Notwithstanding the foregoing, (i) if there is a Property Condition Failure with respect to any closing condition set forth in this Agreement that is solely in the control of Seller, and such Property Condition Failure does not result from the failure of any third party (including Buyer) to act, cooperate or deliver any document, agreement or other deliverable in any manner in order for Seller to satisfy such closing condition (“Seller Caused Property Condition Failure”), with respect to any one of the Allied Property, the Point Street Property, or the Dock Street Property (collectively, the “Harbor Point Properties”), Buyer may, as part of its Drop Property Right, elect to either (A) drop only the affected Harbor Point Property from the transaction, or (B) drop all three (3) Harbor Point Properties from the transaction and (ii) if there is a Property Condition Failure with respect to any one of the Encore Property, the Premier Property, or the Cosmopolitan Property (the “Town Center Properties”), Buyer may, as part of its Drop Property Right, elect to either (A) drop only the affected Town Center Property from the transaction, or (B) drop all three (3) Town Center Properties from the transaction. For the avoidance of doubt, a breach by Seller of any representation or warranty set forth in this Agreement affecting any Harbor Point Property shall be deemed a Seller Caused Property Condition Failure for purposes of this Section 10.21(b)(i).

(c)Notwithstanding anything to the contrary contained herein, in no event shall Buyer be required to close on any Property if, as of the Initial Closing Date, there exist Property Condition Failures with respect to five (5) or more Properties (taking into account, for purposes of such calculation, all three (3) Harbor Point Properties if any one Harbor Point Property has a Seller Caused Property Condition Failure and Buyer elects to exercise its rights under Section 10.21(b)(i)(B), and all three (3) Town Center Properties if any one Town Center Property has a Property Condition Failure and Buyer elects to exercise its rights under Section 10.21(b)(ii)(B)). If the foregoing threshold is met, Buyer shall be entitled to exercise its Full Termination Right.

(d)If Buyer elects to exercise its Full Termination Right pursuant to this Section 10.21 as a result of one or more Property Condition Failures, Seller may, within five (5) business days after receipt of Buyer’s termination notice, elect by written notice to Buyer to exclude the affected Property or Properties from the transaction (a “Seller Property Drop Election”), subject to the following limitations: (i) in no event may Seller exclude more than four (4) Properties pursuant to a Seller Property Drop Election; (ii) if Seller seeks to exclude any one Harbor Point Property, Buyer shall have the right to require that all three (3) Harbor Point Properties be excluded from the transaction; (iii) if Seller seeks to exclude any one Town

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Center Property, Buyer shall have the right to require that all three (3) Town Center Properties be excluded from the transaction; (iv) Seller may not deliver a Seller Property Drop Election if, after giving effect thereto (including application of clauses (ii) and (iii) above), the number of Properties to be excluded would exceed four (4); and (v) upon delivery of a valid Seller Property Drop Election, Buyer’s Full Termination Right shall be nullified solely with respect to the Properties not subject to such Seller Property Drop Election, and Buyer shall be obligated to proceed to Closing with respect to such remaining Properties.

(e)Notwithstanding anything to the contrary contained herein, the Greenside Closing Conditions shall be evaluated separately from, and subsequent to, the closing conditions applicable to the other Properties in accordance with Sections 3.6, 3.7, and 5.2(n) of this Agreement. If Buyer is entitled to and does exercise its Full Termination Right with respect to this Agreement due to Property Condition Failures affecting Properties other than the Greenside Property, then this Agreement shall terminate in its entirety, including with respect to the Greenside Property, and the Retained Greenside Deposit (if any) shall be refunded to Buyer.

(f)Upon delivery of a Buyer Property Drop Election or a valid Seller Property Drop Election (each, a “Property Drop Election”): (i) the affected Property or Properties shall be excluded from the transaction, and neither Seller nor Buyer shall have any further rights or obligations under this Agreement with respect to such excluded Property or Properties, except for those obligations that expressly survive termination, (ii) the Purchase Price shall be reduced by an amount equal to the Allocated Purchase Price of the excluded Property or Properties, (iii) Funding Agent shall refund to Buyer a portion of the Earnest Money Deposit equal to the product of (A) the Earnest Money Deposit multiplied by (B) a fraction, the numerator of which is the Allocated Purchase Price of the excluded Property or Properties and the denominator of which is the Purchase Price (prior to any reduction), (iv) the Earnest Money Deposit (as reduced by such refund) shall remain in escrow and applied to the Purchase Price at Closing for the remaining Properties in accordance with the terms of this Agreement, and (v) this Agreement shall remain in full force and effect with respect to the remaining Properties, and the parties shall proceed to Closing with respect to such remaining Properties in accordance with the terms of this Agreement. In the event of the exercise of the Full Termination Right, the Funding Agent shall refund the Earnest Money Deposit to Buyer and neither party shall have any further rights or liabilities hereunder except as provided in this Agreement.

(g)For the avoidance of doubt, Buyer’s exercise of a Buyer Property Drop Election shall be without prejudice to Buyer’s right to recover Transaction Costs (subject to the Transaction Costs Cap) from Seller with respect to the excluded Property or Properties in accordance with Section 8.2.

(h)In the event that a New Exception arises after the Effective Date that affects less than all of the Properties, then either (1) Buyer may elect by written notice to Seller delivered on or prior to the Closing Date, or (2) Seller may elect by written notice to Buyer delivered simultaneously with its delivery of its notice to Buyer in accordance with Section 3.5 of its election not to cure such New Exception, to exclude the affected Property or Properties from this transaction (a “Title Drop Election”). Upon delivery of a Title Drop Election by either party: (i) the affected Property or Properties shall be excluded from the transaction, and neither Seller nor Buyer shall have any further rights or obligations under this Agreement with respect to such excluded Property or Properties, except for those obligations that expressly survive termination; (ii) the Purchase Price shall be reduced by an amount equal to the Allocated Purchase Price of the excluded Property or Properties; (iii) Funding Agent shall refund to Buyer a portion of the Earnest

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Money Deposit equal to the product of (A) the Earnest Money Deposit multiplied by (B) a fraction, the numerator of which is the Allocated Purchase Price of the excluded Property or Properties and the denominator of which is the Purchase Price (prior to any reduction); (iv) the Earnest Money Deposit (as reduced by such refund) shall remain in escrow and applied to the Purchase Price at Closing for the remaining Properties in accordance with the terms of this Agreement; and (v) this Agreement shall remain in full force and effect with respect to the remaining Properties, and the parties shall proceed to Closing with respect to such remaining Properties in accordance with the terms of this Agreement.

(i)Nothing in this Section 10.21 shall limit Buyer’s right to terminate this Agreement in its entirety pursuant to Section 8.2 or Section 3.5, as applicable. The election of a Property Drop Election or a Title Drop Election shall be in Buyer’s or Seller’s (as applicable) sole discretion, and shall not be deemed a waiver of any other rights or remedies available to such party under this Agreement or at law or in equity.

Remainder of Page Intentionally Left Blank; Signature Pages Follow

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year written below.

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SELLER:

SOUTHERN POST, LLC

By:    ___________________________________
    Name:
            Title:

HARBOR POINT PARCEL 4 DEVELOPMENT, LLC

By:    ___________________________________
    Name:
            Title:

BLOCK STREET RESIDENTIAL DEVELOPMENT, LLC

By:    ___________________________________
    Name:
            Title:

HARBOR POINT PARCEL 2-RESIDENTIAL, LLC

By:    ___________________________________
    Name:
            Title:

HARDING PLACE RESIDENTIAL PARTNERS, LLC

By:    ___________________________________
    Name:
            Title:

CHRONICLE HOLDINGS, LLC

By:    ___________________________________
    Name:
            Title:

700 CENTER RESIDENTIAL, LLC

By:    ___________________________________
    Name:
              Title:

CHRONICLE MILL TRACT II, LLC

By:    ___________________________________
    Name:
            Title:

TCA BLOCK 11 APARTMENTS, LLC

By:    ___________________________________
    Name:
            Title:

TOWN CENTER ASSOCIATES 9, L.L.C.

By:    ___________________________________
    Name:
            Title:

TOWN CENTER BLOCK 10 APARTMENTS, L.P.

By:    __________________________________
    Name:
            Title:

WASHINGTON AVENUE APARTMENTS, L.L.C.

By:    ___________________________________
    Name:
            Title:

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BUYER:	HGI ACQUISITIONS, LLC, a Virginia limited liability company By:_______________________ Name: T. Richard Litton, Jr. Title: President

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Funding Agent has executed this Agreement in order to confirm that Funding Agent shall act as escrowee with respect to and hold in escrow the Earnest Money Deposit and the interest earned thereon, and shall disburse the Earnest Money Deposit and the interest earned thereon, pursuant to the provisions of Article 9.

                         STEWART TITLE GUARANTY COMPANY

By: Name: Title:

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INDEMNITOR JOINDER

By its signature below, AH Realty Trust, LP, hereby agrees to be bound by the obligations set forth in Section 4.29, Section 5.2(o) (solely with respect to Indemnitor’s indemnification obligations related to the Declaration of Covenants (City Profit Sharing) for the Harbor Point Properties set forth in Section 2.c.ii of Schedule 5.2(o) (Closing Conditions)) and Section 10.6.

INDEMNITOR:

AH REALTY TRUST, LP,
a Virginia limited partnership

By: AH Realty Trust Inc.,
its General Partner

By: _________________
Name: Matthew T. Barnes-Smith
Title: Chief Financial Officer

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SCHEDULE 1.1(b)

SELLER PARTIES

Property Name	Property Owner	State of Formation
Chandler Residences	Southern Post, LLC	GA
Allied Harbor Point	Harbor Point Parcel 4 Development, LLC	MD
1405 Point Street	Block Street Residential Development, LLC	MD
1305 Dock Street	Harbor Point Parcel 2-Residential, LLC	DE
Greenside	Harding Place Residential Partners, LLC	VA
Chronicle Mill	Chronicle Holdings, LLC, Chronicle Mill Tract II, LLC	VA
The Edison	700 Center Residential, LLC	VA
Encore 4505	TCA Block 11 Apartments, LLC	VA
Premier	Town Center Associates 9, L.L.C.	VA
The Cosmopolitan	Town Center Block 10 Apartments, L.P.	VA
Liberty Apartments	Washington Avenue Apartments, L.L.C.	VA

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SCHEDULE 1.1(d)

PROPERTY ADDRESS

Property Name	Address	Ownership Interest
Chandler Residences	1055 Alpharetta St, Roswell, GA 30075	Leasehold -Tax Bond (Condominium) – Master Unit 1 only (Residential)
Allied Harbor Point (the “Allied Property”)	1402 Point St, Baltimore, MD 21231	Fee Simple (Condominium) – (1) South Residential Unit, (2) South Retail Unit and (3) East Retail Unit
1405 Point Street	1405 Point St, Baltimore, MD 21231	Leasehold Interest
1305 Dock Street (the “Dock Street Property”)	1305 Dock St, Baltimore, MD 21231	Fee Simple (Condominium) – Residential Unit only
Greenside	1315 Harding Pl, Charlotte, NC 28204	Fee Simple
Chronicle Mill (the “Chronicle Mill Property”)	96 East Catawba St, Belmont, NC 28012	Fee Simple
The Edison (the “Edison Property”)	700 E Franklin St, Richmond, VA 23219	Fee Simple
Encore 4505 (the “Encore Property”)	4505 Main St, Virginia Beach, VA 23462	Fee Simple (Condominium) – Apartments Unit only
Premier (the “Premier Property”)	165 Central Park Ave, Virginia Beach, VA 23462	Fee Simple (Condominium) – Apartments Unit only
The Cosmopolitan (the “Cosmopolitan Property”)	4544 Columbus St, Virginia Beach, VA 23462	Fee Simple (Condominium) – Apartments Unit only
Liberty Apartments (the “Liberty Property”)	3201 Washington Ave, Newport News, VA 23607	Fee Simple

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SCHEDULE 3.6(a)

LOAN INFORMATION SCHEDULE

(See attached)

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SCHEDULE 4.7

CONDOMINIUM ESTOPPELS

(a)Required Condominium Estoppels
a.Harbor Point
i.Dock Street
1.Harbor Point Master Land Condominium*
2.Harbor Point Parcel 2 Commercial Condominium
ii.Allied
1.Harbor Point Master Land Condominium*
2.Harbor Point Parcel 4 Commercial Condominium*
3.Allied Harbor Point Parcel 4 Condominium
iii.Point Street
1.Harbor Point Phase I Land Condominium*
b.Town Center
i.Encore
1.Town Center Condominium 11
ii.Premier
1.Town Center Condominium 9
iii.Cosmopolitan
1.Town Center Condominium 10
c.Chandler
i.Southern Post Master Condominium

* Indicates a Third Party Controlled Condominium

(b)Condominium Statements

Maryland

a.Harbor Point Master Land Condominium (Dock and Allied)
i.Except as set forth in Exhibit A, the Declaration, Bylaws and Condominium Plat (collectively, the “Condominium Instruments”) are unmodified and in full force and effect, and no meeting of the Council of Unit Owners has been scheduled for the purpose of approving any amendments thereto.
ii.There is no default by the Unit Owner of Harbor Point Land Unit 2 or Harbor Point Land Unit 4 (the “Subject Units”) that remains uncured, and the Council of Unit Owners has no actual knowledge of any event, fact, or condition that has occurred which, with the giving of notice or the passage of time, or both, would constitute a default under the Condominium Instruments, except as follows: _________.
iii.The Council of Unit Owners has not adopted any budget, levied any assessments, or imposed any charges upon the Subject Units. There are no unpaid assessments, fees, costs, charges, interest, fines, attorneys’ fees, or other amounts currently due and owing with respect to the Subject Units or Unit Owners except

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as follows: __________. There are no assessments, reimbursements or other charges contemplated by the Council to be assessed against the Subject Units within the next six (6) months, which are now known, except as follows: ___________.
iv.The Council of Unit Owners does not maintain any capital reserve fund, general operating reserve fund, or operating budget, nor does it maintain any insurance coverage for the Condominium or the Subject Units.
v.The Council of Unit Owners has not received written notice of any pending or threatened litigation, arbitration, administrative, or mediation proceeding involving the Council of Unit Owners.
vi.The Council of Unit Owners has not received written notice of any governmental investigations, code violations, condemnation proceedings, or zoning actions affecting the Council of Unit Owners.
vii.The Council of Unit Owners has no Board of Directors; all powers and duties of the Council are exercised solely by the Council of Unit Owners.
viii.The Council of Unit Owners does not currently employ a managing agent.
ix.The Council of Unit Owners has not received written notice from any Mortgagee regarding any default, acceleration or other matters affecting the Subject Units.
x.The Council has not received any written notice of any default or dispute with respect to the Subject Units under that certain Easement and Cost Sharing Agreement (Harbor Point) of even date with the Declaration, recorded among the Land Records.
b.Harbor Point Parcel 2 Commercial Condominium (Dock)
i.Except as set forth in Exhibit A, the Declaration, Bylaws and Condominium Plat (collectively, the “Condominium Instruments”) are unmodified and in full force and effect, and no meeting of the Council of Unit Owners has been scheduled for the purpose of approving any amendments thereto.
ii.To the actual knowledge of the Council of Unit Owners, without any duty to investigate, there is no default in any material respect by the Unit Owner of the Residential Unit that remains uncured, and no event has occurred which, with the giving of notice or the passage of time, or both, would constitute a default under the Condominium Instruments, except as follows: _________.
[IF THERE IS NO BUDGET AND NO ASSESMENTS]
iii.The Council of Unit Owners has not adopted any budget, levied any assessments, or imposed any charges upon the Unit Owners. There are no unpaid assessments, fees, costs, charges, interest, fines, attorneys’ fees, or other amounts

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currently due and owing with respect to the Residential Unit or Unit Owner thereof except as follows: __________.
[IF THERE IS A BUDGET AND ASSESSMENTS]
iii.Attached hereto as Exhibit B is a copy of the current budget (and if prepared for the next fiscal year, the budget for the next fiscal year) for the Condominium. The current regular [annual/quarterly/monthly] assessment payable by the Unit Owner of the Residential Unit is $______________. All regular assessments have been paid in full through ________________. There are no special assessments currently levied or pending against the Residential Unit, except as follows: ____________. There are no unpaid assessments, fees, costs, charges, interest, fines, attorneys’ fees, or other amounts currently due and owing with respect to the Residential Unit or the Unit Owner thereof except as follows: __________. No increases in assessments have been approved or proposed by the Council of Unit Owners or any Board of Directors (if applicable) that have not yet taken effect.
[IF THERE ARE RESERVE FUNDS]
iv.The current balance of the reserve accounts of the Council of Unit Owners [is/are] as follows: [INSERT FOR EACH AS APPLICABLE] (a) $______________ is currently held as a capital reserve fund for replacement of the General Common Elements, and (b) $_________ is currently held as a general operating reserve fund. The aforementioned reserves have not been pledged or assigned, except as follows: ________________.
[IF THERE ARE NO RESERVE FUNDS]
iv.The Council of Unit Owners does not maintain a capital reserve fund or an operating reserve fund.
v.The Council of Unit Owners maintains all insurance coverage required by the Declaration and applicable law, if any, and to the extent applicable any and all insurance premiums for such policies of insurance have been paid current. No claims are pending under any policies of insurance maintained by the Council of Unit Owners with respect to the Residential Unit or the General Common Elements.
vi.The Council of Unit Owners has not received written notice of any pending or threatened litigation, arbitration, administrative, or mediation proceeding involving the Council of Unit Owners.
vii.The Council of Unit Owners has not received written notice of any governmental investigations, code violations, condemnation proceedings, or zoning actions affecting the Council of Unit Owners.
[IF THERE IS NO BOARD]
viii.The Council of Unit Owners has no Board of Directors; all powers and duties of the Council are exercised solely by the Council of Unit Owners.
[IF THERE IS A BOARD]

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viii.The Council of Unit Owners is governed by a Board of Directors in accordance with the Bylaws. The current members of the Board of Directors are as follows: ________________.
ix.The Council of Unit Owners does not currently employ a managing agent.
x.The Council of Unit Owners has not received written notice from any Mortgagee regarding any default, acceleration or other matters affecting the Unit.
xi.The Council of Unit Owners has not received written notice of any defaults, and the Council of Unit Owners has no actual knowledge of any facts or circumstances which would, with the passage of time and/or the giving of notice, or both, constitute a default or an event of default, with respect to the Condominium under that certain Declaration of Condominium for Harbor Point Master Land Condominium, dated March 21, 2014 and recorded in Liber 16101, Page 424, of the land records of the City of Baltimore, as amended.
c.Harbor Point Parcel 4 Commercial Condominium (Allied)
i.Except as set forth in Exhibit A, the Declaration, Bylaws and Condominium Plat (collectively, the “Condominium Instruments”) are unmodified and in full force and effect, and no meeting of the Council of Unit Owners has been scheduled for the purpose of approving any amendments thereto.
ii.To the actual knowledge of the Council of Unit Owners, without any duty to investigate, there is no default in any material respect by the Unit Owner of HP Parcel 4 Commercial Condominium Unit 1 that remains uncured, and no event has occurred which, with the giving of notice or the passage of time, or both, would constitute a default under the Condominium Instruments, except as follows: _________.
[IF THERE IS NO BUDGET AND NO ASSESMENTS]
iii.The Council of Unit Owners has not adopted any budget, levied any assessments, or imposed any charges upon the Unit Owners. There are no unpaid assessments, fees, costs, charges, interest, fines, attorneys’ fees, or other amounts currently due and owing with respect to HP Parcel 4 Commercial Condominium Unit 1 or the Unit Owner thereof except as follows: __________.
[IF THERE IS A BUDGET AND ASSESSMENTS]
iii.Attached hereto as Exhibit B is a copy of the current budget (and if prepared for the next fiscal year, the budget for the next fiscal year) for the Condominium. The current regular [annual/quarterly/monthly] assessment payable by the Unit Owner of the HP Parcel 4 Commercial Condominium Unit 1 is $______________. All regular assessments have been paid in full through ________________. There are no special assessments currently levied or pending against HP Parcel 4 Commercial Condominium Unit 1, except as follows: ____________. There are no unpaid assessments, fees, costs, charges, interest, fines, attorneys’ fees, or other amounts currently due and owing with respect to the HP Parcel 4 Commercial Condominium Unit 1 or Unit Owner

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thereof except as follows: __________. No increases in assessments have been approved or proposed by the Council of Unit Owners or any Board of Directors (if applicable) that have not yet taken effect.
[IF THERE ARE RESERVE FUNDS]
iv.The current balance of the reserve accounts of the Council of Unit Owners [is/are] as follows: [INSERT FOR EACH AS APPLICABLE] (a) $______________ is currently held as a capital reserve fund for replacement of the General Common Elements, and (b) $_________ is currently held as a general operating reserve fund. The aforementioned reserves have not been pledged or assigned, except as follows: ________________.
[IF THERE ARE NO RESERVE FUNDS]
iv.The Council of Unit Owners does not maintain a capital reserve fund or an operating reserve fund.
v.The Council of Unit Owners maintains all insurance coverage required by the Declaration and applicable law, if any, and to the extent applicable any and all insurance premiums for such policies of insurance have been paid current. No claims are pending under any policies of insurance maintained by the Council of Unit Owners with respect to HP Parcel 4 Commercial Condominium Unit 1 or the General Common Elements.
vi.The Council of Unit Owners has not received written notice of any pending or threatened litigation, arbitration, administrative, or mediation proceeding involving the Council of Unit Owners.
vii.The Council of Unit Owners has not received written notice of any governmental investigations, code violations, condemnation proceedings, or zoning actions affecting the Council of Unit Owners.
[IF THERE IS NO BOARD]
viii.The Council of Unit Owners has no Board of Directors; all powers and duties of the Council are exercised solely by the Council of Unit Owners.
[IF THERE IS A BOARD]
viii.The Council of Unit Owners is governed by a Board of Directors in accordance with the Bylaws. The current members of the Board of Directors are as follows: ___________.
ix.The Council of Unit Owners does not currently employ a managing agent.
x.The Council of Unit Owners has not received written notice from any Mortgagee regarding any default, acceleration or other matters affecting the Unit.
xi.The Council of Unit Owners has not received written notice of any defaults, and the Council of Unit Owners has no actual knowledge of any facts or circumstances which would, with the passage of time and/or the giving of notice, or both, constitute a default or an event of default, with respect to the

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Condominium under that certain Declaration of Condominium for Harbor Point Master Land Condominium, dated March 21, 2014 and recorded in Liber 16101, Page 424, of the land records of the City of Baltimore, as amended.
d.Allied Harbor Point Parcel 4 Condominium (Allied)
i.Except as set forth in Exhibit A, the Declaration, Bylaws and Condominium Plat (collectively, the “Condominium Instruments”) are unmodified and in full force and effect, and no meeting of the Council of Unit Owners has been scheduled for the purpose of approving any amendments thereto.
ii.To the actual knowledge of the Council of Unit Owners, without any duty to investigate, there is no default in any material respect by the Unit Owner of the South Residential Unit, South Retail Unit or East Retail Unit that remains uncured, and no event has occurred which, with the giving of notice or the passage of time, or both, would constitute a default under the Condominium Instruments, except as follows: _________.
[IF THERE IS NO BUDGET AND NO ASSESMENTS]
iii.The Council of Unit Owners has not adopted any budget, levied any assessments, or imposed any charges upon the Unit Owners. There are no unpaid assessments, fees, costs, charges, interest, fines, attorneys’ fees, or other amounts currently due and owing with respect to the South Residential Unit, South Retail Unit or East Retail Unit, or the Unit Owner thereof, except as follows: __________.
[IF THERE IS A BUDGET AND ASSESSMENTS]
iii.Attached hereto as Exhibit B is a copy of the current budget (and if prepared for the next fiscal year, the budget for the next fiscal year) for the Condominium. The current regular [annual/quarterly/monthly] assessment payable by the Unit Owner of the South Residential Unit, South Retail Unit and East Retail Unit is as follows: (i) South Residential Unit $______________, (ii) South Retail Unit $__________, and (iii) East Retail Unit $_____________. All regular assessments have been paid in full for each Unit as follows: (i) for the South Residential Unit through _______________, (ii) for the South Retail Unit through ____________, and (iii) for the East Retail Unit through _____________. There are no special assessments currently levied or pending against the South Residential Unit, South Retail Unit or East Retail Unit, except as follows: ____________. There are no unpaid assessments, fees, costs, charges, interest, fines, attorneys’ fees, or other amounts currently due and owing with respect to the South Residential Unit, South Retail Unit or East Retail Unit, or as to the Unit Owner thereof, except as follows: ______________. No increases in assessments have been approved or proposed by the Council of Unit Owners or any Board of Directors (if applicable) that have not yet taken effect.
[IF THERE ARE RESERVE FUNDS]
iv.The current balance of the reserve accounts of the Council of Unit Owners [is/are] as follows: [INSERT FOR EACH AS APPLICABLE] (a) $______________ is currently held as a capital reserve fund for replacement of

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the General Common Elements, and (b) $_________ is currently held as a general operating reserve fund. The aforementioned reserves have not been pledged or assigned, except as follows: ________________.
[IF THERE ARE NO RESERVE FUNDS]
iv.The Council of Unit Owners does not maintain a capital reserve fund or an operating reserve fund.
v.The Council of Unit Owners maintains all insurance coverage required by the Declaration and applicable law, if any, and to the extent applicable all insurance premiums for such policies of insurance have been paid current. No claims are pending under any policies of insurance maintained by the Council of Unit Owners with respect to the South Residential Unit, the South Retail Unit, the East Retail Unit, or the General Common Elements.
vi.The Council of Unit Owners has not received written notice of any pending or threatened litigation, arbitration, administrative, or mediation proceeding involving the Council of Unit Owners.
vii.The Council of Unit Owners has not received written notice of any governmental investigations, code violations, condemnation proceedings, or zoning actions affecting the Council of Unit Owners.
[IF THERE IS NO BOARD]
vii.The Council of Unit Owners has no Board of Directors; all powers and duties of the Council are exercised solely by the Council of Unit Owners.
[IF THERE IS A BOARD]
viii.The Council of Unit Owners is governed by a Board of Directors in accordance with the Bylaws. The current members of the Board of Directors are as follows: __________.
ix.The Council of Unit Owners does not currently employ a managing agent.
x.The Council of Unit Owners has not received written notice from any Mortgagee regarding any default, acceleration or other matters affecting the Unit.
xi.The Council of Unit Owners has not received written notice of any defaults, and the Council of Unit Owners has no actual knowledge of any facts or circumstances which would, with the passage of time and/or the giving of notice, or both, constitute a default or an event of default, with respect to the Condominium under that certain Declaration of Condominium for Harbor Point Master Land Condominium, dated March 21, 2014 and recorded in Liber 16101, Page 424, of the land records of the City of Baltimore, as amended.
e.Harbor Point Phase I Land Condominium (Point)
i.Except as set forth in Exhibit A, the Declaration, Bylaws and Condominium Plat (collectively, the “Condominium Instruments”) are unmodified and in full force

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and effect, and no meeting of the Council of Unit Owners has been scheduled for the purpose of approving any amendments thereto.
ii.To the actual knowledge of the Council of Unit Owners, without any duty to investigate, there is no default in any material respect by the Unit Owner of Land Unit 2 that remains uncured, and no event has occurred which, with the giving of notice or the passage of time, or both, would constitute a default under the Condominium Instruments, except as follows: _________.
[IF THERE IS NO BUDGET AND NO ASSESMENTS]
iii.The Council of Unit Owners has not adopted any budget, levied any assessments, or imposed any charges upon the Unit Owners. There are no unpaid assessments, fees, costs, charges, interest, fines, attorneys’ fees, or other amounts currently due and owing with respect to the Land Unit 2 or Unit Owner thereof except as follows: __________.
[IF THERE IS A BUDGET AND ASSESSMENTS]
viii.Attached hereto as Exhibit B is a copy of the current budget (and if prepared for the next fiscal year, the budget for the next fiscal year) for the Condominium. The current regular [annual/quarterly/monthly] assessment payable by the Unit Owner of Land Unit 2 is $______________. All regular assessments have been paid in full through ________________. There are no special assessments currently levied or pending against Land Unit 2, except as follows: ____________. There are no unpaid assessments, fees, costs, charges, interest, fines, attorneys’ fees, or other amounts currently due and owing with respect to Land Unit 2 or Unit Owner thereof except as follows: __________. No increases in assessments have been approved or proposed by the Council of Unit Owners or any Board of Directors (if applicable) that have not yet taken effect.
[IF THERE ARE RESERVE FUNDS]
ix.The current balance of the reserve accounts of the Council of Unit Owners [is/are] as follows: [INSERT FOR EACH AS APPLICABLE] (a) $______________ is currently held as a capital reserve fund for replacement of the General Common Elements, and (b) $_________ is currently held as a general operating reserve fund. The aforementioned reserves have not been pledged or assigned, except as follows: ________________.
[IF THERE ARE NO RESERVE FUNDS]
iv.The Council of Unit Owners does not maintain a capital reserve fund or an operating reserve fund.
v.The Council of Unit Owners maintains all insurance coverage required by the Declaration and applicable law, if any, and to the extent applicable any and all insurance premiums for such policies have been paid current. No claims are pending under any policies of insurance maintained by the Council of Unit Owners with respect to Land Unit 2 or the General Common Elements.

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vi.The Council of Unit Owners has not received written notice of any pending or threatened litigation, arbitration, administrative, or mediation proceeding involving the Council of Unit Owners.
vii.The Council of Unit Owners has not received written notice of any governmental investigations, code violations, condemnation proceedings, or zoning actions affecting the Council of Unit Owners.
[IF THERE IS NO BOARD]
vii.The Council of Unit Owners has no Board of Directors; all powers and duties of the Council are exercised solely by the Council of Unit Owners.
[IF THERE IS A BOARD]
viii.The Council of Unit Owners is governed by a Board of Directors in accordance with the Bylaws. The current members of the Board of Directors are as follows: _________________.
ix.The Council of Unit Owners does not currently employ a managing agent.
x.The Council of Unit Owners has not received written notice from any Mortgagee regarding any default, acceleration or other matters affecting the Unit.
xi.The Council of Unit Owners hereby acknowledges receipt of notice from the Owner of Unit 2 and the tenant under the ground lease affecting Unit 2 (the “Ground Tenant”) of their mutual agreement that the Ground Tenant shall be entitled to exercise all rights of the Owner under the Condominium Instruments, including without limitation all voting rights, and to receive all notices that would otherwise be issued to the Owner of Unit 2. The Council of Unit Owners agrees to recognize the Ground Tenant's exercise of such rights and to deliver all such notices to the Ground Tenant unless and until the Council of Unit Owners receives written instruction to the contrary from the Owner of Unit 2 or the Ground Tenant.
Virginia

a.All Town Center Condominiums
i.Except as set forth in Exhibit A, the Declaration, By-laws, Plat and Plans (collectively, the “Condominium Instruments”) are unmodified and in full force and effect, and no meeting of the Association has been scheduled for the purpose of approving any amendments thereto. Exhibit A also includes, as applicable, all rules and regulations which are applicable to the Condominium.
ii.To the actual knowledge of the Association, without any duty to investigate, there is no default in any material respect by the Unit Owner of [INSERT APPLICABLE UNIT REFERENCE] that remains uncured, and no event has occurred which, with the giving of notice or the passage of time, or both, would constitute a default under the Condominium Instruments, except as follows: _________.

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[IF THERE IS NO BUDGET AND NO ASSESMENTS]
iii.The Association has not adopted any budget, levied any assessments, or imposed any charges upon the Unit Owners. There are no unpaid assessments, fees, costs, charges, interest, fines, attorneys’ fees, or other amounts currently due and owing with respect to the [INSERT APPLICABLE UNIT REFERENCE] or Unit Owner thereof except as follows: __________.
[IF THERE IS A BUDGET AND ASSESSMENTS]
iii.Attached hereto as Exhibit B is a copy of the current budget (and if prepared for the next fiscal year, the budget for the next fiscal year) for the Condominium. The current regular [annual/quarterly/monthly] assessment payable by the Unit Owner of [INSERT APPLICABLE UNIT REFERENCE] is $______________. All regular assessments have been paid in full through ________________. There are no special assessments currently levied or pending against [INSERT APPLICABLE UNIT REFERENCE], except as follows: ____________. There are no unpaid assessments, fees, costs, charges, interest, fines, attorneys’ fees, or other amounts currently due and owing with respect to [INSERT APPLICABLE UNIT REFERENCE] or the Unit Owner thereof except as follows: __________. No increases in assessments have been approved or proposed by the Association or any Board of Directors (if applicable) that have not yet taken effect.
[IF THERE ARE RESERVE FUNDS]
iv.The current balance of the reserve accounts of the Association [is/are] as follows: [INSERT FOR EACH AS APPLICABLE] (a) $______________ is currently held as a capital reserve fund for replacement of the Common Elements, and (b) $_________ is currently held as a general operating reserve fund. The aforementioned reserves have not been pledged or assigned, except as follows: ________________.
[IF THERE ARE NO RESERVE FUNDS]
iv.The Association does not maintain a capital reserve fund or an operating reserve fund.
v.The Association maintains all insurance coverage required by the Declaration and applicable law, if any, and to the extent applicable any and all insurance premiums for such policies have been paid current. No claims are pending under any policies of insurance maintained by the Association with respect to [INSERT APPLICABLE UNIT REFERENCE] or the Common Elements.
vi.The Association has not received written notice of any pending or threatened litigation, arbitration, administrative, or mediation proceeding involving the Association.
vii.The Association has not received written notice of any governmental investigations, code violations, condemnation proceedings, or zoning actions affecting the Association.
[IF THERE IS NO BOARD]

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vii.The Association has no Board of Directors; all powers and duties of the Association are exercised solely by the Association.
[IF THERE IS A BOARD]
viii.The Association is governed by a Board of Directors in accordance with the Bylaws. The current members of the Board of Directors are as follows: _________________.
ix.The Association does not currently employ a managing agent.
x.The Association has not received written notice from any Mortgagee regarding any default, acceleration or other matters affecting the Unit.
xi.Check one:
a.☐ No Units in the Condominium are currently owned by the City of Virginia Beach Development Authority or any other Governmental Agency.
b.☐ The following Unit(s) are owned by a Governmental Agency: _________________________________________________. The implications for assessment allocations are as follows: _________________________________________________.

Georgia

a.The Declaration, the Bylaws and/or the Floor Plans are unmodified (except as identified in the estoppel) and in full force and effect (the “Master Condominium Instruments”). The Association has not received written notice of any proposed amendments to the Declaration, Bylaws, or rules and regulations and the Board has not voted upon any amendments to the Declaration, Bylaws, or rules and regulations since the formation of the Condominium.
b.To the Master Association’s actual knowledge without any duty to investigate, there is no default in any material respects (or stating the nature of the alleged default) by the current Owner of Master Unit #1 that remains uncured and no event has occurred which, with the giving of notice or the passage of time, or both, would constitute a default under the Master Condominium Instruments.
c.Such other matters with respect to the Master Condominium Instruments as may reasonably be requested.
i.The current Base Assessment payable by the Owner of Master Unit #1 is $___________ per __________.*  All Base Assessments have been paid in full through ____________, 202__.

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ii.There are no Special Assessments currently levied or pending against the Master Unit #1 and the Board has not voted upon any special assessments since the formation of the Condominium.
iii.No assessments, late charges, interest, fines, attorneys’ fees, or other amounts are currently due and owing to the Master Association from the current owner of Master Unit #1.*
iv.The current balance of the capital reserve fund for replacement of Common Elements, if any, is $____________. .
v.The current balance of the general operating fund maintained by the Master Association is $____________, and no portion of such reserves has been pledged or assigned.
vi.Attached hereto as Exhibit [__] is a copy of the current operating budget for the Master Condominium.
vii.The Master Association maintains all insurance coverage required by the Master Declaration and applicable law, and all such policies are currently in full force and effect.  All premiums for the insurance policies have been paid current, and the Master Association has not received written notice of any claims that are pending threatened that could materially affect insurance coverage or result in cancellation or non-renewal of any policy.  The Master Association does not maintain separate general liability insurance policies for individual Master Units; each Master Unit Owner is responsible for obtaining its own liability coverage as required by Section 11.7 of the Master Declaration.  The Master Association has not received written notice of any pending claims under any such policies regarding Master Unit #1, Common Elements, or Limited Common Elements appurtenant thereto.
viii.The Master Association has not received written notice of any pending or threatened litigation, arbitration, administrative proceeding, or mediation involving the Master Association,.
ix.The Master Association has not received written notice of any pending or threatened governmental investigations, code violations, condemnation proceedings, zoning actions, or similar governmental actions affecting the Master Association.
x.No violations of the Master Condominium Instruments have been asserted by the Master Association against Master Unit #1 or its current Owner that remains uncured.
xi.The current members of the Board of Directors are: ___________________________________. There are no pending vacancies on the Board.

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xii.The Association does not currently employ a managing agent.
xiii.No notices have been received by the Master Association from any Mortgagee regarding defaults, acceleration, or other matters affecting Master Unit #1 or the Master Condominium that remains uncured.
The Master Association acknowledges that Master Unit #1 may be subject to a Bond Lease with the Development Authority of Fulton County.  During the term of any Bond Lease and subject to the terms therein, the Master Association recognizes tenant thereunder is entitled to exercise all rights as the Owner under the Master Condominium Instruments, including easement rights, voting rights, and the right to appoint a director to serve on the Board.

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SCHEDULE 4.8

GREENSIDE REPAIRS

1.Seller shall have completed the Greenside Repairs and all work on the façade project at the Greenside Property, including (A) delivery to Buyer of a certification from a licensed professional engineer confirming that the facade repairs have been completed in accordance with all applicable codes and laws, (B) evidence of payment in full of all contractors, subcontractors, and suppliers in connection with such work, (C) delivery of final, unconditional lien waivers from all contractors, subcontractors, suppliers, and materialmen that performed work or supplied materials in connection with the facade project, and (D) cancellation or release of any mechanics’ liens or similar encumbrances filed in connection therewith;
2.Seller shall have fully restored all interior common areas at the Greenside Property, including (A) complete replacement of all carpeting in hallways and common areas and (B) repainting of all hallways and common areas. If any other areas of the Greenside Property have been damaged during the construction project, Seller shall have restored such areas to at least the condition they were in immediately prior to the commencement of construction;
3.All vacant residential units at the Greenside Property shall have been brought to Rent Ready Condition; and
4.All outstanding violations, citations, notices of violation, or similar notices from any governmental authority affecting the Greenside Property shall have been cleared, cured, or resolved and Buyer shall have received evidence thereof from the applicable governmental authority.
5.Those other items set forth on Exhibit A attached hereto.

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Exhibit A to Greenside Repairs

(See attached)

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SCHEDULE 4.9

(a) OPEN ZONING REPORTS

1.    Edison: fire violations pending, COO pending
2.    Cosmo: COO pending
3.    Dock: COO pending, fire violations pending
4.    Allied: COO pending, fire violations pending
5.    Point: COO pending, fire violations pending
6.    Chronicle Mill: municipal zoning letter pending, fire, building, and zoning violations pending

(b) EXISTING VIOLATIONS

1.Edison
a.Open building code violation: RVA311 PDR000027124 – Interior Maintenance Issue (Elevators).

2.Greenside
a.Open fire code violations: (1) V-CODE 201 and (2) V-CODE 202 (to be cured in conjunction with Greenside Repairs).

3.Chronicle Mill
a.Urban Forestry: Remediation of a City of Charlotte tree violation at the property. The violation relates to a missing City-required tree near the parking garage entry. The proposed scope of work includes removing and transplanting existing plant material, excavating and amending the soil to meet City requirements, and installing a 2” caliper Shumard Oak. The total estimated cost is $2,688.00.
b.Elevator Violations:  The below elevator violations:

Violation	Car 1 (State No. 31893)	Car 2 (State No. 31894)
Door restrictor not in proper working order (Code 8.6.4.13.1(i))	Cited	Cited
Pit and pit equipment need cleaning (Code 8.6.4.7)	Cited	Cited
Self-closing/self-locking machine room door required (Code 8.7.4.3 / 2.7.3.4.1)	Cited	Cited
Belt monitor has a fault (Code 8.6)	Cited	—
Needs a new inspection frame (Code 8.6 / NCAC)	Cited	—
No lights in machine room (need 10FC) (Code 8.6)	Cited	—
Car top needs cleaning (Code 8.6.4.9)	—	Cited

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SCHEDULE 4.16

MATERIAL ENCUMBRANCES

References to the below agreements shall be deemed to include all applicable amendments, restatements, supplements, and other modifications to such agreements.

1. 1305 Dock Street
a.Declaration of Easements, Covenants, Restrictions and Agreements (Harbor Point Parcel 2 Commercial Condominium), dated October 24, 2019 (Book MB 21538, Page 336).
b.Easement and Cost Sharing Agreement dated March 21, 2014 (Liber 16123 Page 482).
c.Second Amended and Restated Parking Easement Agreement (Liber 24275 Page 5).
d.Declaration of Covenants (Harbor Point), dated January 8, 2014 (Liber 16129 Page 94).
e.Consent Decree, dated June 16, 1989 (Liber 2248, Page 227).
f.Environmental Agreement, dated March 24, 2014 (Liber 16101, Page 340).
g.No Further Requirements Determination – Land Management Administration Voluntary Cleanup Program, dated 2017 (Book MB 19222, Page 470).
h.Agreement and Covenant Not to Sue (Docket No. RCRA-03-2003-0088TH), effective May 5, 2003 (as revised November 8, 2007), as evidenced by that certain Notice of Agreement (Liber 4415, Page 23).
i.Declaration of Covenants (Harbor Point), dated January 8, 2014 (Liber 16129 Page 94).
j.Indemnity Agreement (TIF Liability) (Liber 16129 Page 78).
2. 1405 Point Street
a.Easement and Cost Sharing Agreement, dated March 21, 2014 (Liber 16123 Page 482).
b.Reciprocal Easement Agreement, dated January 13, 2016 (Liber LGA 17841, Page 312).
c.Reciprocal Easement Agreement, dated November 22, 2016 (Book MB 18684, Page 262).
d.Consent Decree, dated June 16, 1989 (Liber 2248, Page 227).
e.Environmental Agreement, dated March 24, 2014 (Liber 16101, Page 340).
f.Agreement and Covenant Not to Sue (Docket No. RCRA-03-2003-0088TH), effective May 5, 2003 (as revised November 8, 2007), as evidenced by that certain Notice of Agreement (Liber 4415, Page 23).

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g.Declaration of Easements, Covenants and Restrictions, dated December 19, 2006 (Book FMC 8834, Page 715).
h.Parking Agreement, dated October 24, 2003 (Liber 4506, Page 199).
i.Declaration of Covenants (Harbor Point), dated January 8, 2014 (Liber 16129 Page 94).
j.Indemnity Agreement (TIF Liability) (Liber 16129 Page 78).
k.Parking Agreement made by (Liber 16123, Page 551).
l.Waste Management Administration Voluntary Cleanup Program – No Further Requirements Determination (Liber FMC 9899, Page 579).
m.Declaration for Harbor Point Phase I Land Condominium dated December 26, 2008 (Liber FMC 11535 Page 190), as amended by that certain Amended and Restated First Amendment to Declaration for Harbor Point Phase I Land Condominium dated March 12, 2013 (Liber FMC 15314 Page 170), that certain Second Amendment to Declaration for Harbor Point Phase I Land Condominium dated April 25, 2014 (Liber FMC 16186 Page 278), that certain Third Amendment to Declaration for Harbor Point Phase I Land Condominium dated January 13, 2016 (Liber LGA 17841 Page 296), that certain Fourth Amendment to Declaration for Harbor Point Phase I Land Condominium dated February 20, 2017 (Liber MB 18922 Page 118), and that certain Fifth Amendment to Declaration for Harbor Point Phase I Land Condominium (Book MB 21072 Page 27), and the By-Laws recorded therewith as Exhibit B to the Declaration.
3.Allied
a.Second Amended and Restated Parking Easement Agreement (Liber 24275 Page 5).
b.Reciprocal Easement Agreement (Harbor Point - Parcel 4), dated June 26, 2025 (Book 28129, Page 249).
c.Easement and Cost Sharing Agreement, dated March 21, 2014 (Liber 16123 Page 482).
d.Declaration of Covenants (Harbor Point), dated January 8, 2014 (Liber 16129 Page 94).
e.Indemnity Agreement (TIF Liability) (Liber 16129 Page 78).
f.Consent Decree, recorded on October 5, 1989 (Liber 2248 Page 227).
g.Declaration of Easements, Covenants and Restrictions, dated December 19, 2006 (Book FMC 8834, Page 715).
h.Environmental Agreement, dated March 21, 2014 (Liber 16101, Page 340).
i.Waste Management Administration Voluntary Cleanup Program – No Further Requirements Determination (Liber FMC 9899, Page 579).

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j.Agreement and Covenant Not to Sue (Docket No. RCRA-03-2003-0088TH), effective May 5, 2003 (as revised November 8, 2007), as evidenced by that certain Notice of Agreement (Liber 4415, Page 23).
k.Parking Agreement made by (Liber 16123, Page 551).
4.Cosmopolitan
a.Master Declaration of Covenants and Restrictions for The Town Center of Virginia Beach, dated November 4, 2003 (Instrument No. 200311130187053).
5.Encore
a.Master Declaration of Covenants and Restrictions for The Town Center of Virginia Beach, dated November 4, 2003 (Instrument No. 200311130187053).
6.Premier
a.Master Declaration of Covenants and Restrictions for The Town Center of Virginia Beach, dated November 4, 2003 (Instrument No. 200311130187053).
7.Greenside
a.Notice of Brownfields Property, dated November 17, 2017 (Book 31348 Page 933).
8.Chronicle Mill
a.Notice of Brownfields Property, September 26, 2016 (Book 4870 Page 350).
b.Historic Preservation Commission Ordinance (Book 4816, Page 1173).

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SCHEDULE 5.2(g)

GROUND LEASE ESTOPPEL STATEMENTS

1.Chandler

a.The Lease and the other Bond Documents have not been modified, amended or supplemented, and, to Landlord’s knowledge, the interest of Tenant under the Lease has not been assigned, encumbered or otherwise transferred.

b.The Lease and the other Bond Documents are in full force and effect and, to Landlord’s knowledge, free from any default by either party. Furthermore, to Landlord’s knowledge, no events have occurred and no circumstances exist which, upon the giving of notice or the passage of time, or both, would constitute a default by either party under the Lease and the other Bond Documents.

c.The Lease is effective as of ___________ and expires at 11:59 p.m., Atlanta, Georgia, time on ______________, unless renewed, extended or terminated in accordance with any renewal or extension provisions of the Lease.

d.The rent due under the Lease is a sum equal to the amount payable as debt service on the Development Authority of Fulton County Taxable Revenue Bonds (_______________________ Project), Series __________ Bonds (the “Bonds”), issued in the maximum principal amount of $____________________ (“Bond No. ____”) and is due on each date on which the debt service on the Bonds is due. So long as the same party is the tenant under the Lease and the holder of the Bonds, the payment of debt service on the Bonds shall be deemed to have been constructively made when due.

e.To Landlord’s knowledge, there are no actions, whether voluntary or otherwise, pending against Tenant under the bankruptcy, debtor reorganization, moratorium or similar laws of the United States, any state thereof or any other jurisdiction.

f.Except as provided in Article ____ of the Lease, Tenant has no purchase options, put options or rights of first refusal with respect to renting additional property or acquiring any additional interest in the Premises.

g.The outstanding amount of the Bonds that have been issued to the Company are $_____________.

h.Landlord has no right or option to acquire any interest in the property subject to the Lease other than upon the termination of the Lease pursuant to its terms.

2.Baltimore

a.Form attached thereto as Exhibit C (Recognition and Estoppel Agreement), but to also include any additional certifications in Section 21.1 of the Lease (as required by Section 21.1 of the Lease) and the following statements to Buyer as a prospective purchaser:

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i.to its knowledge, whether there are any setoffs, defenses or counterclaims against enforcement of the obligations to be performed thereunder existing in favor of Tenant;*
ii.such other factual matters concerning the status of the Lease or performance of the obligations of the parties thereunder as shall be reasonably requested.*
1.The current Annual Minimum Rent amount and monthly installment amount is $____.
2.The current Lease Year is _____ and the applicable Occupancy Factor is _____.
3.No Additional Rent is currently due or outstanding or will be due upon the closing of the proposed transaction.
4.No audit pursuant to Section 5.4 is currently pending or has revealed any underpayment.
5._____ of the ten 7-year lease extension periods have been exercised to date.
6.Ground Landlord has no right or option to acquire any interest in the property subject to the Ground Lease other than upon the termination of the Ground Lease pursuant to its terms.
7.No third party has any option, preferential right or right of first refusal to purchase the Property (or any part of it) or Ground Landlord’s underlying fee interest.
8.Ground Landlord has not received any written notice of violation of law from any governmental authority pertaining to the property.
9.The return of “Tenant’s equity existing at the time” of any future transaction under the definition of “Net Capital Proceeds” is hereby deemed to include new capital contributions made as part of the assumption of the Lease by Buyer (which shall include the purchase price paid by Buyer in respect of the property, as well as customary closing costs, budgeted capital improvements, transaction fees, and other equity allotments included on the closing settlement statement).

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SCHEDULE 5.2(m)

TAX ABATEMENT AND BOND FINANCING CONSENTS

1.That certain Indenture of Trust, between Development Authority of Fulton County and Synovus Bank, dated as of December 1, 2019, as affected by (1) that certain (i) Deed to Secure Debt, Assignment of Rents and Leases and Security Agreement, from the Development Authority of Fulton County to Synovus Bank, dated as of December 1, 2019, (ii) Bond Purchase Agreement, by and between the Development Authority of Fulton County, dated as of December 1, 2019 and recorded on December 23, 2019, (iii) Home Office Payment Agreement, by and between Synovus Bank, the Development Authority of Fulton County, and Southern Post, LLC, dated December 1, 2019, (2) the Chandler Residence Ground Lease, and (3) all other related documents, instruments, and agreements entered into by or on behalf of Seller or any predecessor-in-interest in connection with such bond financing, including all amendments, modifications, and supplements thereto (the “Chandler Residence Bond Financing Documents”).

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SCHEDULE 5.2(o)

SUPPLEMENTAL CLOSING CONDITIONS

1.Chronicle Mill
a.City and County consent under (i) City Historic Mill Adaptive Reuse Investment Grant and (ii) County L3 Economic Development Grant
i.Seller shall use commercially reasonable efforts to obtain, on or prior to the applicable Closing Date for the Chronicle Mill Property, all consents, approvals, or acknowledgements required under (i) that certain Agreement for Preservation and Adaptive Reuse of the Chronicle Mill by and between Gaston County and Chronicle Holdings, LLC, by and between Chronicle Holdings and Gaston County, dated as of February 24, 2023, as affected by that certain Resolution to Authorize a Gaston County Level Three Economic Development Grant – Chronicle Mill Project (Chronicle Holdings, LLC) by the Gaston County Board of Commissioners), approved on March 24, 2020 (the “City Grant”) and (ii) that certain Agreement for Preservation and Adaptive Reuse of the Chronicle Mill by and between the City of Belmont and Chronicle Holdings, LLC, dated February 24, 2023, as affected by that certain Resolution to Provide a City of Belmont Historic Mill Adaptive Reuse Investment Grant For The Chronicle Mill Redevelopment Project by Charles R. Martin, Mayor, on behalf of the City Council of the City of Belmont, North Carolina, approved on January 6, 2020 (the “County Grant,” and together with the City Grant, the “Chronicle Mill Grants”) in connection with the transfer of the Chronicle Mill Property to Buyer and the assignment and assumption of Seller’s rights and obligations under the Chronicle Mill Grants by Buyer, which may be in the form of an acknowledgement letter (collectively, the “Chronicle Mill Grant Consents”). Seller shall promptly, and in any event no later than ten (10) business days after the Effective Date, submit a request for the Chronicle Mill Grant Consents to the applicable governmental authorities. Seller shall keep Buyer reasonably informed of the status of such efforts and shall provide Buyer with copies of all material correspondence, applications, and other communications with respect to the Chronicle Mill Grant Consents promptly upon receipt or delivery. Notwithstanding anything to the contrary contained herein, the receipt of the Chronicle Mill Grant Consents shall not be a condition precedent to Buyer’s obligation to consummate the Closing with respect to the Chronicle Mill Property. In the event that Seller, despite using commercially reasonable efforts, is unable to obtain any or all of the Chronicle Mill Grant Consents on or prior to the Closing Date for the Chronicle Mill Property, then, as Buyer’s sole and exclusive remedy with respect to Seller’s failure to obtain such Chronicle Mill Grant Consents, Buyer shall receive a credit against the Allocated Purchase Price for the Chronicle Mill Property in an amount equal to the sum of: (i) with respect to the City Grant, the aggregate amount of all grant proceeds, incentives, abatements, or other benefits that remain unpaid or otherwise available to the owner of the Chronicle Mill Property under the City Grant as of the Closing Date, including, without limitation, all property tax grants payable during the remaining grant period, plus any penalties, clawback amounts, repayment obligations (including the demolition clawback under Section 5 of the City Grant) or other amounts that may become due or payable as a result of the failure

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to obtain such consent or an assignment of the City Grant to Buyer, the termination or modification of the City Grant, or any breach or default hereunder, together with any interests, costs, fees, or expenses related thereto (the “City Grant Credit”); and (ii) with respect to the County Grant, the aggregate amount of all grant proceeds, incentives, abatements, or other benefits that remain unpaid or otherwise available to the owner of the Chronicle Mill Property under the County Grant as of the Closing Date, plus any penalties, clawback amounts, repayment obligations, or other amounts that may become due or payable as a result of the failure to obtain such consent or an assignment of the County Grant to Buyer, the termination or modification of the County Grant, or any breach or default hereunder, together with any interests, costs, fees, or expenses related thereto (the “County Grant Credit,” and together with the City Grant Credit, the “Chronicle Mill Grant Credit”). In the event such Chronicle Mill Grant Credit is to be given such amount shall be deposited in escrow with the Escrow Agent, and Seller shall have an additional thirty (30) days after the Closing Date to attempt to obtain the Chronicle Mill Grant Consents, and if following each thirty (30) day period Seller shall have been unable to obtain this, then such Chronicle Mills Grant Credit shall automatically be released from escrow to Buyer and thereafter Seller shall have no further obligations with respect to such Chronicle Mill Grant Consents. Seller shall pay all fees and costs required in connection with obtaining the Chronicle Mill Grant Consents. As used herein, the “Chronicle Mill Grant Documents” means, collectively, all agreements, applications, certifications, filings, and other documents entered into by or on behalf of Seller or any predecessor-in-interest with any governmental authority or other party in connection with the City Grant and the County Grant, including all amendments, modifications, and supplements thereto.
b.Tax Escrow
i.Notwithstanding anything contained herein to the contrary, Buyer and Seller acknowledge that, at the time of the Closing with respect to the Chronicle Mill Property, real property taxes for the Chronicle Mill Property for the year in which the Closing occurs will not yet have been billed by the applicable taxing authority (the “Chronicle Mill Tax Year”). Accordingly, Buyer and Seller agree that they will, at the Closing for the Chronicle Mill Property, deposit into escrow (the “Chronicle Mill Tax Escrow”) with Escrow Agent an aggregate amount equal to a year’s worth of reasonably estimated real property taxes for the Chronicle Mill Property (the “Chronicle Mill Estimated Annual Taxes”), calculated based on the most recent ascertainable assessed values and tax rates for the Chronicle Mill Property (or, if not available, based on the assessed values and tax rates for the immediately preceding tax year). Seller shall contribute to the Chronicle Mill Tax Escrow an amount equal to Seller’s pro rata share of the Chronicle Mill Estimated Annual Taxes (i.e., the portion attributable to the period from the start of the Chronicle Mill Tax Year through the day immediately preceding the Closing Date), and Buyer shall contribute to the Chronicle Mill Tax Escrow an amount equal to Buyer’s pro rata share of the Chronicle Mill Estimated Annual Taxes (i.e., the portion attributable to the period from and after the Closing Date through end of the Chronicle Mill Tax Year). The parties’ respective contributions to the Chronicle Mill Tax Escrow shall be mutually agreed upon by Buyer and Seller no later than five (5) business days prior to the Closing Date for the Chronicle Mill Property. The Chronicle Mill Tax Escrow shall be held by

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Escrow Agent, subject to the following provisions of this Section, pending Buyer’s receipt of the tax bill or bills (such bills being the “Chronicle Mill Tax Bills”) affecting the Chronicle Mill Property from the applicable taxing authority for the Chronicle Mill Tax Year. Within thirty (30) days after Buyer’s receipt of the Chronicle Mill Tax Bills, Buyer and Seller shall prorate such Chronicle Mill Tax Bills in accordance with Section 6.1(b), and the parties shall pay such Chronicle Mill Tax Bills utilizing the Chronicle Mill Tax Escrow as follows: (1) Seller’s pro rata share of the Chronicle Mill Tax Bills (i.e., the portion attributable to the period prior to the Proration Time) shall be paid from the Chronicle Mill Tax Escrow; (2) Buyer’s pro rata share of the Chronicle Mill Tax Bills (i.e., the portion attributable to the period from and after the Proration Time) shall be paid from the Chronicle Mill Tax Escrow; (3) to the extent that the Chronicle Mill Tax Escrow exceeds the aggregate amount of the Chronicle Mill Tax Bills, the excess shall be refunded to Buyer and Seller in proportion to their respective contributions to the Chronicle Mill Tax Escrow; and (4) to the extent that the Chronicle Mill Tax Escrow is insufficient to pay the Chronicle Mill Tax Bills in full, Buyer and Seller shall each promptly deposit with Escrow Agent their respective pro rata share of any such shortfall, and Escrow Agent shall pay the Chronicle Mill Tax Bills in full upon receipt of such additional funds. Escrow Agent shall hold and disburse the Chronicle Mill Tax Escrow in accordance with this Schedule 5.2(o) and shall have no liability to either party except for Escrow Agent’s gross negligence or willful misconduct. The provisions of this Schedule 5.2(o) shall survive the Closing for the Chronicle Mill Property until the Chronicle Mill Tax Escrow has been fully disbursed in accordance with this Schedule 5.2(o).

2.Harbor Point Properties
a.Parking Easement
i.Seller agrees to negotiate in good faith and enter into a commercially reasonable easement agreement (the “Parking Easement Agreement”) with Buyer, to be recorded among the Land Records of Baltimore City, Maryland, pursuant to which Seller shall grant to Buyer and its tenants, employees, guests, and invitees at (1) the Allied Property the non-exclusive right to use parking spaces (the “Allied Easement Spaces”) in the parking garage(s) owned by Seller known as the “South Garage” (the “Allied Seller Parking Facility”), (2) the Dock Street Property the non-exclusive right to use parking spaces (the “Dock Street Easement Spaces”) in the parking garage(s) owned by Seller known as the “Office Garage” (the “Dock Street Seller Parking Facility”, and, together with the Allied Seller Parking Facility, collectively, the “Seller Parking Facility”), and (3) the Point Street Property the non-exclusive right to use parking spaces (the “Point Street Spaces”, and, together with the Allied Easement Spaces and the Dock Street Easement Spaces, collectively, the “Easement Spaces”) in the parking garage(s) owned by Seller known as the “South Garage”. The Parking Easement Agreement shall include the following material terms, together with such other commercially reasonable terms as are customary for parking easement agreements in Baltimore, Maryland: (1) the term of the Parking Easement Agreement shall be perpetual; (2) Buyer’s tenants, employees, guests, and invitees shall pay directly to Seller (or Seller’s Manager, designee or successor-in-interest) a monthly parking fee for each Easement Space equal to the then-

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current market rate for comparable parking spaces in the Baltimore, Maryland metropolitan area, as reasonably determined by Seller from time to time; (3) the Easement Spaces shall be non-exclusive, and Buyer and its tenants, employees, guests, and invitees shall have the right to park in any available parking spaces within the applicable Seller Parking Facility on a first-come, first-served basis (i.e., an “oversell” or “non-reserved” parking arrangement); and (4) Buyer and its tenants, employees, guests, and invitees shall have access to the Easement Spaces twenty-four (24) hours per day, seven (7) days per week, subject to reasonable rules and regulations established by Seller. The Parking Easement Agreement shall be in recordable form and shall be recorded among the Land Records of Baltimore City, Maryland at the Closing of the Harbor Point Properties. The parties shall use commercially reasonable efforts to negotiate and finalize the Parking Easement Agreement prior to the Closing Date. All recording fees, transfer taxes (if any), and other costs associated with the recordation of the Parking Easement Agreement paid by Buyer.
b.Environmental
i.Buyer and Seller acknowledge that (1) the Harbor Point Properties are subject to that certain Consent Decree recorded among the Land Records of Baltimore City, Maryland in Liber 2248 at Page 227 (the “Consent Decree”), (2) the Allied Property and the Point Street Property are subject to that certain (i) Waste Management Administration Voluntary Cleanup Program No Further Requirements Determination recorded among the Land Records of Baltimore City, Maryland in Liber FMC 9899 at Page 579 (the “Allied and Point VCP Determination”) and (ii) Waste Management Administration Voluntary Cleanup Program – No Further Requirements Determination in Liber 4415 at Page 15 (the “Allied, Point and Dock VCP Determination”, and, together with the Allied and Point VCP Determination, collectively, the “VCP Determinations”), and (3) the Dock Street Property is subject to (i) the Allied, Point and Dock VCP Determination and (ii) that certain No Further Requirements Determination – Land Management Administration Voluntary Cleanup Program - 2017 in Book MB 19222 at Page 470 (the “Dock NFRD”, together with the Consent Decree and the VCP Determinations, collectively, the “Harbor Point Environmental Determinations”). Pursuant to the Harbor Point Environmental Determinations, certain advance notices are required to be delivered to governmental authorities prior to the conveyance of the applicable Harbor Point Properties. As a condition precedent to Buyer’s obligation to consummate the Closing with respect to the applicable Harbor Point Properties, Seller shall, at its sole cost and expense, timely deliver, or cause to be delivered, the following notices (collectively, the “Harbor Point Environmental Notices”): (1) Seller shall deliver written notice to the United States Environmental Protection Agency (“EPA”) and the Maryland Department of the Environment (“MDE”) of Seller’s intent to convey the Harbor Point Properties to the extent required under the Consent Decree, in the form and manner required by the Consent Decree (the “Consent Decree Notice”); (2) no later than five (5) business days prior to the Closing Date for the Harbor Point Properties, as applicable, Seller shall deliver written notice to the parties required pursuant to the Harbor Point Environmental Determinations of the transfer of the Harbor Point Properties, in the form and manner required by the Harbor Point Environmental Determinations. Seller shall provide Buyer with copies of the

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Harbor Point Environmental Notices promptly upon delivery to the applicable governmental authorities.
c.Declaration of Covenants (City Profit Sharing)
i.Buyer and Seller acknowledge that the Harbor Point Properties are subject to that certain Declaration of Covenants (Harbor Point) recorded among the Land Records of Baltimore City, Maryland in Liber 16129 at Page 094 (together with any amendments, modifications, supplements, or restatements thereof, the “Declaration of Covenants”). Pursuant to the Declaration of Covenants, upon the occurrence of certain capital transactions, including the sale of the Harbor Point Properties, the owner thereof is obligated to pay to the Mayor and City Council of Baltimore (the “City”) a share of Net Sales or Refinancing Proceeds (as defined in the Declaration of Covenants) from such sale as a profit share to the City (the “Profit Share Obligation”). Within the time period required pursuant to the terms of the Declaration of Covenants, Seller shall: (i) calculate the Net Sales or Refinancing Proceeds, if any, due to the City under the Declaration of Covenants in connection with the sale of such Harbor Point Property to Buyer, and provide the City with a detailed written calculation thereof (the “Net Capital Proceeds Calculation”), together with all supporting documentation reasonably necessary for the City to verify such calculation; and (ii) pay to the City, in full, all Net Sales or Refinancing Proceeds, if any, due and payable under the Declaration of Covenants in connection with the sale of such Harbor Point Property to Buyer (the “Net Capital Proceeds Payment”), and provide Buyer with evidence of such payment reasonably acceptable to Buyer; and (iii) request from the City a Termination Certificate pursuant to the terms of the Declaration of Covenants with respect to such Harbor Point Property (the “Profit Share Release”), to be recorded among the Land Records of Baltimore City, Maryland. For the avoidance of doubt, all Net Sales or Refinancing Proceeds and any other amounts due to the City under the Declaration of Covenants in connection with the sale of the Harbor Point Properties shall be the sole responsibility of Seller, and Buyer shall have no liability or obligation with respect thereto. The obligations of Seller under this Section shall survive the Closing.
ii.From and after Closing, Seller and Indemnitor shall indemnify and hold Buyer harmless from and against any and all losses, costs, damages, claims and expenses (including reasonable attorneys’ fees) arising from (i) any claim by the City that any Net Sales or Refinancing Proceeds, Profit Share Obligation, or other amounts remain due and payable under the Declaration of Covenants with respect to any Harbor Point Property for any period prior to the Closing; (ii) any lien, claim, encumbrance, or charge asserted against any Harbor Point Property arising under or in connection with the Declaration of Covenants or the Profit Share Obligation for any period prior to the Closing; (iii) any inaccuracy or breach of any representation, warranty, or certification made by Seller in this Agreement with respect to the Declaration of Covenants, the Profit Share Obligation, the Net Capital Proceeds Calculation, or the Net Capital Proceeds Payment; (iv) any costs, fees, penalties, or interest imposed by the City in connection with any late, deficient, or disputed payment of Net Sales or Refinancing Proceeds for periods prior to the Closing; and (v) any actions, suits, or proceedings brought by or on behalf of the City with respect to the foregoing. The indemnification obligations of Seller and Indemnitor under this Section shall survive the Closing until the earlier of (x) 7.5 months and (y) the date the

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Termination Certificate is recorded. Buyer shall cooperate in good faith with Seller following the Closing with respect to Seller’s attempt to obtain any Profit Share Release.

3.Allied
a.Tax Escrow
i.Notwithstanding anything contained herein to the contrary, Buyer and Seller acknowledge that, at the time of the Closing with respect to the Allied Property, real property taxes for the Allied Property for the year in which the Closing occurs have been incorrectly assessed by the applicable taxing authority (the “Allied Tax Year”). Accordingly, Buyer and Seller agree that they will, at the Closing for the Allied Property, deposit into escrow (the “Allied Tax Escrow”) with Escrow Agent an aggregate amount equal to the amount incorrectly assessed for the Allied Tax Parcel Block 1815 Lot 004 (the “Allied Estimated Annual Taxes”), calculated based on the most recent ascertainable assessed values and tax rates for the Allied Property (or, if not available, based on the assessed values and tax rates for the immediately preceding tax year). Seller shall contribute to the Allied Tax Escrow an amount equal to Seller’s pro rata share of the Allied Estimated Annual Taxes (i.e., the portion attributable to the period from beginning of the Allied Tax Year through the day immediately preceding the Closing Date) less amounts previously paid to the City for the Block 1815 Lot 004 2025/2026 invoice, and Buyer shall contribute to the Allied Tax Escrow an amount equal to Buyer’s pro rata share of the Allied Estimated Annual Taxes (i.e., the portion attributable to the period from and after the Closing Date through end of the Allied Tax Year) applicable only to the estimated South Residential Unit, the South Retail Unit, and the East Retail Unit. The parties’ respective contributions to the Allied Tax Escrow shall be mutually agreed upon by Buyer and Seller no later than five (5) business days prior to the Closing Date for the Allied Property. The Allied Tax Escrow shall be held by Escrow Agent, subject to the following provisions of this paragraph, pending Buyer’s receipt of the corrected tax bill or bills (such bills being the “Allied Tax Bills”) affecting the Allied Property from the applicable taxing authority for the Allied Tax Year. Within thirty (30) days after Buyer’s receipt of the Allied Tax Bills, Buyer and Seller shall prorate such Allied Tax Bills in accordance with Section 6.1(b), and the parties shall pay such Allied Tax Bills utilizing the Allied Tax Escrow as follows: (1) Seller’s pro rata share of the Allied Tax Bills (i.e., the portion attributable to the period prior to the Proration Time) shall be paid from the Allied Tax Escrow; (2) Buyer’s pro rata share of the Allied Tax Bills (i.e., the portion attributable to the period from and after the Proration Time) shall be paid from the Allied Tax Escrow; (3) to the extent that the Allied Tax Escrow exceeds the aggregate amount of the Allied Tax Bills, the excess shall be refunded to Buyer and Seller in proportion to their respective contributions to the Allied Tax Escrow; and (4) to the extent that the Allied Tax Escrow is insufficient to pay the Allied Tax Bills in full, Buyer and Seller shall each promptly deposit with Escrow Agent their respective pro rata share of any such shortfall, and Escrow Agent shall pay the Allied Tax Bills in full upon receipt of such additional funds. Escrow Agent shall hold and disburse the Allied Tax Escrow in accordance with this Schedule 5.2(o) and shall have no liability to either party except for Escrow Agent’s gross negligence or willful misconduct. Notwithstanding anything to the

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contrary set forth in this Section, Buyer and Seller acknowledge that prior to the Effective Date, Seller has paid real property taxes in the amount of $1,917,733.74 to the applicable taxing authority for the formerly existing tax parcel that includes the Allied Property, the amount of which tax payment exceeds the Allied Estimated Tax Amount and the applicable taxing authority has approved enterprise tax zone credits and Brownfield tax credits for the Allied Property, as a result of which Seller will be owed a refund from the applicable taxing authority. Buyer and Seller acknowledge that any such refund of real property taxes paid by Seller shall be owed to Seller, and to the extent Buyer receives any such refund of the taxes paid by Seller in connection with the Allied Property, Buyer shall promptly remit to Seller the full amount of such tax refund. If a refund is not issued and a credit is applied to the Buyer’s future tax obligation instead, Buyer shall have the obligation to reimburse the Seller for the amount of such credit within thirty (30) days of Buyer’s receipt of the benefit of such credit. Buyer and Seller acknowledge that the City of Baltimore may misapply the tax payments payable for the Allied Property and the other parcels that formerly constituted Allied Tax Parcel Block 1815 Lot 004, in which case Buyer and Seller agree to cooperate and work together in good faith to correct such misapplication of tax payments. The provisions of this Schedule 5.2(o) shall survive the Closing for the Allied Property until the Allied Tax Escrow has been fully disbursed in accordance with this Schedule 5.2(o).

4. 1305 Dock Street
a.Tax Escrow
i.Notwithstanding anything contained herein to the contrary, Buyer and Seller acknowledge that, at the time of the Closing with respect to the Dock Street Property, there will not be a separate tax parcel for Dock Residential Condominium (as defined herein). Accordingly, Buyer and Seller agree that they will, at the Closing for the Dock Street Property, deposit into escrow (the “Dock Street Tax Escrow”) with Escrow Agent an aggregate amount equal to a year’s worth of reasonably estimated real property taxes for the Dock Street Property (the “Dock Street Estimated Annual Taxes”), calculated based on the most recent ascertainable assessed values and tax rates for the Dock Street Property (or, if not available, based on the assessed values and tax rates for the immediately preceding tax year) for the forthcoming 2026/2027 tax year. Seller shall contribute to the Dock Street Tax Escrow an amount equal to Seller’s pro rata share of the Dock Street Estimated Annual Taxes for all remaining Units, and Buyer shall contribute to the Dock Street Tax Escrow an amount equal to Buyer’s pro rata share of the Dock Street Estimated Annual Taxes for the Residential Unit. The parties’ respective contributions to the Dock Street Tax Escrow shall be mutually agreed upon by Buyer and Seller no later than five (5) business days prior to the Closing Date for the Dock Street Property. The Dock Street Tax Escrow shall be held, subject to the following provisions of this Section, by Escrow Agent pending Buyer’s and Seller’s receipt of the tax parcel identification number for the Dock Condominium. Within thirty (30) days after Buyer’s receipt of the Dock Street Tax Bills (such bills being the “Dock Street Tax Bills”) affecting the Dock Condominium from the applicable taxing authorities, Buyer and Seller shall prorate such bills and pay such bills utilizing the Dock Street Tax Escrow. To the extent that the Dock Street Tax Escrow

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exceeds the aggregate amount of the Dock Street Tax Bills, the excess shall be refunded to Buyer and Seller in proportion to their respective contributions to the Dock Street Tax Escrow. To the extent that the Dock Street Tax Escrow is insufficient to pay the Dock Street Tax Bills in full, Buyer and Seller shall each promptly deposit with Escrow Agent their respective pro rata share of any such shortfall, and Escrow Agent shall pay the Dock Street Tax Bills in full upon receipt of such additional funds. Escrow Agent shall hold and disburse the Dock Street Tax Escrow in accordance with this Schedule 5.2(o) and shall have no liability to either party except for Escrow Agent’s gross negligence or willful misconduct. The provisions of this Schedule 5.2(o) shall survive the Closing for the Dock Street Property until the Dock Street Tax Escrow has been fully disbursed in accordance with this Schedule 5.2(o).

5.Town Center Properties
a.Master CCR Estoppel
i.As a condition to Buyer’s obligation to consummate the Closing with respect to the Town Center Properties, Buyer shall have received an estoppel executed by the declarant or owner’s association under that certain Master Declaration of Covenants, Conditions and Restrictions for Town Center, dated September 29, 2003, recorded November 13, 2003, in City of Virginia City in Instrument No. 200311130187053 (as amended, modified, or supplemented from time to time, the “Town Center Master Declaration”) (such estoppel certificate, the “Town Center Estoppel”). The Town Center Estoppel shall include certifications or confirmations (which may be given to the actual knowledge of the declarant or owner’s association) of the following: (i) the Town Center Master Declaration is in full force and effect and has not been modified, amended, or supplemented except as set forth therein; (ii) to the best of such party’s knowledge, whether or not there are then existing any defenses against the enforcement of any of the obligations of such party under the Town Center Master Declaration (and, if so, specifying same); (iii) to the best of such party’s knowledge, whether or not there are then existing any defaults by the Owner or the Town Center Master Association in the performance of its obligations under the Town Center Declaration (and, if so, specifying same); (iv) the dates, if any, to which Assessments and other charges under this Master Declaration have been paid by such party and the amounts of the most recently charged Assessments; (v) whether the Period of Developer Control (as defined in the Town Center Master Declaration) is still in effect, and if so, confirmation that neither the Developer nor any Affiliate of Developer has relinquished its rights under Section 7.6 of the Town Center Master Declaration, and that neither the Developer nor any Affiliate of Developer still owns a Parcel or holds the right to acquire any land under the Option Agreement referenced in the Development Agreement; (vi) confirmation that all Construction Work (as defined in the Town Center Master Declaration) on the Town Center Properties has been approved by the Architectural Committee and that no Notices of Non-Compliance have been issued or are pending against the Town Center Properties; (vii) confirmation that, to the best of such party’s knowledge, no violations of such exclusive use restrictions exist with respect to the Town Center Properties; (viii) confirmation of any pending or anticipated Special Assessments and any Reimbursement Assessments that have been levied or are pending against the Town Center Properties, together with a

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copy of the current Base Budget and the amount of the current Base Assessment; (ix) confirmation of any working capital contribution requirements applicable to the Owner of the Town Center Properties or any successor owner thereof; (x) confirmation that no Assessment Liens have been recorded against the Town Center Properties; (xi) confirmation that no enforcement actions, fines, or disciplinary actions are pending or threatened against the Owner of the Town Center Properties for violation of any provision of the Documents (as defined in the Town Center Master Declaration), and that no self-help rights have been exercised or are being contemplated by the Developer or Master Association with respect to the Town Center Properties; (xii) confirmation of any pending litigation involving the Master Association or the Developer relating to the Project (as defined in the Town Center Master Declaration) or the Town Center Properties; (xiii) confirmation of the total Improved Square Footage of the Town Center Properties and the corresponding voting rights in the Master Association, including the aggregate Voting Interests in the Master Association and the percentage represented by the Town Center Properties; (xiv) confirmation that all insurance requirements under the Town Center Master Declaration have been satisfied by the Master Association; and (xv) confirmation that no amendments to the Town Center Master Declaration, the Articles, or the Bylaws are pending or contemplated that would affect the Town Center Properties. If the Town Center Estoppel discloses any monetary default or unpaid assessments, dues, charges, or other amounts owed under the Town Center Master Declaration, Seller may cure such monetary default or pay such amounts at Closing out of the proceeds of the Purchase Price allocated to such Property.

6.Premier
a.Assignment of Declarant’s Rights
i.As a condition to Buyer’s obligation to consummate the Closing with respect to the Premier Property, Seller shall have executed and delivered to Buyer, and caused to be duly recorded in the land records of the City of Virginia Beach, Virginia prior to or simultaneously with the Closing, an assignment and assumption agreement (the “Declarant Rights Assignment”) in form and substance reasonably satisfactory to Seller and Buyer, pursuant to which Town Center Associates 9, L.L.C. (or its successor Declarant), as Declarant under that certain Declaration of Condominium of Town Center Condominium 9, dated as of June 23, 2017, recorded in the Clerk’s Office of the Circuit Court of the City of Virginia Beach, Virginia as Instrument Number 2017063000061920 (as the same may have been amended, modified, or supplemented from time to time, the “Town Center Condominium 9 Declaration”), shall irrevocably assign, transfer, convey, and set over to Buyer, or Buyer’s designee, all of Declarant’s rights, powers, privileges, reservations, and interests under the Town Center Condominium 9 Declaration and the Condominium Act (collectively, the “Declarant Rights”). The Declarant Rights Assignment shall include: (a) an acknowledgment by the assignor that all Declarant Rights are being assigned and transferred to Buyer or its designee and (b) an assumption by Buyer or its designee of the obligations and responsibilities of Declarant arising from and after the date of recording of the Declarant Rights Assignment.

7.Liberty

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a.Notice of Assignment of Parking Licenses
i.As a condition to Buyer’s obligation to consummate the Closing with respect to Liberty Property, Seller shall have delivered written notice of the assignment to Buyer or its designee in connection with the sale of the Liberty Property of (i) that certain Parking License Agreement (Workforce Housing), dated as of February 29, 2012, by and between IDA, as Licensor, and Washington Avenue Apartments, L.L.C., as Licensee (the “Workforce Housing Parking License”), and (ii) that certain Parking License Agreement (Retail Facilities), dated as of February 29, 2012, by and between IDA, as Licensor, and Washington Avenue Apartments, L.L.C., as Licensee (the “Retail Parking License” and, together with the Workforce Housing Parking License, the “Parking Licenses”) to the Industrial Development Authority of the City of Newport News, Virginia (“IDA”) no later than sixty (60) days prior to the Closing Date in accordance with Section 10 of the Parking Licenses (or any successor provision thereto) (the “Parking License Assignment Notice”) in the form attached hereto as Exhibit A. Seller agrees that Seller will deliver such Parking License Assignment Notice to the IDA no later than one (1) business day following the date hereof. Seller shall deliver to Buyer, prior to or at Closing, evidence reasonably satisfactory to Buyer that the Parking License Assignment Notice was duly delivered to the IDA in accordance with the notice requirements of the Parking Licenses and that the sixty (60) day notice period has been satisfied. If the sixty (60) day period would extend beyond the scheduled Closing Date and the IDA is unable or unwilling to waive the sixty (60) day period, then Buyer and Seller agree that the Closing for the Liberty Property shall be delayed until the sixty (60) day period has expired.

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EXHIBIT A TO SCHEDULE 5.2(o)

Form of Parking License Assignment Notice

March ___, 2026
VIA FEDERAL EXPRESS
Secretary/Treasurer
Industrial Development Authority of the City of Newport News, Virginia
c/o Department of Development
2400 Washington Avenue, 3rd Floor
Newport News, Virginia 23607

Raymond H. Suttle, Jr.
Conway H. Sheild, III
Ralph M. Goldstein
Jones, Blechman, Woltz & Kelly, P.C.
701 Town Center Drive, Suite 800
Newport News, Virginia 23606
Re: Notice of Assignment of Parking License Agreements
To Whom It May Concern:
Reference is hereby made to (i) that certain Parking License Agreement (Workforce Housing), dated as of February 29, 2012 (the “Workforce Housing Parking License”), and (ii) that certain Parking License Agreement (Retail Facilities), dated as of February 29, 2012 (the “Retail Parking License” and, together with the Workforce Housing Parking License, the “Parking Licenses”), each by and between the Industrial Development Authority of the City of Newport News, Virginia, as Licensor (“IDA”), and Washington Avenue Apartments, L.L.C., as Licensee (“Assignor”).
Pursuant to Section 9(a) of each of the Parking Licenses, Assignor hereby provides notice that Assignor intends to assign all of its right, title, and interest in and to each of the Parking Licenses to a designee or affiliate of HGI Acquisitions, LLC, a Virginia limited liability company (“Assignee”) effective on or about [____] (the “Effective Date”). The Effective Date occurs prior to the expiration of the sixty (60) day notice period required under the Parking Licenses, so Assignor respectfully requests that IDA waive any remaining portion of such notice period and consent to the assignment becoming effective as of the Effective Date.
From and after the Effective Date, Assignee shall assume all of the rights and obligations of the Licensee under the Parking Licenses.
Assignor respectfully requests that IDA acknowledge receipt of this notice and consent to such assignment becoming Effective as of the Effective Date by executing the acknowledgment set forth below and returning a copy to the undersigned at legalnotices@ahrealtytrust.com.

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Sincerely,
WASHINGTON AVENUE APARTMENTS, L.L.C., a Virginia limited liability company
By: ____________________________
Name:
Title:

ACKNOWLEDGMENT OF RECEIPT
The undersigned hereby acknowledges receipt of the foregoing Notice of Assignment of Parking License Agreements on this _____ day of __________, 2026 and hereby waives any remaining portion of the sixty (60) day notice period required under the Parking Licenses and consents to the assignment becoming effective as of the Effective Date set forth above.

INDUSTRIAL DEVELOPMENT AUTHORITY
OF THE CITY OF NEWPORT NEWS, VIRGINIA

By: ____________________________
Name:
Title:

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SCHEDULE 5.3

STATE-SPECIFIC DOCUMENTS

Name of Property     State        Name of Document        Responsible Party

Chandler Residences	GA	PT-61, if applicable	Seller
Allied Harbor Point	MD	Form WH (related to withholding taxes)	Seller
1405 Point Street	MD	Form WH (related to withholding taxes)	Seller
1305 Dock Street	MD	Form WH (related to withholding taxes)	Seller
Greenside	NC	N/A	N/A
Chronicle Mill	NC	N/A	N/A
The Edison	VA	R-5 or R-5E Affidavit; as applicable	Seller
Encore 4505	VA	R-5 or R-5E Affidavit; as applicable	Seller
Premier	VA	R-5 or R-5E Affidavit; as applicable	Seller
The Cosmopolitan	VA	R-5 or R-5E Affidavit; as applicable	Seller
Liberty Apartments	VA	R-5 or R-5E Affidavit; as applicable	Seller

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SCHEDULE 5.8

TRANSFER TAXES AND RECORDING CHARGES

Name of Property     State         Payable by Seller          Payable by Buyer

Chandler Residences	GA	Transfer taxes, if any	N/A
Allied Harbor Point	MD	50% of transfer taxes and recordation and Baltimore City yield taxes	50% of transfer taxes and recordation and Baltimore City yield taxes
1405 Point Street	MD	50% of transfer taxes and recordation and Baltimore City yield taxes	50% of transfer taxes and recordation and Baltimore City yield taxes
1305 Dock Street	MD	50% of transfer taxes and recordation and Baltimore City yield taxes	50% of transfer taxes and recordation and Baltimore City yield taxes
Greenside	NC	Transfer taxes	N/A
Chronicle Mill	NC	Transfer taxes	N/A
The Edison	VA	(i) the cost of preparation of the Deed; (ii) the state and local “Grantor’s Tax” incurred in connection with the recordation of the Deed; and (iii) any regional congestion relief and transit fee (as applicable).	(i) the state and local “Grantee’s Tax” incurred in connection with the recordation of the Deed; and (ii) all other recording fees and taxes.
Encore 4505	VA	(i) the cost of preparation of the Deed; (ii) the state and local “Grantor’s Tax” incurred in connection with the recordation of the Deed and any other applicable; and (iii) any regional congestion relief and transit fee (as applicable).	(i) the state and local “Grantee’s Tax” incurred in connection with the recordation of the Deed; and (ii) all other recording fees and taxes.
Premier	VA
(i) the cost of preparation of the Deed; (ii) the state and local “Grantor’s Tax” incurred in connection with the recordation of the Deed and any other applicable; and (iii) the Hampton Roads Regional Transit Fund Fee.
(i) the state and local “Grantee’s Tax” incurred in connection with the recordation of the Deed; and (ii) all other recording fees and taxes.

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The Cosmopolitan	VA
(i) the cost of preparation of the Deed; (ii) the state and local “Grantor’s Tax” incurred in connection with the recordation of the Deed and any other applicable; and (iii) the Hampton Roads Regional Transit Fund Fee.
(i) the state and local “Grantee’s Tax” incurred in connection with the recordation of the Deed; and (ii) all other recording fees and taxes.
Liberty Apartments	VA
(i) the cost of preparation of the Deed; (ii) the state and local “Grantor’s Tax” incurred in connection with the recordation of the Deed and any other applicable; and (iii) the Hampton Roads Regional Transit Fund Fee.
(i) the state and local “Grantee’s Tax” incurred in connection with the recordation of the Deed; and (ii) all other recording fees and taxes.

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SCHEDULE 6.1(f)

LEASING COMMISSIONS

Property	Tenant	Leasing Commissions

1405 Point Street	Rehab 2 Perform	$67,471.71

Edison	Capitol Square Strategies	$36,242.00

	Total	$103,713.71

TENANT IMPROVEMENT PAYMENTS

Property	Tenant	Landlord Work	Tenant Improvement Allowance	TI Work

1405 Point Street	Rehab 2 Perform	$100,000.00	$467,360.00	$567,360.00

Edison	Capitol Square Strategies	$31,620.00	$127,116.00	$158,736.00

	Total	$131,620.00	$594,476.00	$726,096.00

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SCHEDULE 7.1(c)

LEASES REPRESENTATION AND WARRANTY EXCEPTIONS

(1)Pending Evictions

a.See Exhibit A attached hereto

(2)Security Deposits in the Form of Letters of Credit

a.Irrevocable Standby Letter of Credit No. S82608870001, issued May 2, 2024, as amended by Amendment No. 1, dated July 17, 2025, by Josefina Baltimore LLC for the benefit of Block Street Residential Dev, LLC.

(3)Commercial Leases

a.See Exhibit B attached hereto.

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EXHIBIT A TO SCHEDULE 7.1(c)

PENDING EVICTIONS

(See attached)

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EXHIBIT B TO SCHEDULE 7.1(c)

COMMERCIAL LEASES

1405 Point Street

1.Retail Lease dated July 26, 2017 by and between Block Street Residential Development, LLC (Landlord) and Solidcore Montgomery County, LLC (Tenant) as amended by the First Amendment to Retail Lease dated April 16, 2018, the Second Amendment to Retail Lease dated May 1, 2018, the Third Amendment to Lease dated August 11, 2020, the Fourth Amendment to Lease dated March 3, 2021, and the Fifth Amendment dated June 21, 2021

2.Retail Lease dated November 14, 2019 by and between Block Street Residential Development, LLC (Landlord) and Amanda K. Gallagher, DMD, MS, Baltimore, LLC (Tenant)

3.Retail Lease dated April 18, 2023 by and between Block Street Residential Development, LLC (Landlord) and Attman’s Deli Harbor Point LLC (Tenant) as amended by the First Amendment to Retail Lease dated July 30, 2025

4.Retail Lease dated May 8, 2024 by and between Block Street Residential Development, LLC (Landlord) and Josefina Baltimore LLC (Tenant) as amended by the First Amendment to Lease Agreement dated January 23, 2026

5.Retail Lease dated November 17, 2025 by and between Block Street Residential Development, LLC (Landlord) and Rehab 2 Perform XIII (Tenant)

Allied

1.Retail Lease dated March 6, 2025 by and between Harbor Point Parcel 4 Development, LLC (Landlord) and Ice Cream Jubilee LLC (Tenant)

2.Retail Lease dated August 7, 2025 by and between Harbor Point Parcel 4 Development, LLC (Landlord) and Better at G&B Baltimore LLC (Tenant)

Chronicle Mill

1.Lease dated October 4, 2024 between Chronicle Holdings, LLC (Landlord) and Action Behavior Centers Therapy LLC (Tenant) as amended by the First Amendment to Lease dated January 3, 2025

Edison

1.Antenna Site License Agreement dated April 1, 2002 between Franklin Centre Operating Associates, L.P. (Licensor) and Voicestream GSM, II, L.L.C. (Licensee) as amended by Amendment No. 1 to

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Antenna Site License Agreement dated March 23, 2009 and Amendment No. 2 to Antenna Site License Agreement dated July 31, 2017

2.Lease Agreement dated October 6, 2015 between 700 Center Residential, LLC (Lessor) and Cellco Partnership d/b/a Verizon Wireless (Lessee) as amended by the First amendment to Lease Agreement dated July 11, 2016

3.Lease Agreement dated October 30, 2015 between 700 Center Residential, LLC (Lessor) and Lumos Networks Inc. (Lessee)

4.Deed of Lease dated December 18, 2025 between 700 Center Residential, LLC (Landlord) and Capitol Square Strategies, LLC (Tenant)

Liberty

1.Commercial Retail Lease dated July 30, 2013 between Washington Avenue Apartments, L.L.C. (Landlord) and Subway Real Estate, LLC (Tenant) as amended by the First Lease Amendment dated October 30, 2013 and the Second Amendment to Lease dated December 6, 2023

2.Deed of Commercial Retail Lease dated June 2, 2014 between Washington Avenue Apartments, LLC (Landlord) and Virginia Donuts VII, LLC (Tenant)

3.Deed of Commercial Retail Lease dated January 14, 2015 between Washington Avenue Apartments, LLC (Landlord) and Juicy, Inc. (Tenant) as assigned from Juicy, Inc. to Qing Lin d/b/a Juicy Teriyaki by the Assignment and Assumption of Lease and consent of Landlord dated August 1, 2016, and as amended by the First Amendment to Deed of Commercial Lease dated March 27, 2025

4.Deed of Commercial Retail Lease dated May 25, 2022 between Washington Avenue Apartments, LLC (Landlord) and Amentum Services Inc. (Tenant) as amended by the First Amendment to Deed of Commercial Retail Lease dated July 18, 2022 and the Second Amendment to Deed of Commercial Retail Lease dated March 23, 2023

5.Deed of Commercial Retail Lease dated January 31, 2023 between Washington Avenue Apartments, LLC (Landlord) and Sole Brothers, LLC (Tenant) as amended by the First Amendment to Deed of Commercial Retail Lease dated May 30, 2024

6.Deed of Commercial Retail Lease dated December 22, 2023 between Washington Avenue Apartments, L.L.C. (Landlord) and 5 Star Cuts LLC (Tenant)

7.Deed of Commercial Retail Lease dated October 3, 2024 between Washington Avenue Apartments, LLC (Landlord) and W.M. Jordan Company, Incorporated (Tenant)

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MF-367671222
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SCHEDULE 7.1(d)

SERVICE CONTRACTS

(See attached)

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SCHEDULE 7.1(e)

COMPLIANCE WITH LAW REPRESENTATION AND WARRANTY EXCEPTIONS

1.Schedule 4.9(b) is incorporated herein by reference.

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SCHEDULE 7.1(g)
CONDOMINIUM

Condominium Properties
Encore
Premier
Cosmopolitan
Allied
1305 Dock
1405 Point Street
Chandler Residences

Condominium Documents

Master Declaration of Covenants and Restrictions for Town Center of Virginia Beach (all Virginia sites):
1.Master Declaration of Covenants and Restrictions for the Town Center of Virginia Beach, dated September 29, 2003
2.Bylaws of Town Center of Virginia Beach Master Association, Inc.
3.First Amendment to Master Declaration of Covenants and Restrictions for the Town Center of Virginia Beach, dated March 15, 2004
4.Second Amendment to Master Declaration of Covenants and Restrictions for the Town Center of Virginia Beach, dated April 9, 2004
5.Third Amendment to Master Declaration of Covenants and Restrictions for the Town Center of Virginia Beach, dated April 19, 2004
6.First Release from Master Declaration of Covenants and Restrictions for the Town Center of Virginia Beach, dated July 15, 2004
7.Fourth Amendment to Master Declaration of Covenants and Restrictions for the Town Center of Virginia Beach, dated October 20, 2004
8.Fifth Amendment to Master Declaration of Covenants and Restrictions for the Town Center of Virginia Beach, dated June 1, 2006
9.Sixth Amendment to Master Declaration of Covenants and Restrictions for the Town Center of Virginia Beach, dated March 1, 2007
10.Second Release from Master Declaration of Covenants and Restrictions for the Town Center of Virginia Beach, dated October 3, 2008
11.Seventh Amendment to Master Declaration of Covenants and Restrictions for the Town Center of Virginia Beach, dated April 15, 2009
12.Eighth Amendment to Master Declaration of Covenants and Restrictions for the Town Center of Virginia Beach, dated April 1, 2013
13.Ninth Amendment to Master Declaration of Covenants and Restrictions for the Town Center of Virginia Beach, dated October 21, 2014
14.Tenth Amendment to Master Declaration of Covenants and Restrictions for the Town Center of Virginia Beach, dated March 23, 2015
15.Eleventh Amendment to Master Declaration of Covenants and Restrictions for the Town Center of Virginia Beach, dated January 23, 2017

Town Center Condominium 11 (affects Encore):
1.Declaration of Condominium of Town Center Condominium 11, dated April 18, 2013
2.By-Laws of Town Center Condominium 11 Owners Association, Inc.

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3.Assignment of Declarant Rights, dated July 3, 2013
4.First Amendment to Declaration of Condominium of Town Center Condominium 11, dated October 27, 2014
5.Condominium Plat of Town Center Condominium 11, recorded January 23, 2015
6.Amended Condominium Plans of Town Center Condominium 11, recorded January 23, 2015
7.Second Amendment to Declaration of Condominium of Town Center Condominium 11, dated August 29, 2016

Town Center Condominium 9 (affects Premier):
1.Declaration of Condominium of Town Center Condominium 9, dated June 23, 2017
2.By-Laws of Town Center Condominium 9 Owners Association, Inc.
3.Amended Condominium Plans of Town Center Condominium 9, recorded June 30, 2017
4.Condominium Plat of Town Center Block 9 dated February 24, 2017

Town Center Condominium 10 (affects Cosmopolitan):
1.Declaration of Condominium of Town Center Condominium 10, dated April 19, 2004
2.By-Laws of Town Center Condominium 10 Owners Association, Inc.
3.Plat of Survey and Plans of the Condominium, recorded April 29, 2004
4.Prospective "As Built" Plans of the Condominium and Condominium Units, recorded April 29, 2004
5.Amendment to Declaration of Condominium of Town Center Condominium 10 Reassigning a Limited Common Element, dated April 19, 2004
6.Second Amendment to Declaration of Condominium of Town Center Condominium 10, dated January 1, 2011
7.Third Amendment to Declaration of Condominium of Town Center Condominium 10, dated June 21, 2011

Harbor Point Master Land Condominium (affects 1305 Dock Street & Allied):
1.Declaration of Condominium for Harbor Point Master Land Condominium, dated March 21, 2014
2.Bylaws of Harbor Point Master Land Condominium
3.First Amendment to Declaration for Harbor Point Master Land Condominium, dated January 13, 2016
4.Second Amendment to Declaration for Harbor Point Master Land Condominium, dated February 20, 2017
5.Third Amendment to Declaration for Harbor Point Master Land Condominium, dated April 25, 2010
6.Fourth Amendment to Declaration for Harbor Point Master Land Condominium, dated January 25, 2022

Allied Harbor Point Parcel 4 Commercial Condominium (affects Allied):
1.Declaration of Condominium for Allied Harbor Point Parcel 4 Condominium, dated June 10, 2025
2.Bylaws of Allied Harbor Point Parcel 4 Condominium

Harbor Point Parcel 4 Commercial Condominium (affects Allied):
1.Declaration of Condominium for Harbor Point Parcel 4 Commercial Condominium, dated April 7, 2022
2.Bylaws of Harbor Point Parcel 4 Commercial Condominium

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Harbor Point Parcel 2 Commercial Condominium (affects 1305 Dock Street):
1.Declaration of Condominium for Harbor Point Parcel 2 Commercial Condominium, dated October 21, 2019
2.Bylaws of Harbor Point Parcel 2 Commercial Condominium
3.Condominium Location Plat and Site Plan recorded October 28, 2019
Harbor Point Phase I Land Condominium (affects 1405 Point):
1.Declaration for Harbor Point Phase I Land Condominium, dated December 26, 2008
2.Bylaws of Harbor Point Phase I Land Condominium
3.Amended and Restated First Amendment to Declaration for Harbor Point Phase I Land Condominium, dated March 12, 2013
4.Second Amendment to Declaration for Harbor Point Phase I Land Condominium, dated April 25, 2014
5.Third Amendment to Declaration for Harbor Point Phase I Land Condominium, dated January 13, 2016
6.Fourth Amendment to Declaration for Harbor Point Phase I Land Condominium, dated February 20, 2017
7.Fifth Amendment to Declaration for Harbor Point Phase I Land Condominium, dated April 25, 2019
8.Plat of Condominium recorded April 26, 2019

Chandler Residences
1.Declaration of Condominium for Southern Post Master Condominium dated February 19, 2026 (draft)
2.Bylaws of Southern Post Master Condominium Association, Inc. dated December 15, 2025 (draft)
3.Floor Plans dated as of March 12, 2026
Plats dated as of March 12, 2026

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SCHEDULE 7.1(i)

Ground Lease Documents

1405 Point Street Ground Lease Documents

1.The Baltimore Ground Lease (as such term is defined in Section 1.2(g) of this Agreement).

Chandler Residences Ground Lease Documents

1.The Chandler Residence Ground Lease (as such term is defined in Section 1.2(h) of this Agreement).

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SCHEDULE 7.1(n)

TAX ABATEMENT AND BOND DOCUMENTS

1.Chandler Bond Documents: That certain Indenture of Trust, between Development Authority of Fulton County and Synovus Bank, dated as of December 1, 2019, as affected by (1) that certain (i) Deed to Secure Debt, Assignment of Rents and Leases and Security Agreement, from the Development Authority of Fulton County to Synovus Bank, dated as of December 1, 2019, (ii) Bond Purchase Agreement, by and between the Development Authority of Fulton County, dated as of December 1, 2019 and recorded on December 23, 2019, (iii) Home Office Payment Agreement, by and between Synovus Bank, the Development Authority of Fulton County, and Southern Post, LLC, dated December 1, 2019, (iv) the Guaranty Agreement, by and between Southern Post, LLC and Synovus Bank, dated December 1, 2019, (v) the Designation of Bond to be Delivered to Undersigned Purchaser and Related Certificates, from Southern Post, LLC to Development Authority of Fulton County, dated December 2019, (vi) Investment Certificate, by Southern Post, LLC to Development Authority of Fulton County and Synovus Bank, dated December 2019, (vii) Receipt of Bond R-1, by Southern Post LLC, dated December 2019, (viii) Certificate for Trustee, by Synovus Bank to Development Authority of Fulton County, dated December 1, 2019, (ix) Designation of Bond to Be Delivered to Undersigned Purchaser and Related Certificates by Southern Post, LLC, to Development Authority of Fulton County and Synovus Bank, dated December 31, 2024, (x) Receipt for Bond No. R-2, by Southern Post, LLC, dated December 31, 2024, (xi) Investment Certificate for Bond No. R-2, from Southern Post, LLC to Development Authority of Fulton County and Synovus Bank, dated December 31, 2024, (xii) Certificate of Completion, by Southern Post, LLC, dated December 31, 2024 (2) the Chandler Residence Ground Lease, (3) the Memorandum of Agreement Regarding Lease Structure and Valuation of Leasehold Interest, by the Fulton County Board of Assessors, dated July 11, 2019, (4) Management Agreement, by and between Southern Post, LLC and Pegasus Residential L.L.C., dated September 25, 2023, as amended by the First Amendment to Management Agreement, by and between Southern Post, LLC and Pegasus Residential, L.L.C., dated January 24, 2025 and (5) the Limited Warranty Deed, by and between Southern Post, LLC and the Development Authority of Fulton County, dated December 20, 2019.

2.Chandler Brownfield Abatement Documents: That certain Prospective Purchaser Corrective Action Plan for Roswell Plaza Shopping Center, by and between Contour Engineering, LLC, Georgia Department of Natural Resources Environmental Protection Division-Brownfield Program (Ms. Shannon Ridley) and 1023 Roswell, LLC, dated as of August 6, 2019, with the Brownfield Corrective Action Approval Letter for Roswell Plaza, from Georgia Department of Natural Resources – Environmental Protection Division to Michael O’Hara, dated as of October 10, 2019, the Monitoring and Maintenance Plan for Southern Post Development, prepared for Armada Hoffler by Contour Engineering, dated as of October 19, 2023, the Brownfield Cost Certification Letter for Roswell Plaza Shopping Center, from UES (formerly Contour Engineering, LLC) to Georgia Department of Natural Resources, dated as of September 30, 2025 and revised on February 9, 2026, the Brownfield Cost Certification for Roswell Plaza Shopping Center 2, from the Georgia Department of Natural Resources – Environmental Protection Division to Armada Hoffler (dba Southern Post, LLC), dated as of February 20, 2026, and that

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certain Brownfield Tax Abatement Application from Southern Post, LLC, dated as of February 24, 2026.

3.Chronicle Mill Perpetual 50% Historic Abatement: That certain ordinance titled Historic Preservation Commission: An Ordinance Designating the 1901 Chronicle Mill, Belmont, NC as a Historic Property, by the Gaston County Board of Commissioners, dated as of November 10, 2015, with the Request for Property Tax Exemption/Exclusion for the 2016 Tax Year for Chronicle Mill Land LLC, from the Gaston County Office of the Director of Revenue to Chronicle Mill Land LLC, dated as of June 6, 2016, and the Certificate of Appropriateness Approval Letter, from Gaston County Historic Preservation Commission to Chronicle Mill Land LLC, dated as of November 19, 2019.
4.Chronicle Mill Level Three Economic Development Grant (County): That certain resolution titled To Authorize a Gaston County Level Three Economic Development Grant – Chronicle Mill Project (Chronicle Holdings, LLC), by the Board of Commissioners, dated as of March 24, 2020, with the Agreement for Preservation and Adaptive Reuse of the Chronicle Mill by and between Gaston County and Chronicle Holdings, LLC, dated as of February 24, 2023.

5.Chronicle Mill Historic Mill Adaptive Reuse Investment Grant: That certain resolution titled Resolution to Provide a City of Belmont Historic Mill Adaptive Reuse Investment Grant for the Chronicle Mill Redevelopment Project, signed by the Mayor, dated as of January 6, 2020, with the Agreement for Preservation and Adaptive Reuse of the Chronicle Mill by and between the City of Belmont and Chronicle Holdings, LLC, dated February 24, 2023.

6.Chronicle Mill Brownfield Tax Abatement: That certain Notice of Brownfields Property and Brownfields Agreement, by and between Chronicle Mill Land, LLC and North Carolina Department of Environmental Quality, dated as of September 21, 2016, with the Application for Tax Exemption, by and between Chronicle Mill Land, LLC, and North Carolina Department of Environmental Quality, dated as of September 21, 2016, with the Gaston County Tax Office Property Tax Decisions, from the Gaston County Tax Office to Chronicle Holdings LLC, dated as of February 22, 2023, and the Brownfield Improvements Exclusion Notification, from the Gaston County Tax Office to Chronicle Holdings LLC, dated as of November 25, 2025.

7. 1305 Dock Street Brownfield Tax Credits: That certain Brownfield Tax Credit Application Certification, from the Baltimore Development Corporation to Robert Gentry, dated as of March 17, 2017, with the Reassessment Notice for the Brownfields Tax Credit Application, from the Department of Finance for the City of Baltimore to Robert Gentry, dated as of March 17, 2017.

8. 1305 Dock Street Enterprise Zone Tax Credits: That certain Maryland Department of Commerce Tax Credit Approval, from the Maryland Department of Commerce, dated as of December 2, 2013.

9. 1405 Point Street Brownfield Tax Credits: That certain Brownfield Tax Credit Application Certification, from the Baltimore Development Corporation to Robert Gentry, dated as of December 1, 2017.

10. 1405 Point Street Enterprise Zone Tax Credits: That certain Enterprise Zone Credit Approval Letter, from the Baltimore Development Corporation to Robert Gentry, dated November 9, 2017.

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11.Allied Brownfield Tax Credits: That certain Application for Brownfield Credit – Harbor
Point Development, by Harbor Point Parcel 4 Development, LLC to Maryland Department of Commerce, dated April 2, 2025.

12.Allied Enterprise Zone Tax Credits: That certain Enterprise Zone Certification, from the Baltimore Development Corporation to Harbor Point Parcel 4 Development, LLC, dated as of November 2023, with the Final Certification Letter (004K – Retail South), from the Baltimore Development Corporation to Armada Hoffler, dated as of January 22, 2026, and the Final Certification Letter (004-F – Retail East), from Baltimore Development Corporation, dated as of January 23, 2026.

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    EXHIBIT A

    LEGAL DESCRIPTION OF THE REAL PROPERTY

(See attached)

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EXHIBIT B

    INTENTIONALLY OMITTED

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EXHIBIT C-1

FORM OF MARYLAND DEED

AFTER RECORDING RETURN TO:

______________________
______________________
______________________

Consideration: [$_________]
Tax I.D. No. [___________________]
Title Insurance Company: [_____________]

SPECIAL WARRANTY DEED

    THIS SPECIAL WARRANTY DEED (this “Deed”) is made as of _____________, 2026 from [_________________ - Name should be in bold or underlined], a [_______________] (“Grantor”), with an [____________________], to and for the benefit of [_________________ - Name should be in bold or underlined], a [___________________] (“Grantee”), with an address of [℅ [_______-], 999 Waterside Drive, Suite 2300, Norfolk, VA 23510 – This should be the address where the Grantee wants the tax bill to be sent]

    WITNESSETH, that in consideration of the sum of [Insert allocated Purchase Price here] Dollars ($[___________]), said sum being the true and actual consideration paid or to be paid on account hereof and which sum includes the outstanding balance of any indebtedness assumed by the Grantee, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby grants and conveys unto Grantee, its successors and assigns, in fee simple, all of that property situated and located in [__________] County, Maryland, and more particularly described on Exhibit “A” attached hereto (the “Property”).

    TOGETHER with the improvements thereupon erected, made or being, and all of the rights, appurtenances, privileges and easements benefiting, belonging or pertaining thereto, and all of the rights, title and interests of Grantor that are appurtenant to the Property: (a) in and to any and all of the ways, rights, privileges, appurtenances, easements and covenants benefitting the Property, (b) in and to any and all of the public and private streets, roadways, rights of way, any privately owned water and sewer lines serving the Property, and (c) in and to any and all of the benefits, agreements, rights and appurtenances enjoyed by and/or benefiting the Property.

40927283.7

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    TO HAVE AND TO HOLD the unto and to the proper use and benefit of Grantee, its successors and assigns, in fee simple, forever.

    SUBJECT, HOWEVER, to the exceptions set forth on Exhibit “B”, to the extent the same are valid and subsisting and apply to the Property or any part thereof.

    AND THE GRANTOR hereby covenants that it will warrant specially the Property; and that it will execute such further assurances of the same as may be requisite.

[signature to follow]

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    IN WITNESS WHEREOF, Grantor has caused this Deed to be duly executed as of the day and year written above.

GRANTOR:

[____________________]

By: __________________________
Name:
Title:

STATE OF [_____]    )
    )
COUNTY OF [______]    )

On this ____ day of [_____], 2026, before me, a Notary Public in and for the State and County aforesaid, personally appeared [___________], as [___________] of [_____________], and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

In witness whereof I hereunto set my hand and official seal.

__________________________________________
Name:
Notary Public

My commission expires_________________

[Notary Seal]

[Signature Page to Special Warranty Deed]

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MARYLAND ATTORNEY’S CERTIFICATE

    I hereby certify that the annexed instrument was prepared under the supervision of the undersigned, an attorney duly admitted to practice before the Supreme Court of Maryland.

_________________________________________
Melissa Cocci Luckett

[Signature Page to Special Warranty Deed]

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Exhibit “A”
Description of Land

All those lots or parcels of land, together with the improvements thereon and the appurtenances thereunto belonging, lying, being, and situate in [______] County, Maryland and being more particularly described as follows:

Tax I.D. No.

- EXHIBITS -

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Exhibit “B”
Permitted Exceptions

- EXHIBITS -

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EXHIBIT C-2

FORM OF NORTH CAROLINA DEED

NORTH CAROLINA SPECIAL WARRANTY DEED

Excise Tax: $

Tax Lot No. Parcel Identifier No. Verified by _______________ County on the ____ day of________________, 20 By:

Mail/Box to: GRANTEE

This instrument was prepared by:

Brief description for the Index:
THIS DEED made this day of ______________, 2026, by and between
    GRANTOR                        GRANTEE

Enter in appropriate block for each Grantor and Grantee: name, mailing address, and, if appropriate, character of entity, e.g. corporation or partnership.

The designation Grantor and Grantee as used herein shall include said parties, their heirs, successors, and assigns, and shall include singular, plural, masculine, feminine or neuter as required by context.

WITNESSETH, that the Grantor, for a valuable consideration paid by the Grantee, the receipt of which is hereby acknowledged, has and by these presents does grant, bargain, sell and convey unto the Grantee in fee simple, all that certain lot or parcel of land situated in the City of ________, _________ County, North Carolina and more particularly described as follows:

See attached Exhibit A.

Being the same property commonly known as:

The property hereinabove described was acquired by Grantor by instrument recorded in Book , Page .

All or a portion of the property herein conveyed includes or does not include the primary residence of a Grantor.

TO HAVE AND TO HOLD the aforesaid lot or parcel of land and all privileges and appurtenances thereto belonging to the Grantee in fee simple.

And the Grantor covenants with the Grantee, that Grantor is seized of the premises in fee simple, has the right to convey the same in fee simple, that title is marketable and free and clear of all encumbrances, and that Grantor will warrant and defend the title against the against all claims of all persons owning, holding and claiming by through or under the Grantor, other than the exceptions set forth on Exhibit B.

IN WITNESS WHEREOF, the Grantor has duly executed the foregoing as of the day and year first above written.

By:_______________________________________

- EXHIBITS -

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Name:
Title:

______________________________________________________________________________________________________
State of     North Carolina    - County or City of _____________________

I, the undersigned Notary Public of the County and State aforesaid, certify that ______________________ personally came before me this day and acknowledged the due execution of the foregoing instrument for the purposes therein expressed. Witness my hand and Notarial stamp or seal this ________day of _____ _____, 202_.

My Commission Expires________________

Notary Public__________________________

Notary’s Printed or Typed Name_______________________
(Affix Seal)

- EXHIBITS -

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EXHIBIT A

- EXHIBITS -

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EXHIBIT B

- EXHIBITS -

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EXHIBIT C-3

FORM OF VIRGINIA DEED

Prepared by and return to:
_______________________
_______________________
_______________________

Tax Map Number(s): ____________
Consideration: ____________
Assessed Value: ____________
Title Underwriter: ____________

SPECIAL WARRANTY DEED

    THIS SPECIAL WARRANTY DEED, made this ___ day of _____, 2026, by and between [GRANTOR], a [[State] entity type], having an address of ________________________________ (“Grantor”), to be indexed as GRANTOR, and [GRANTEE], a [[State] entity type], having an address of ________________________________ (“Grantee”), to be indexed as GRANTEE, recites and provides as follows:

    W I T N E S S E T H:
    In consideration of the sum of Ten Dollars ($10.00) cash in hand paid by Grantee to Grantor, and other good and valuable consideration, the receipt whereof is hereby acknowledged, Grantor does hereby grant and convey, with Special Warranty of Title, unto the Grantee, the property located in the [City/County] of _______, Virginia, as more particularly described on Exhibit A attached hereto and made a part hereof (the “Property”).
    Grantor does hereby warrant the title to the Property and will defend the same against the lawful claims of all persons claiming by, through or under Grantor, but against none other.
    This conveyance is made subject to those certain permitted exceptions set forth on Exhibit B attached hereto and made a part hereof insofar as they may lawfully affect the Property.
    TO HAVE AND TO HOLD the Property, together with all buildings and other improvements located thereon, and all rights, privileges, and advantages thereunto belonging or appertaining to the Grantee, its successors and assigns, forever.
[Remainder of page intentionally blank; signature on next page.]

- EXHIBITS -

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[Signature page to Special Warranty Deed]
WITNESS the following signature:
[GRANTOR NAME],
    a _____________________________

                    By:______________________________ (SEAL)
                    Name:
                    Title:

STATE OF ___________,
[City/County] OF ___________________, to-wit:

    The foregoing instrument has been acknowledged before me, a notary public in the jurisdiction aforesaid, this ______ day of _______, 20____, by _______________, as _______ of [Grantor name], a [[State] entity type]. He is known to me or produced a state-issued driver’s license as identification.

                    __________________________________
                    Notary Public
                    (Official Seal)

My Commission Expires:______________
Registration No.:_____________

- EXHIBITS -

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EXHIBIT A TO SPECIAL WARRANTY DEED
LEGAL DESCRIPTION OF PROPERTY

- EXHIBITS -

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EXHIBIT B TO SPECIAL WARRANTY DEED
PERMITTED EXCEPTIONS

- EXHIBITS -

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EXHIBIT D

ASSIGNMENT OF LEASES AND CONTRACTS AND BILL OF SALE

This instrument (this “Assignment”) is executed and delivered as of the ____ day of _________, 202__ (the “Effective Date”) pursuant to that certain Purchase and Sale Agreement and Joint Escrow Instructions dated ____________, 202__ (as the same may have been amended and/or extended “Agreement”) by and between             , a                 (“Seller”), and _________________, a ____________________ (“Buyer”), covering the real property described in Exhibit A attached hereto (“Real Property”).

1.    Sale of Personalty. For good and valuable consideration, as of the Effective Date and subject to all the terms and conditions of this Assignment, Seller hereby irrevocably grants, bargains, sells, transfers, sets over, conveys, and delivers, without warranty from Seller except as set forth in and subject to the terms of the Agreement, to Buyer, free and clear of all liens, encumbrances and creditors’ rights the following:

(a)     Tangible Personalty. All of Seller’s right, title and interest, in and to all Personal Property, but specifically excluding any items of personal property owned by tenants or any Condominium Board; and

(b)     Intangible Personalty. All the right, title and interest of Seller, if any, in and to any Intangible Personal Property.

2.    Assignment. For good and valuable consideration, as of the Effective Date and subject to all the terms and conditions of this Assignment, Seller hereby irrevocably assigns, transfers, sets over and conveys to Buyer, and Buyer hereby accepts the following:

(a)     Leases and Tenant Security Deposit Balances. All of Seller’s right, title and interest in the Leases and Tenant Security Deposit Balance for such Leases; and

(b)     Service Contracts. Seller’s right, title and interest in and to the Assumed Contracts.

3.    Assumption. Buyer hereby assumes the obligations of Seller under the Leases, Tenant Security Deposit Balances and Contracts arising from and after the Effective Date.

4.    INDEMNITIES. SUBJECT TO SECTION 5 BELOW AND THE LIMITS CONTAINED IN THE AGREEMENT, SELLER SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS BUYER FROM AND AGAINST ANY LIABILITY, DAMAGES, CAUSES OF ACTION, EXPENSES AND REASONABLE ATTORNEYS’ FEES (COLLECTIVELY, “CLAIMS”) INCURRED BY BUYER BY REASON OF THE FAILURE OF SELLER TO FULFILL, PERFORM, DISCHARGE AND OBSERVE ITS OBLIGATIONS WITH RESPECT TO THE LEASES, THE TENANT SECURITY DEPOSIT BALANCES OR THE ASSUMED CONTRACTS ARISING PRIOR TO THE EFFECTIVE DATE. BUYER SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS SELLER FROM AND AGAINST ANY CLAIMS INCURRED BY SELLER BY REASON OF THE FAILURE OF BUYER TO FULFILL, PERFORM, DISCHARGE AND OBSERVE ITS OBLIGATIONS WITH RESPECT TO THE LEASES, THE TENANT SECURITY DEPOSIT BALANCES OR THE CONTRACTS ARISING FROM AND AFTER THE EFFECTIVE DATE.

- EXHIBITS -

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5.    Agreement Applies. The covenants, agreements, disclaimers, representations, warranties, indemnities and limitations provided in the Agreement with respect to the Property (including, without limitation, the limitations of liability provided in the Agreement), are hereby incorporated herein by this reference as if herein set out in full and shall inure to the benefit of and shall be binding upon Seller and Buyer and their respective successors and assigns. Capitalized and undefined terms used herein shall have the meanings given to them in the Agreement

6.    Successors. This Assignment shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

    7.    Counterparts. This Assignment may be executed in a number of identical counterparts. Signatures may be delivered by facsimile or electronic delivery (including DocuSign), and such signatures shall be binding on the parties hereto, with original signatures to be delivered as soon as reasonably practical thereafter.

    8    Governing Law. This Assignment and the legal relations between the parties hereto shall be governed by and construed and enforced in accordance with the laws of the State wherein the Property is located, without reference to the conflict of law provisions thereof.

    9.    Liability. Seller and each other “Seller” under each other Assignment of Leases and Contracts and Bill of Sale shall be jointly and severally liable for all obligations and liabilities of Seller hereunder and each other “Seller” under each other Assignment of Leases and Contracts and Bill of Sale.

- EXHIBITS -

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IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed as of the date written above.

SELLER:

                        _________________________________,
a ________________________________

By:
Name:
Title:

- EXHIBITS -

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BUYER:

                        _________________________________,
a ________________________________

By:
Name:
Title:

- EXHIBITS -

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EXHIBIT E

    TENANT NOTICE LETTER

(See attached)

- EXHIBITS -

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                        EXHIBIT F

EXCLUSIONS TO PERSONAL PROPERTY

None.

- EXHIBITS -

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EXHIBIT G

SELLER’S REPRESENTATION CERTIFICATE

SELLER’S CERTIFICATE

OF

REPRESENTATIONS AND WARRANTIES

________, 2026

Reference is hereby made to that certain Purchase and Sale Agreement and Joint Escrow Instructions (as may have been amended from time to time, the “Agreement”) dated as of _________, 2026, by and between [____], a [____] (collectively, “Seller”) and HGI Acquisitions, LLC, a Virginia limited liability company, as assigned to [____], a [____] (“Buyer”).

Seller hereby certifies to Buyer that all of Seller’s representations and warranties set forth in Section 7.1 of the Agreement are true and correct in all material respects as if made on the date hereof except (i) where stated to be as of a specified earlier date certain or (ii) to the extent resulting from any actions of Buyer.

This Certificate may be executed by electronic signature, which shall be considered as an original signature for all purposes and shall have the same force and effect as an original signature. Without limitation, “electronic signature” shall include faxed versions of an original signature or electronically scanned and transmitted versions (e.g., via pdf) of an original signature and any execution via DocuSign or other electronic signature platform.

[Signature Page Follows]

- EXHIBITS -

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IN WITNESS WHEREOF, the undersigned has executed this Seller’s Certificate of Representations and Warranties as of the day and year first written above.

SELLER: _______________________ ________________________

- EXHIBITS -

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EXHIBIT H

BUYER’S REPRESENTATION CERTIFICATE

BUYER’S CERTIFICATE

OF

REPRESENTATIONS AND WARRANTIES

________, 2026

Reference is hereby made to that certain Purchase and Sale Agreement and Joint Escrow Instructions (as may have been amended from time to time, the “Agreement”) dated as of _________, 2026, by and between [____], a [____] (collectively, “Seller”) and HGI Acquisitions, LLC, a Virginia limited liability company, as assigned to [____], a [____] (“Buyer”).

Buyer hereby certifies to Seller that all of Buyer’s representations and warranties set forth in Section 7.2 of the Agreement are true and correct in all material respects as if made on the date hereof.

This Certificate may be executed by electronic signature, which shall be considered as an original signature for all purposes and shall have the same force and effect as an original signature. Without limitation, “electronic signature” shall include faxed versions of an original signature or electronically scanned and transmitted versions (e.g., via pdf) of an original signature and any execution via DocuSign or other electronic signature platform.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned has executed this Buyer’s Certificate of Representations and Warranties as of the day and year first written above.

BUYER:

[_________]

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EXHIBIT I

PREMIER LEASE

(See attached)

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